ALLIANZ LIFE OF NY VARIABLE ACCOUNT C

of

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK

Financial Statements

December 31, 2025

(With Report of Independent Registered Public Accounting Firm Thereon)

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Allianz Life Insurance Company of New York and the Contract Owners of Allianz Life of NY Variable Account C

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts of Allianz Life of NY Variable Account C indicated in the table below (other than AZL DFA Five-Year Global Fixed Income Fund, AZL Gateway Fund, AZL MetWest Total Return Bond Fund, AZL MSCI Emerging Markets Equity Index Class 1, AZL MSCI Emerging Markets Equity Index Class 2, AZL MVP Fusion Balanced Fund, AZL MVP Fusion Conservative Fund, AZL MVP Fusion Moderate Fund, BlackRock Equity Dividend V.I. Fund, Eaton Vance VT Floating-Rate Income Fund, Fidelity VIP Emerging Markets Portfolio, JPMorgan Insurance Trust Core Bond Portfolio, Invesco V.I. Balanced-Risk Allocation Fund, Lazard Retirement International Equity Portfolio, Lazard Retirement U.S. Small-Mid Cap Equity Portfolio, Macquarie VIP Asset Strategy Series Portfolio, Macquarie VIP Energy Series Portfolio, Macquarie VIP Science and Technology Series Portfolio, T. Rowe Price Blue Chip Growth Portfolio, and T. Rowe Price Health Sciences Portfolio which do not present a statement of assets and liabilities) as of December 31, 2025, and the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts of Allianz Life of NY Variable Account C (other than AZL DFA Five-Year Global Fixed Income Fund, AZL Gateway Fund, AZL MetWest Total Return Bond Fund, AZL MSCI Emerging Markets Equity Index Class 1, AZL MVP Fusion AZL MSCI Emerging Markets Equity Index Class 2, AZL MVP Fusion Balanced Fund, AZL MVP Fusion Conservative Fund, AZL MVP Fusion Moderate Fund, BlackRock Equity Dividend V.I. Fund, Eaton Vance VT Floating-Rate Income Fund, Fidelity VIP Emerging Markets Portfolio, Invesco V.I. Balanced-Risk Allocation Fund, JPMorgan Insurance Trust Core Bond Portfolio, Lazard Retirement International Equity Portfolio, Lazard Retirement U.S. Small-Mid Cap Equity Portfolio, Macquarie VIP Asset Strategy Series Portfolio, Macquarie VIP Energy Series Portfolio, Macquarie VIP Science and Technology Series Portfolio, T. Rowe Price Blue Chip Growth Portfolio, and T. Rowe Price Health Sciences Portfolio which do not present a statement of assets and liabilities) as of December 31, 2025, and the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Subaccounts of Allianz Life Variable Account C
AZL Balanced Index Strategy Fund	AZL Russell 1000 Growth Index Fund Class 2	MFS International Intrinsic Value Portfolio
AZL DFA Multi-Strategy Fund	AZL Russell 1000 Value Index Fund Class 1	MFS VIT Total Return Bond Portfolio
AZL Enhanced Bond Index Fund	AZL Russell 1000 Value Index Fund Class 2	MFS VIT Utilities Portfolio
AZL Fidelity Institutional Asset Management Multi-Strategy Fund Class 1	AZL S&P 500 Index Fund	Nomura VIP Asset Strategy Series
AZL Fidelity Institutional Asset Management Multi-Strategy Fund Class 2	AZL Small Cap Stock Index Fund Class 1	Nomura VIP Energy Series
AZL Fidelity Institutional Asset Management Total Bond Fund Class 1	AZL Small Cap Stock Index Fund Class 2	Nomura VIP Growth Series
AZL Fidelity Institutional Asset Management Total Bond Fund Class 2	AZL T. Rowe Price Capital Appreciation Fund	Nomura VIP Mid Cap Growth Series

AZL Government Money Market Fund	BlackRock Equity Dividend V.I. Fund	Nomura VIP Natural Resources Series
AZL International Index Fund Class 1	ClearBridge Variable Growth Portfolio	Nomura VIP Science and Technology Series
AZL International Index Fund Class 2	Columbia Variable Portfolio – Seligman Global Technology Fund	PIMCO VIT Balanced Allocation Portfolio
AZL Mid Cap Index Fund Class 1	Davis VA Financial Portfolio	PIMCO VIT CommodityRealReturn Strategy Portfolio
AZL Mid Cap Index Fund Class 2	Eaton Vance VT Floating-Rate Income Fund	PIMCO VIT Emerging Markets Bond Portfolio
AZL Moderate Index Strategy Fund	Fidelity VIP Emerging Markets Portfolio	PIMCO VIT Global Core Bond (Hedged) Portfolio
AZL MSCI Global Equity Index Fund Class 1	Fidelity VIP Mid Cap Portfolio	PIMCO VIT High Yield Portfolio
AZL MSCI Global Equity Index Fund Class 2	Fidelity VIP Strategic Income Portfolio	PIMCO VIT Long-Term U.S. Government Portfolio
AZL MVP Balanced Index Strategy Fund	Franklin Rising Dividends VIP Fund	PIMCO VIT Low Duration Portfolio
AZL MVP DFA Multi-Strategy Fund	Franklin U.S. Government Securities VIP Fund	PIMCO VIT Real Return Portfolio
AZL MVP Fidelity Institutional Asset Management Multi-Strategy Fund	Invesco V.I. American Value Fund	PIMCO VIT StocksPLUS Global Portfolio
AZL MVP Global Balanced Index Strategy Fund	Invesco V.I. Balanced-Risk Allocation Fund	PIMCO VIT Total Return Portfolio
AZL MVP Growth Index Strategy Fund	Invesco V.I. Global Strategic Income Fund	T. Rowe Price Blue Chip Growth Portfolio
AZL MVP Moderate Index Strategy Fund	Invesco V.I. International Growth Fund	T. Rowe Price Equity Income Portfolio
AZL MVP T. Rowe Price Capital Appreciation Plus Fund	Lazard Retirement International Equity Portfolio	T. Rowe Price Health Sciences Portfolio
AZL Russell 1000 Growth Index Fund Class 1	Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	Templeton Global Bond VIP Fund
LVIP JPMorgan Core Bond Fund

Basis for Opinions

These financial statements are the responsibility of Allianz Life Insurance Company of New York management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of Allianz Life of NY Variable Account C based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of Allianz Life of NY Variable Account C in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2025 by correspondence with the custodians of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 6, 2026

We have served as the auditor of one or more of the subaccounts of Allianz Life of NY Variable Account C of Allianz Life Insurance Company of New York since 2019.

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Assets and Liabilities
December 31, 2025
(In thousands)

	AZL Balanced Index Strategy Fund	AZL DFA Multi-Strategy Fund	AZL Enhanced Bond Index Fund	AZL Fidelity Institutional Asset Management Multi-Strategy Fund Class 1	AZL Fidelity Institutional Asset Management Multi-Strategy Fund Class 2
Assets:
Investments at Net Asset Value	$21,122	$56,475	$3,936	$5,606	$102,227
Total Assets	21,122	56,475	3,936	5,606	102,227

Liabilities:
Total Liabilities	—	—	—	—	—
Net Assets:	21,122	56,475	3,936	5,606	102,227

Net Assets:
Contracts in Accumulation Period	21,122	56,475	3,936	5,567	102,183
Contracts in Annuity Payment Period	—	—	—	39	44
Total Net Assets	$21,122	$56,475	$3,936	$5,606	$102,227

Investment Shares	1,379	4,048	403	287	6,377
Investments at Cost	$20,630	$53,880	$4,232	$5,533	$92,213

	AZL Fidelity Institutional Asset Management Total Bond Fund Class 1	AZL Fidelity Institutional Asset Management Total Bond Fund Class 2	AZL Government Money Market Fund	AZL International Index Fund Class 1	AZL International Index Fund Class 2
Assets:
Investments at Net Asset Value	$808	$13,405	$60,443	$5,494	$14,190
Total Assets	808	13,405	60,443	5,494	14,190

Liabilities:
Total Liabilities	—	—	—	—	—
Net Assets:	808	13,405	60,443	5,494	14,190

Net Assets:
Contracts in Accumulation Period	805	13,392	60,423	5,451	14,106
Contracts in Annuity Payment Period	3	13	20	43	84
Total Net Assets	$808	$13,405	$60,443	$5,494	$14,190

Investment Shares	98	1,552	60,443	413	648
Investments at Cost	$940	$14,919	$60,443	$4,272	$10,242
See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Assets and Liabilities
December 31, 2025
(In thousands)

	AZL Mid Cap Index Fund Class 1	AZL Mid Cap Index Fund Class 2	AZL Moderate Index Strategy Fund	AZL MSCI Global Equity Index Fund Class 1	AZL MSCI Global Equity Index Fund Class 2
Assets:
Investments at Net Asset Value	$1,810	$12,259	$78,322	$2,003	$3,823
Total Assets	1,810	12,259	78,322	2,003	3,823

Liabilities:
Total Liabilities	—	—	—	—	—
Net Assets:	1,810	12,259	78,322	2,003	3,823

Net Assets:
Contracts in Accumulation Period	1,785	12,259	78,268	2,003	3,810
Contracts in Annuity Payment Period	25	—	54	—	13
Total Net Assets	$1,810	$12,259	$78,322	$2,003	$3,823

Investment Shares	108	747	5,211	173	184
Investments at Cost	$3,557	$14,272	$73,165	$1,664	$2,855

	AZL MVP Balanced Index Strategy Fund	AZL MVP DFA Multi-Strategy Fund	AZL MVP Fidelity Institutional Asset Management Multi-Strategy Fund	AZL MVP Global Balanced Index Strategy Fund	AZL MVP Growth Index Strategy Fund
Assets:
Investments at Net Asset Value	$69,249	$128,602	$31,428	$56,139	$261,042
Total Assets	69,249	128,602	31,428	56,139	261,042

Liabilities:
Total Liabilities	—	—	—	—	—
Net Assets:	69,249	128,602	31,428	56,139	261,042

Net Assets:
Contracts in Accumulation Period	69,244	128,598	31,428	56,134	261,042
Contracts in Annuity Payment Period	5	4	—	5	—
Total Net Assets	$69,249	$128,602	$31,428	$56,139	$261,042

Investment Shares	5,457	11,077	2,294	4,706	17,662
Investments at Cost	$64,770	$114,052	$27,259	$53,498	$249,450
See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Assets and Liabilities
December 31, 2025
(In thousands)

	AZL MVP Moderate Index Strategy Fund	AZL MVP T. Rowe Price Capital Appreciation Plus Fund	AZL Russell 1000 Growth Index Fund Class 1	AZL Russell 1000 Growth Index Fund Class 2	AZL Russell 1000 Value Index Fund Class 1
Assets:
Investments at Net Asset Value	$43,590	$145,282	$4,818	$18,333	$14,889
Total Assets	43,590	145,282	4,818	18,333	14,889

Liabilities:
Total Liabilities	—	—	—	—	—
Net Assets:	43,590	145,282	4,818	18,333	14,889

Net Assets:
Contracts in Accumulation Period	43,590	145,282	4,779	18,333	14,749
Contracts in Annuity Payment Period	—	—	39	—	140
Total Net Assets	$43,590	$145,282	$4,818	$18,333	$14,889

Investment Shares	3,263	11,669	195	1,063	808
Investments at Cost	$43,624	$142,480	$5,702	$16,492	$14,801

	AZL Russell 1000 Value Index Fund Class 2	AZL S&P 500 Index Fund	AZL Small Cap Stock Index Fund Class 1	AZL Small Cap Stock Index Fund Class 2	AZL T. Rowe Price Capital Appreciation Fund
Assets:
Investments at Net Asset Value	$15,038	$29,164	$392	$10,317	$14,641
Total Assets	15,038	29,164	392	10,317	14,641

Liabilities:
Total Liabilities	—	—	—	—	—
Net Assets:	15,038	29,164	392	10,317	14,641

Net Assets:
Contracts in Accumulation Period	14,931	29,058	392	10,264	14,521
Contracts in Annuity Payment Period	107	106	—	53	120
Total Net Assets	$15,038	$29,164	$392	$10,317	$14,641

Investment Shares	1,046	1,265	30	924	868
Investments at Cost	$13,682	$22,972	$495	$11,058	$14,724
See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Assets and Liabilities
December 31, 2025
(In thousands)

	ClearBridge Variable Growth Portfolio	Columbia Variable Portfolio – Seligman Global Technology Fund	Davis VA Financial Portfolio	Fidelity VIP Mid Cap Portfolio	Fidelity VIP Strategic Income Portfolio
Assets:
Investments at Net Asset Value	$39	$91	$1,018	$42	$19
Total Assets	39	91	1,018	42	19

Liabilities:
Total Liabilities	—	—	—	—	—
Net Assets:	39	91	1,018	42	19

Net Assets:
Contracts in Accumulation Period	39	91	1,018	42	19
Contracts in Annuity Payment Period	—	—	—	—	—
Total Net Assets	$39	$91	$1,018	$42	$19

Investment Shares	3	2	57	1	2
Investments at Cost	$60	$50	$756	$40	$19

	Franklin Rising Dividends VIP Fund	Franklin U.S. Government Securities VIP Fund	Invesco V.I. American Value Fund	Invesco V.I. Global Strategic Income Fund	Invesco V.I. International Growth Fund
Assets:
Investments at Net Asset Value	$13,123	$10,739	$16	$93	$6
Total Assets	13,123	10,739	16	93	6

Liabilities:
Total Liabilities	—	—	—	—	—
Net Assets:	13,123	10,739	16	93	6

Net Assets:
Contracts in Accumulation Period	13,053	10,728	16	93	6
Contracts in Annuity Payment Period	70	11	—	—	—
Total Net Assets	$13,123	$10,739	$16	$93	$6

Investment Shares	450	1,020	1	20	3
Investments at Cost	$10,437	$12,118	$14	$106	$8

See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Assets and Liabilities
December 31, 2025
(In thousands)

	LVIP JPMorgan Core Bond Fund	MFS International Intrinsic Value Portfolio	MFS VIT Total Return Bond Portfolio	MFS VIT Utilities Portfolio	Nomura VIP Growth Series
Assets:
Investments at Net Asset Value	$954	$34	$4,061	$8	$12
Total Assets	954	34	4,061	8	12

Liabilities:
Total Liabilities	—	—	—	—	—
Net Assets:	954	34	4,061	8	12

Net Assets:
Contracts in Accumulation Period	954	34	4,061	8	12
Contracts in Annuity Payment Period	—	—	—	—	—
Total Net Assets	$954	$34	$4,061	$8	$12

Investment Shares	97	1	352	—	1
Investments at Cost	$946	$27	$4,449	$7	$11

	Nomura VIP Mid Cap Growth Series	Nomura VIP Natural Resources Series	PIMCO VIT Balanced Allocation Portfolio	PIMCO VIT CommodityRealReturn Strategy Portfolio	PIMCO VIT Emerging Markets Bond Portfolio
Assets:
Investments at Net Asset Value	$5	$6	$17,903	$1,134	$4,245
Total Assets	5	6	17,903	1,134	4,245

Liabilities:
Total Liabilities	—	—	—	—	—
Net Assets:	5	6	17,903	1,134	4,245

Net Assets:
Contracts in Accumulation Period	5	6	17,901	1,134	4,245
Contracts in Annuity Payment Period	—	—	2	—	—
Total Net Assets	$5	$6	$17,903	$1,134	$4,245

Investment Shares	1	1	1,762	180	372
Investments at Cost	$6	$3	$16,787	$1,373	$4,619

See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Assets and Liabilities
December 31, 2025
(In thousands)

	PIMCO VIT Global Core Bond (Hedged) Portfolio	PIMCO VIT High Yield Portfolio	PIMCO VIT Long-Term U.S. Government Portfolio	PIMCO VIT Low Duration Portfolio	PIMCO VIT Real Return Portfolio
Assets:
Investments at Net Asset Value	$6,730	$31,172	$205	$190	$15,000
Total Assets	6,730	31,172	205	190	15,000

Liabilities:
Total Liabilities	—	—	—	—	—
Net Assets:	6,730	31,172	205	190	15,000

Net Assets:
Contracts in Accumulation Period	6,730	31,154	205	190	14,994
Contracts in Annuity Payment Period	—	18	—	—	6
Total Net Assets	$6,730	$31,172	$205	$190	$15,000

Investment Shares	749	4,207	27	19	1,249
Investments at Cost	$7,021	$31,828	$262	$191	$15,899

	PIMCO VIT StocksPLUS Global Portfolio	PIMCO VIT Total Return Portfolio	T. Rowe Price Equity Income Portfolio	Templeton Global Bond VIP Fund	Total All Funds
Assets:
Investments at Net Asset Value	$7,917	$47,907	$60	$26,456	$1,414,032
Total Assets	7,917	47,907	60	26,456	1,414,032

Liabilities:
Total Liabilities	—	—	—	—	—
Net Assets:	7,917	47,907	60	26,456	1,414,032

Net Assets:
Contracts in Accumulation Period	7,896	47,861	60	26,425	1,412,910
Contracts in Annuity Payment Period	21	46	—	31	1,122
Total Net Assets	$7,917	$47,907	$60	$26,456	$1,414,032

Investment Shares	876	5,070	2	2,007	162,930
Investments at Cost	$7,110	$53,144	$59	$31,211	$1,356,437

See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Assets and Liabilities
December 31, 2025
(In thousands)
The following open/available funds had no assets or liabilities as of December 31, 2025 and therefore, were not listed in the Statements of Assets and Liabilities:

BlackRock Equity Dividend V.I. Fund
Eaton Vance VT Floating-Rate Income Fund
Fidelity VIP Emerging Markets Portfolio
Invesco V.I. Balanced-Risk Allocation Fund
Lazard Retirement International Equity Portfolio
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio
Nomura VIP Asset Strategy Series
Nomura VIP Energy Series
Nomura VIP Science and Technology Series
T. Rowe Price Blue Chip Growth Portfolio
T. Rowe Price Health Sciences Portfolio

See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Operations
For the year ended December 31, 2025
(In thousands)

	AZL Balanced Index Strategy Fund	AZL DFA Multi-Strategy Fund	AZL Enhanced Bond Index Fund	AZL Fidelity Institutional Asset Management Multi-Strategy Fund Class 1

Investment Income:
Dividends Reinvested in Fund Shares	$580	$1,570	$190	$145

Expenses:
Mortality and Expense Risk and Administrative Charges	383	967	65	77
Investment Income (Loss), Net	197	603	125	68
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	1,342	2,177	—	78
Realized Gains (Losses) on Sales of Investments, Net	121	168	(101)	(11)
Realized Gains (Losses) on Investments, Net	1,463	2,345	(101)	67
Net Change in Unrealized Appreciation
(Depreciation) on Investments	656	4,311	199	390
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	2,119	6,656	98	457
Net Increase (Decrease) in Net Assets From Operations	$2,316	$7,259	$223	$525

	AZL Fidelity Institutional Asset Management Multi-Strategy Fund Class 2	AZL Fidelity Institutional Asset Management Total Bond Fund Class 1	AZL Fidelity Institutional Asset Management Total Bond Fund Class 2	AZL Government Money Market Fund

Investment Income:
Dividends Reinvested in Fund Shares	$2,974	$41	$579	$1,487

Expenses:
Mortality and Expense Risk and Administrative Charges	1,696	13	226	538
Investment Income (Loss), Net	1,278	28	353	949
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	1,766	—	—	—
Realized Gains (Losses) on Sales of Investments, Net	1,297	(34)	(243)	—
Realized Gains (Losses) on Investments, Net	3,063	(34)	(243)	—
Net Change in Unrealized Appreciation
(Depreciation) on Investments	4,957	61	667	—
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	8,020	27	424	—
Net Increase (Decrease) in Net Assets From Operations	$9,298	$55	$777	$949
See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Operations
For the year ended December 31, 2025
(In thousands)

	AZL International Index Fund Class 1	AZL International Index Fund Class 2	AZL Mid Cap Index Fund Class 1	AZL Mid Cap Index Fund Class 2

Investment Income:
Dividends Reinvested in Fund Shares	$228	$344	$26	$141

Expenses:
Mortality and Expense Risk and Administrative Charges	80	337	26	270
Investment Income (Loss), Net	148	7	—	(129)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	93	155	497	3,484
Realized Gains (Losses) on Sales of Investments, Net	90	904	(254)	7
Realized Gains (Losses) on Investments, Net	183	1,059	243	3,491
Net Change in Unrealized Appreciation
(Depreciation) on Investments	959	2,407	(148)	(2,796)
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	1,142	3,466	95	695
Net Increase (Decrease) in Net Assets From Operations	$1,290	$3,473	$95	$566

	AZL Moderate Index Strategy Fund	AZL MSCI Global Equity Index Fund Class 1	AZL MSCI Global Equity Index Fund Class 2	AZL MVP Balanced Index Strategy Fund

Investment Income:
Dividends Reinvested in Fund Shares	$2,013	$54	$44	$2,018

Expenses:
Mortality and Expense Risk and Administrative Charges	1,373	29	85	1,109
Investment Income (Loss), Net	640	25	(41)	909
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	—	62	63	4,066
Realized Gains (Losses) on Sales of Investments, Net	123	57	135	974
Realized Gains (Losses) on Investments, Net	123	119	198	5,040
Net Change in Unrealized Appreciation
(Depreciation) on Investments	8,700	225	452	122
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	8,823	344	650	5,162
Net Increase (Decrease) in Net Assets From Operations	$9,463	$369	$609	$6,071
See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Operations
For the year ended December 31, 2025
(In thousands)

	AZL MVP DFA Multi-Strategy Fund	AZL MVP Fidelity Institutional Asset Management Multi-Strategy Fund	AZL MVP Global Balanced Index Strategy Fund	AZL MVP Growth Index Strategy Fund

Investment Income:
Dividends Reinvested in Fund Shares	$3,616	$816	$1,612	$6,237

Expenses:
Mortality and Expense Risk and Administrative Charges	2,098	501	855	4,023
Investment Income (Loss), Net	1,518	315	757	2,214
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	10,600	770	—	22,855
Realized Gains (Losses) on Sales of Investments, Net	3,344	748	73	2,796
Realized Gains (Losses) on Investments, Net	13,944	1,518	73	25,651
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(2,769)	119	4,133	(2,572)
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	11,175	1,637	4,206	23,079
Net Increase (Decrease) in Net Assets From Operations	$12,693	$1,952	$4,963	$25,293

	AZL MVP Moderate Index Strategy Fund	AZL MVP T. Rowe Price Capital Appreciation Plus Fund	AZL Russell 1000 Growth Index Fund Class 1	AZL Russell 1000 Growth Index Fund Class 2

Investment Income:
Dividends Reinvested in Fund Shares	$1,202	$5,168	$9	$3

Expenses:
Mortality and Expense Risk and Administrative Charges	684	2,282	64	398
Investment Income (Loss), Net	518	2,886	(55)	(395)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	3,469	7,454	472	2,519
Realized Gains (Losses) on Sales of Investments, Net	109	978	(155)	437
Realized Gains (Losses) on Investments, Net	3,578	8,432	317	2,956
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(39)	(1,520)	439	30
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	3,539	6,912	756	2,986
Net Increase (Decrease) in Net Assets From Operations	$4,057	$9,798	$701	$2,591
See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Operations
For the year ended December 31, 2025
(In thousands)

	AZL Russell 1000 Value Index Fund Class 1	AZL Russell 1000 Value Index Fund Class 2	AZL S&P 500 Index Fund	AZL Small Cap Stock Index Fund Class 1

Investment Income:
Dividends Reinvested in Fund Shares	$229	$246	$287	$5

Expenses:
Mortality and Expense Risk and Administrative Charges	207	328	631	7
Investment Income (Loss), Net	22	(82)	(344)	(2)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	855	1,064	5,031	49
Realized Gains (Losses) on Sales of Investments, Net	(32)	275	2,109	(18)
Realized Gains (Losses) on Investments, Net	823	1,339	7,140	31
Net Change in Unrealized Appreciation
(Depreciation) on Investments	1,063	516	(2,680)	(17)
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	1,886	1,855	4,460	14
Net Increase (Decrease) in Net Assets From Operations	$1,908	$1,773	$4,116	$12

	AZL Small Cap Stock Index Fund Class 2	AZL T. Rowe Price Capital Appreciation Fund	ClearBridge Variable Growth Portfolio	Columbia Variable Portfolio – Seligman Global Technology Fund

Investment Income:
Dividends Reinvested in Fund Shares	$131	$334	$—	$—

Expenses:
Mortality and Expense Risk and Administrative Charges	234	336	—	1
Investment Income (Loss), Net	(103)	(2)	—	(1)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	1,445	1,853	6	7
Realized Gains (Losses) on Sales of Investments, Net	(48)	162	—	—
Realized Gains (Losses) on Investments, Net	1,397	2,015	6	7
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(1,000)	(743)	(1)	16
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	397	1,272	5	23
Net Increase (Decrease) in Net Assets From Operations	$294	$1,270	$5	$22
See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Operations
For the year ended December 31, 2025
(In thousands)

	Davis VA Financial Portfolio	Fidelity VIP Mid Cap Portfolio	Fidelity VIP Strategic Income Portfolio	Franklin Rising Dividends VIP Fund

Investment Income:
Dividends Reinvested in Fund Shares	$15	$—	$1	$127

Expenses:
Mortality and Expense Risk and Administrative Charges	22	—	—	225
Investment Income (Loss), Net	(7)	—	1	(98)
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	88	5	—	1,250
Realized Gains (Losses) on Sales of Investments, Net	55	—	—	690
Realized Gains (Losses) on Investments, Net	143	5	—	1,940
Net Change in Unrealized Appreciation
(Depreciation) on Investments	97	—	1	(548)
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	240	5	1	1,392
Net Increase (Decrease) in Net Assets From Operations	$233	$5	$2	$1,294

	Franklin U.S. Government Securities VIP Fund	Invesco V.I. American Value Fund	Invesco V.I. Global Strategic Income Fund	Invesco V.I. International Growth Fund

Investment Income:
Dividends Reinvested in Fund Shares	$360	$—	$5	$—

Expenses:
Mortality and Expense Risk and Administrative Charges	183	—	2	—
Investment Income (Loss), Net	177	—	3	—
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	—	2	—	1
Realized Gains (Losses) on Sales of Investments, Net	(284)	—	(2)	—
Realized Gains (Losses) on Investments, Net	(284)	2	(2)	1
Net Change in Unrealized Appreciation
(Depreciation) on Investments	641	—	7	—
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	357	2	5	1
Net Increase (Decrease) in Net Assets From Operations	$534	$2	$8	$1
See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Operations
For the year ended December 31, 2025
(In thousands)

	LVIP JPMorgan Core Bond Fund	MFS International Intrinsic Value Portfolio	MFS VIT Total Return Bond Portfolio	MFS VIT Utilities Portfolio

Investment Income:
Dividends Reinvested in Fund Shares	$33	$—	$174	$—

Expenses:
Mortality and Expense Risk and Administrative Charges	16	—	62	—
Investment Income (Loss), Net	17	—	112	—
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	—	2	—	—
Realized Gains (Losses) on Sales of Investments, Net	1	1	(69)	—
Realized Gains (Losses) on Investments, Net	1	3	(69)	—
Net Change in Unrealized Appreciation
(Depreciation) on Investments	36	6	170	1
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	37	9	101	1
Net Increase (Decrease) in Net Assets From Operations	$54	$9	$213	$1

	Nomura VIP Growth Series	Nomura VIP Mid Cap Growth Series	Nomura VIP Natural Resources Series	PIMCO VIT Balanced Allocation Portfolio

Investment Income:
Dividends Reinvested in Fund Shares	$—	$—	$—	$749

Expenses:
Mortality and Expense Risk and Administrative Charges	—	—	—	284
Investment Income (Loss), Net	—	—	—	465
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	2	1	—	—
Realized Gains (Losses) on Sales of Investments, Net	—	—	2	68
Realized Gains (Losses) on Investments, Net	2	1	2	68
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(1)	(1)	—	1,929
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	1	—	2	1,997
Net Increase (Decrease) in Net Assets From Operations	$1	$—	$2	$2,462
See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Operations
For the year ended December 31, 2025
(In thousands)

	PIMCO VIT CommodityRealReturn Strategy Portfolio	PIMCO VIT Emerging Markets Bond Portfolio	PIMCO VIT Global Core Bond (Hedged) Portfolio	PIMCO VIT High Yield Portfolio

Investment Income:
Dividends Reinvested in Fund Shares	$33	$301	$280	$2,004

Expenses:
Mortality and Expense Risk and Administrative Charges	28	72	115	510
Investment Income (Loss), Net	5	229	165	1,494
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	—	—	—	—
Realized Gains (Losses) on Sales of Investments, Net	(152)	(137)	(79)	(222)
Realized Gains (Losses) on Investments, Net	(152)	(137)	(79)	(222)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	325	440	249	956
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	173	303	170	734
Net Increase (Decrease) in Net Assets From Operations	$178	$532	$335	$2,228

	PIMCO VIT Long-Term U.S. Government Portfolio	PIMCO VIT Low Duration Portfolio	PIMCO VIT Real Return Portfolio	PIMCO VIT StocksPLUS Global Portfolio

Investment Income:
Dividends Reinvested in Fund Shares	$7	$7	$526	$347

Expenses:
Mortality and Expense Risk and Administrative Charges	2	1	264	146
Investment Income (Loss), Net	5	6	262	201
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	—	—	—	—
Realized Gains (Losses) on Sales of Investments, Net	(48)	—	(269)	22
Realized Gains (Losses) on Investments, Net	(48)	—	(269)	22
Net Change in Unrealized Appreciation
(Depreciation) on Investments	54	3	958	1,284
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	6	3	689	1,306
Net Increase (Decrease) in Net Assets From Operations	$11	$9	$951	$1,507

See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Operations
For the year ended December 31, 2025
(In thousands)

	PIMCO VIT Total Return Portfolio	T. Rowe Price Equity Income Portfolio	Templeton Global Bond VIP Fund	Total All Funds

Investment Income:
Dividends Reinvested in Fund Shares	$2,070	$1	$—	$39,369

Expenses:
Mortality and Expense Risk and Administrative Charges	820	—	452	23,127
Investment Income (Loss), Net	1,250	1	(452)	16,242
Realized Gains (Losses) and Unrealized
Appreciation (Depreciation) on Investments:
Realized Capital Gain Distributions on Funds	—	6	—	73,589
Realized Gains (Losses) on Sales of Investments, Net	(1,846)	1	(1,682)	10,061
Realized Gains (Losses) on Investments, Net	(1,846)	7	(1,682)	83,650
Net Change in Unrealized Appreciation
(Depreciation) on Investments	4,100	1	5,793	32,638
Total Realized Gains (Losses) & Changes in
Appreciation (Depreciation) on Investments	2,254	8	4,111	116,288
Net Increase (Decrease) in Net Assets From Operations	$3,504	$9	$3,659	$132,530

The following open/available funds had no activity for the year or period ended December 31, 2025 and therefore, were not listed in the Statements of Operations:

BlackRock Equity Dividend V.I. Fund
Eaton Vance VT Floating-Rate Income Fund
Fidelity VIP Emerging Markets Portfolio
Invesco V.I. Balanced-Risk Allocation Fund
Lazard Retirement International Equity Portfolio
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio
Nomura VIP Asset Strategy Series
Nomura VIP Energy Series
Nomura VIP Science and Technology Series
T. Rowe Price Blue Chip Growth Portfolio
T. Rowe Price Health Sciences Portfolio

See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Changes in Net Assets
For the years ended December 31, 2025 and 2024
(In thousands)

	AZL Balanced Index Strategy Fund		AZL DFA Multi-Strategy Fund
	2025	2024	2025	2024
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$197	$(79)	$603	$(185)
Realized Gains (Losses) on Investments, Net	1,463	634	2,345	(536)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	656	881	4,311	5,305
Net Increase (Decrease) in Net Assets From Operations	2,316	1,436	7,259	4,584
Contract Transactions-All Products
Purchase Payments	1	6	38	111
Transfers Between Funds or (to) from General Account	(154)	3	(2,125)	(391)
Surrenders and Terminations	(2,914)	(2,173)	(10,097)	(6,039)
Rescissions	—	—	—	—
Bonus (Recapture)	—	—	—	—
Contract Maintenance Charge	(2)	(2)	(5)	(5)
Rider charge	(254)	(271)	(1,203)	(1,300)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(3,323)	(2,437)	(13,392)	(7,624)
Increase (Decrease) in Net Assets	(1,007)	(1,001)	(6,133)	(3,040)
Net Assets at Beginning of Period	22,129	23,130	62,608	65,648
Net Assets at End of Period	$21,122	$22,129	$56,475	$62,608
Changes in Units
Issued	—	1	2	5
Redeemed	(160)	(126)	(526)	(332)
Net Increase (Decrease)	(160)	(125)	(524)	(327)

	AZL Enhanced Bond Index Fund		AZL Fidelity Institutional Asset Management Multi-Strategy Fund Class 1
	2025	2024	2025	2024
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$125	$117	$68	$154
Realized Gains (Losses) on Investments, Net	(101)	(68)	67	(28)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	199	(53)	390	392
Net Increase (Decrease) in Net Assets From Operations	223	(4)	525	518
Contract Transactions-All Products
Purchase Payments	10	12	—	—
Transfers Between Funds or (to) from General Account	116	420	(23)	—
Surrenders and Terminations	(944)	(787)	(356)	(344)
Rescissions	—	(1)	—	—
Bonus (Recapture)	—	—	—	—
Contract Maintenance Charge	—	—	(2)	(2)
Rider charge	(60)	(71)	—	—
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(878)	(427)	(381)	(346)
Increase (Decrease) in Net Assets	(655)	(431)	144	172
Net Assets at Beginning of Period	4,591	5,022	5,462	5,290
Net Assets at End of Period	$3,936	$4,591	$5,606	$5,462
Changes in Units
Issued	13	43	—	—
Redeemed	(92)	(80)	(33)	(32)
Net Increase (Decrease)	(79)	(37)	(33)	(32)
See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Changes in Net Assets
For the years ended December 31, 2025 and 2024
(In thousands)

	AZL Fidelity Institutional Asset Management Multi-Strategy Fund Class 2		AZL Fidelity Institutional Asset Management Total Bond Fund Class 1
	2025	2024	2025	2024
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$1,278	$758	$28	$42
Realized Gains (Losses) on Investments, Net	3,063	372	(34)	(18)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	4,957	9,423	61	(18)
Net Increase (Decrease) in Net Assets From Operations	9,298	10,553	55	6
Contract Transactions-All Products
Purchase Payments	73	59	—	2
Transfers Between Funds or (to) from General Account	(749)	(1,361)	—	12
Surrenders and Terminations	(12,781)	(17,992)	(191)	(80)
Rescissions	—	—	—	—
Bonus (Recapture)	1	1	—	—
Contract Maintenance Charge	(14)	(16)	—	—
Rider charge	(1,739)	(1,909)	—	—
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(15,209)	(21,218)	(191)	(66)
Increase (Decrease) in Net Assets	(5,911)	(10,665)	(136)	(60)
Net Assets at Beginning of Period	108,138	118,803	944	1,004
Net Assets at End of Period	$102,227	$108,138	$808	$944
Changes in Units
Issued	3	3	—	1
Redeemed	(699)	(1,036)	(18)	(7)
Net Increase (Decrease)	(696)	(1,033)	(18)	(6)

	AZL Fidelity Institutional Asset Management Total Bond Fund Class 2		AZL Government Money Market Fund
	2025	2024	2025	2024
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$353	$514	$949	$1,363
Realized Gains (Losses) on Investments, Net	(243)	(468)	—	—
Net Change in Unrealized Appreciation
(Depreciation) on Investments	667	(29)	—	—
Net Increase (Decrease) in Net Assets From Operations	777	17	949	1,363
Contract Transactions-All Products
Purchase Payments	16	1	1,237,623	556,886
Transfers Between Funds or (to) from General Account	281	313	(1,221,071)	(535,651)
Surrenders and Terminations	(1,346)	(2,710)	(10,217)	(10,294)
Rescissions	—	—	—	(3,706)
Bonus (Recapture)	—	—	—	—
Contract Maintenance Charge	(2)	(2)	(6)	(7)
Rider charge	(158)	(174)	(186)	(238)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(1,209)	(2,572)	6,143	6,990
Increase (Decrease) in Net Assets	(432)	(2,555)	7,092	8,353
Net Assets at Beginning of Period	13,837	16,392	53,351	44,998
Net Assets at End of Period	$13,405	$13,837	$60,443	$53,351
Changes in Units
Issued	30	31	115,914	53,135
Redeemed	(145)	(278)	(115,398)	(52,473)
Net Increase (Decrease)	(115)	(247)	516	662
See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Changes in Net Assets
For the years ended December 31, 2025 and 2024
(In thousands)

	AZL International Index Fund Class 1		AZL International Index Fund Class 2
	2025	2024	2025	2024
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$148	$150	$7	$36
Realized Gains (Losses) on Investments, Net	183	139	1,059	585
Net Change in Unrealized Appreciation
(Depreciation) on Investments	959	(197)	2,407	(495)
Net Increase (Decrease) in Net Assets From Operations	1,290	92	3,473	126
Contract Transactions-All Products
Purchase Payments	—	4	12	64
Transfers Between Funds or (to) from General Account	(69)	(50)	(763)	175
Surrenders and Terminations	(350)	(499)	(2,380)	(1,940)
Rescissions	—	—	—	—
Bonus (Recapture)	—	—	—	—
Contract Maintenance Charge	(1)	(2)	(1)	(2)
Rider charge	—	—	(10)	(12)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(420)	(547)	(3,142)	(1,715)
Increase (Decrease) in Net Assets	870	(455)	331	(1,589)
Net Assets at Beginning of Period	4,624	5,079	13,859	15,448
Net Assets at End of Period	$5,494	$4,624	$14,190	$13,859
Changes in Units
Issued	—	—	1	18
Redeemed	(25)	(37)	(203)	(141)
Net Increase (Decrease)	(25)	(37)	(202)	(123)

	AZL Mid Cap Index Fund Class 1		AZL Mid Cap Index Fund Class 2
	2025	2024	2025	2024
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$—	$12	$(129)	$(75)
Realized Gains (Losses) on Investments, Net	243	(211)	3,491	1,507
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(148)	435	(2,796)	48
Net Increase (Decrease) in Net Assets From Operations	95	236	566	1,480
Contract Transactions-All Products
Purchase Payments	—	3	4	4
Transfers Between Funds or (to) from General Account	—	(69)	136	(715)
Surrenders and Terminations	(279)	(360)	(1,534)	(1,815)
Rescissions	—	—	—	—
Bonus (Recapture)	—	—	—	—
Contract Maintenance Charge	(1)	(1)	(1)	(1)
Rider charge	—	—	(13)	(17)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(280)	(427)	(1,408)	(2,544)
Increase (Decrease) in Net Assets	(185)	(191)	(842)	(1,064)
Net Assets at Beginning of Period	1,995	2,186	13,101	14,165
Net Assets at End of Period	$1,810	$1,995	$12,259	$13,101
Changes in Units
Issued	—	—	18	—
Redeemed	(14)	(22)	(50)	(78)
Net Increase (Decrease)	(14)	(22)	(32)	(78)
See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Changes in Net Assets
For the years ended December 31, 2025 and 2024
(In thousands)

	AZL Moderate Index Strategy Fund		AZL MSCI Global Equity Index Fund Class 1
	2025	2024	2025	2024
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$640	$(246)	$25	$32
Realized Gains (Losses) on Investments, Net	123	(1,181)	119	7
Net Change in Unrealized Appreciation
(Depreciation) on Investments	8,700	8,165	225	274
Net Increase (Decrease) in Net Assets From Operations	9,463	6,738	369	313
Contract Transactions-All Products
Purchase Payments	21	75	—	—
Transfers Between Funds or (to) from General Account	(911)	(1,492)	—	—
Surrenders and Terminations	(10,652)	(10,260)	(381)	(160)
Rescissions	—	—	—	—
Bonus (Recapture)	—	—	—	—
Contract Maintenance Charge	(9)	(10)	(1)	(1)
Rider charge	(1,594)	(1,709)	—	—
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(13,145)	(13,396)	(382)	(161)
Increase (Decrease) in Net Assets	(3,682)	(6,658)	(13)	152
Net Assets at Beginning of Period	82,004	88,662	2,016	1,864
Net Assets at End of Period	$78,322	$82,004	$2,003	$2,016
Changes in Units
Issued	1	3	—	—
Redeemed	(467)	(523)	(26)	(13)
Net Increase (Decrease)	(466)	(520)	(26)	(13)

	AZL MSCI Global Equity Index Fund Class 2		AZL MVP Balanced Index Strategy Fund
	2025	2024	2025	2024
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(41)	$(34)	$909	$23
Realized Gains (Losses) on Investments, Net	198	118	5,040	4,421
Net Change in Unrealized Appreciation
(Depreciation) on Investments	452	495	122	727
Net Increase (Decrease) in Net Assets From Operations	609	579	6,071	5,171
Contract Transactions-All Products
Purchase Payments	—	—	55	383
Transfers Between Funds or (to) from General Account	(19)	(106)	(323)	(221)
Surrenders and Terminations	(484)	(689)	(9,993)	(12,085)
Rescissions	—	—	—	(3)
Bonus (Recapture)	—	—	—	—
Contract Maintenance Charge	(1)	(1)	(12)	(14)
Rider charge	(3)	(5)	(1,259)	(1,393)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(507)	(801)	(11,532)	(13,333)
Increase (Decrease) in Net Assets	102	(222)	(5,461)	(8,162)
Net Assets at Beginning of Period	3,721	3,943	74,710	82,872
Net Assets at End of Period	$3,823	$3,721	$69,249	$74,710
Changes in Units
Issued	—	—	3	22
Redeemed	(20)	(32)	(656)	(825)
Net Increase (Decrease)	(20)	(32)	(653)	(803)
See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Changes in Net Assets
For the years ended December 31, 2025 and 2024
(In thousands)

	AZL MVP DFA Multi-Strategy Fund		AZL MVP Fidelity Institutional Asset Management Multi-Strategy Fund
	2025	2024	2025	2024
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$1,518	$(656)	$315	$58
Realized Gains (Losses) on Investments, Net	13,944	7,974	1,518	582
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(2,769)	2,723	119	2,567
Net Increase (Decrease) in Net Assets From Operations	12,693	10,041	1,952	3,207
Contract Transactions-All Products
Purchase Payments	122	298	67	58
Transfers Between Funds or (to) from General Account	447	(330)	(463)	(359)
Surrenders and Terminations	(18,421)	(20,757)	(3,992)	(4,953)
Rescissions	—	(3)	—	—
Bonus (Recapture)	—	—	3	2
Contract Maintenance Charge	(19)	(21)	(5)	(6)
Rider charge	(2,447)	(2,650)	(562)	(609)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(20,318)	(23,463)	(4,952)	(5,867)
Increase (Decrease) in Net Assets	(7,625)	(13,422)	(3,000)	(2,660)
Net Assets at Beginning of Period	136,227	149,649	34,428	37,088
Net Assets at End of Period	$128,602	$136,227	$31,428	$34,428
Changes in Units
Issued	38	22	5	4
Redeemed	(1,441)	(1,734)	(280)	(383)
Net Increase (Decrease)	(1,403)	(1,712)	(275)	(379)

	AZL MVP Global Balanced Index Strategy Fund		AZL MVP Growth Index Strategy Fund
	2025	2024	2025	2024
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$757	$54	$2,214	$(27)
Realized Gains (Losses) on Investments, Net	73	(650)	25,651	14,000
Net Change in Unrealized Appreciation
(Depreciation) on Investments	4,133	5,241	(2,572)	13,777
Net Increase (Decrease) in Net Assets From Operations	4,963	4,645	25,293	27,750
Contract Transactions-All Products
Purchase Payments	101	171	688	563
Transfers Between Funds or (to) from General Account	(539)	48	586	(2,697)
Surrenders and Terminations	(6,064)	(8,961)	(32,268)	(33,593)
Rescissions	—	—	—	(2)
Bonus (Recapture)	—	—	2	2
Contract Maintenance Charge	(10)	(11)	(22)	(25)
Rider charge	(994)	(1,059)	(4,158)	(4,382)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(7,506)	(9,812)	(35,172)	(40,134)
Increase (Decrease) in Net Assets	(2,543)	(5,167)	(9,879)	(12,384)
Net Assets at Beginning of Period	58,682	63,849	270,921	283,305
Net Assets at End of Period	$56,139	$58,682	$261,042	$270,921
Changes in Units
Issued	6	14	61	27
Redeemed	(476)	(672)	(1,602)	(1,939)
Net Increase (Decrease)	(470)	(658)	(1,541)	(1,912)
See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Changes in Net Assets
For the years ended December 31, 2025 and 2024
(In thousands)

	AZL MVP Moderate Index Strategy Fund		AZL MVP T. Rowe Price Capital Appreciation Plus Fund
	2025	2024	2025	2024
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$518	$26	$2,886	$5,366
Realized Gains (Losses) on Investments, Net	3,578	1,701	8,432	6,989
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(39)	2,188	(1,520)	5,200
Net Increase (Decrease) in Net Assets From Operations	4,057	3,915	9,798	17,555
Contract Transactions-All Products
Purchase Payments	34	100	196	279
Transfers Between Funds or (to) from General Account	(700)	(817)	133	620
Surrenders and Terminations	(4,947)	(6,684)	(19,978)	(19,017)
Rescissions	—	—	—	—
Bonus (Recapture)	1	2	3	4
Contract Maintenance Charge	(6)	(6)	(13)	(14)
Rider charge	(748)	(816)	(2,519)	(2,668)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(6,366)	(8,221)	(22,178)	(20,796)
Increase (Decrease) in Net Assets	(2,309)	(4,306)	(12,380)	(3,241)
Net Assets at Beginning of Period	45,899	50,205	157,662	160,903
Net Assets at End of Period	$43,590	$45,899	$145,282	$157,662
Changes in Units
Issued	2	5	16	46
Redeemed	(309)	(433)	(1,054)	(1,092)
Net Increase (Decrease)	(307)	(428)	(1,038)	(1,046)

	AZL Russell 1000 Growth Index Fund Class 1		AZL Russell 1000 Growth Index Fund Class 2
	2025	2024	2025	2024
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(55)	$(22)	$(395)	$(363)
Realized Gains (Losses) on Investments, Net	317	2,235	2,956	5,541
Net Change in Unrealized Appreciation
(Depreciation) on Investments	439	(1,033)	30	(480)
Net Increase (Decrease) in Net Assets From Operations	701	1,180	2,591	4,698
Contract Transactions-All Products
Purchase Payments	—	12	2	1
Transfers Between Funds or (to) from General Account	(30)	(17)	(604)	(1,158)
Surrenders and Terminations	(528)	(426)	(2,137)	(2,385)
Rescissions	—	—	—	—
Bonus (Recapture)	—	—	—	—
Contract Maintenance Charge	(1)	(1)	(1)	(2)
Rider charge	—	—	(15)	(23)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(559)	(432)	(2,755)	(3,567)
Increase (Decrease) in Net Assets	142	748	(164)	1,131
Net Assets at Beginning of Period	4,676	3,928	18,497	17,366
Net Assets at End of Period	$4,818	$4,676	$18,333	$18,497
Changes in Units
Issued	—	—	—	—
Redeemed	(14)	(13)	(43)	(65)
Net Increase (Decrease)	(14)	(13)	(43)	(65)
See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Changes in Net Assets
For the years ended December 31, 2025 and 2024
(In thousands)

	AZL Russell 1000 Value Index Fund Class 1		AZL Russell 1000 Value Index Fund Class 2
	2025	2024	2025	2024
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$22	$204	$(82)	$(110)
Realized Gains (Losses) on Investments, Net	823	754	1,339	788
Net Change in Unrealized Appreciation
(Depreciation) on Investments	1,063	709	516	1,081
Net Increase (Decrease) in Net Assets From Operations	1,908	1,667	1,773	1,759
Contract Transactions-All Products
Purchase Payments	—	23	38	53
Transfers Between Funds or (to) from General Account	(29)	(176)	(137)	(464)
Surrenders and Terminations	(1,522)	(1,006)	(2,197)	(2,668)
Rescissions	—	—	—	—
Bonus (Recapture)	—	—	—	—
Contract Maintenance Charge	(4)	(4)	(1)	(2)
Rider charge	—	—	(12)	(18)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(1,555)	(1,163)	(2,309)	(3,099)
Increase (Decrease) in Net Assets	353	504	(536)	(1,340)
Net Assets at Beginning of Period	14,536	14,032	15,574	16,914
Net Assets at End of Period	$14,889	$14,536	$15,038	$15,574
Changes in Units
Issued	—	1	2	3
Redeemed	(77)	(67)	(85)	(122)
Net Increase (Decrease)	(77)	(66)	(83)	(119)

	AZL S&P 500 Index Fund		AZL Small Cap Stock Index Fund Class 1
	2025	2024	2025	2024
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(344)	$(333)	$(2)	$3
Realized Gains (Losses) on Investments, Net	7,140	3,134	31	25
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(2,680)	3,012	(17)	(2)
Net Increase (Decrease) in Net Assets From Operations	4,116	5,813	12	26
Contract Transactions-All Products
Purchase Payments	60	2	—	—
Transfers Between Funds or (to) from General Account	9	(1,010)	2	1
Surrenders and Terminations	(4,935)	(3,425)	(57)	(35)
Rescissions	—	—	—	—
Bonus (Recapture)	—	—	—	—
Contract Maintenance Charge	(3)	(3)	—	—
Rider charge	(20)	(33)	—	—
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(4,889)	(4,469)	(55)	(34)
Increase (Decrease) in Net Assets	(773)	1,344	(43)	(8)
Net Assets at Beginning of Period	29,937	28,593	435	443
Net Assets at End of Period	$29,164	$29,937	$392	$435
Changes in Units
Issued	4	—	—	—
Redeemed	(133)	(140)	(3)	(2)
Net Increase (Decrease)	(129)	(140)	(3)	(2)
See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Changes in Net Assets
For the years ended December 31, 2025 and 2024
(In thousands)

	AZL Small Cap Stock Index Fund Class 2		AZL T. Rowe Price Capital Appreciation Fund
	2025	2024	2025	2024
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(103)	$(121)	$(2)	$(10)
Realized Gains (Losses) on Investments, Net	1,397	596	2,015	323
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(1,000)	167	(743)	1,164
Net Increase (Decrease) in Net Assets From Operations	294	642	1,270	1,477
Contract Transactions-All Products
Purchase Payments	10	47	38	62
Transfers Between Funds or (to) from General Account	195	(277)	(75)	(46)
Surrenders and Terminations	(1,414)	(1,550)	(2,126)	(2,430)
Rescissions	—	—	—	—
Bonus (Recapture)	—	—	—	—
Contract Maintenance Charge	(1)	(1)	(1)	(2)
Rider charge	(8)	(10)	(5)	(7)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(1,218)	(1,791)	(2,169)	(2,423)
Increase (Decrease) in Net Assets	(924)	(1,149)	(899)	(946)
Net Assets at Beginning of Period	11,241	12,390	15,540	16,486
Net Assets at End of Period	$10,317	$11,241	$14,641	$15,540
Changes in Units
Issued	10	2	1	2
Redeemed	(59)	(73)	(69)	(79)
Net Increase (Decrease)	(49)	(71)	(68)	(77)

	ClearBridge Variable Growth Portfolio		Columbia Variable Portfolio – Seligman Global Technology Fund
	2025	2024	2025	2024
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$—	$—	$(1)	$(1)
Realized Gains (Losses) on Investments, Net	6	10	7	4
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(1)	(6)	16	10
Net Increase (Decrease) in Net Assets From Operations	5	4	22	13
Contract Transactions-All Products
Purchase Payments	—	—	—	—
Transfers Between Funds or (to) from General Account	—	4	—	1
Surrenders and Terminations	(1)	—	—	—
Rescissions	—	—	—	—
Bonus (Recapture)	—	—	—	—
Contract Maintenance Charge	—	—	—	—
Rider charge	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(1)	4	—	1
Increase (Decrease) in Net Assets	4	8	22	14
Net Assets at Beginning of Period	35	27	69	55
Net Assets at End of Period	$39	$35	$91	$69
Changes in Units
Issued	—	—	—	—
Redeemed	—	—	—	—
Net Increase (Decrease)	—	—	—	—
See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Changes in Net Assets
For the years ended December 31, 2025 and 2024
(In thousands)

	Davis VA Financial Portfolio		Fidelity VIP Mid Cap Portfolio
	2025	2024	2025	2024
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(7)	$(4)	$—	$—
Realized Gains (Losses) on Investments, Net	143	94	5	5
Net Change in Unrealized Appreciation
(Depreciation) on Investments	97	126	—	—
Net Increase (Decrease) in Net Assets From Operations	233	216	5	5
Contract Transactions-All Products
Purchase Payments	—	—	—	—
Transfers Between Funds or (to) from General Account	(11)	(39)	—	1
Surrenders and Terminations	(180)	(100)	—	—
Rescissions	—	—	—	—
Bonus (Recapture)	—	—	—	—
Contract Maintenance Charge	—	—	—	—
Rider charge	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(191)	(139)	—	1
Increase (Decrease) in Net Assets	42	77	5	6
Net Assets at Beginning of Period	976	899	37	31
Net Assets at End of Period	$1,018	$976	$42	$37
Changes in Units
Issued	—	—	—	—
Redeemed	(8)	(5)	—	—
Net Increase (Decrease)	(8)	(5)	—	—

	Fidelity VIP Strategic Income Portfolio		Franklin Rising Dividends VIP Fund
	2025	2024	2025	2024
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$1	$3	$(98)	$(79)
Realized Gains (Losses) on Investments, Net	—	(3)	1,940	1,165
Net Change in Unrealized Appreciation
(Depreciation) on Investments	1	5	(548)	260
Net Increase (Decrease) in Net Assets From Operations	2	5	1,294	1,346
Contract Transactions-All Products
Purchase Payments	—	—	—	—
Transfers Between Funds or (to) from General Account	—	—	(35)	(104)
Surrenders and Terminations	(1)	(67)	(2,839)	(1,466)
Rescissions	—	—	—	—
Bonus (Recapture)	—	—	—	—
Contract Maintenance Charge	—	—	(3)	(3)
Rider charge	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(1)	(67)	(2,877)	(1,573)
Increase (Decrease) in Net Assets	1	(62)	(1,583)	(227)
Net Assets at Beginning of Period	18	80	14,706	14,933
Net Assets at End of Period	$19	$18	$13,123	$14,706
Changes in Units
Issued	—	—	—	—
Redeemed	—	(2)	(21)	(12)
Net Increase (Decrease)	—	(2)	(21)	(12)
See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Changes in Net Assets
For the years ended December 31, 2025 and 2024
(In thousands)

	Franklin U.S. Government Securities VIP Fund		Invesco V.I. American Value Fund
	2025	2024	2025	2024
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$177	$180	$—	$—
Realized Gains (Losses) on Investments, Net	(284)	(581)	2	1
Net Change in Unrealized Appreciation
(Depreciation) on Investments	641	353	—	6
Net Increase (Decrease) in Net Assets From Operations	534	(48)	2	7
Contract Transactions-All Products
Purchase Payments	5	4	—	—
Transfers Between Funds or (to) from General Account	228	407	—	(8)
Surrenders and Terminations	(1,453)	(2,937)	(4)	(5)
Rescissions	—	—	—	—
Bonus (Recapture)	—	—	—	—
Contract Maintenance Charge	(3)	(3)	—	—
Rider charge	(124)	(142)	—	—
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(1,347)	(2,671)	(4)	(13)
Increase (Decrease) in Net Assets	(813)	(2,719)	(2)	(6)
Net Assets at Beginning of Period	11,552	14,271	18	24
Net Assets at End of Period	$10,739	$11,552	$16	$18
Changes in Units
Issued	9	17	—	—
Redeemed	(61)	(126)	—	—
Net Increase (Decrease)	(52)	(109)	—	—

	Invesco V.I. Global Strategic Income Fund		Invesco V.I. International Growth Fund
	2025	2024	2025	2024
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$3	$1	$—	$—
Realized Gains (Losses) on Investments, Net	(2)	(2)	1	—
Net Change in Unrealized Appreciation
(Depreciation) on Investments	7	2	—	—
Net Increase (Decrease) in Net Assets From Operations	8	1	1	—
Contract Transactions-All Products
Purchase Payments	—	—	—	—
Transfers Between Funds or (to) from General Account	—	—	—	—
Surrenders and Terminations	(6)	(9)	—	—
Rescissions	—	—	—	—
Bonus (Recapture)	—	—	—	—
Contract Maintenance Charge	—	—	—	—
Rider charge	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(6)	(9)	—	—
Increase (Decrease) in Net Assets	2	(8)	1	—
Net Assets at Beginning of Period	91	99	5	5
Net Assets at End of Period	$93	$91	$6	$5
Changes in Units
Issued	—	—	—	—
Redeemed	—	(1)	—	—
Net Increase (Decrease)	—	(1)	—	—
See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Changes in Net Assets
For the years ended December 31, 2025 and 2024
(In thousands)

	LVIP JPMorgan Core Bond Fund		MFS International Intrinsic Value Portfolio
	2025	2024	2025	2024
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$17	$27	$—	$—
Realized Gains (Losses) on Investments, Net	1	4	3	2
Net Change in Unrealized Appreciation
(Depreciation) on Investments	36	(33)	6	—
Net Increase (Decrease) in Net Assets From Operations	54	(2)	9	2
Contract Transactions-All Products
Purchase Payments	10	3	—	—
Transfers Between Funds or (to) from General Account	43	(131)	—	—
Surrenders and Terminations	(229)	(214)	(8)	(5)
Rescissions	—	—	—	—
Bonus (Recapture)	—	—	—	—
Contract Maintenance Charge	—	—	—	—
Rider charge	(18)	(19)	—	—
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(194)	(361)	(8)	(5)
Increase (Decrease) in Net Assets	(140)	(363)	1	(3)
Net Assets at Beginning of Period	1,094	1,457	33	36
Net Assets at End of Period	$954	$1,094	$34	$33
Changes in Units
Issued	5	—	—	—
Redeemed	(19)	(29)	—	—
Net Increase (Decrease)	(14)	(29)	—	—

	MFS VIT Total Return Bond Portfolio		MFS VIT Utilities Portfolio
	2025	2024	2025	2024
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$112	$114	$—	$—
Realized Gains (Losses) on Investments, Net	(69)	(124)	—	—
Net Change in Unrealized Appreciation
(Depreciation) on Investments	170	46	1	—
Net Increase (Decrease) in Net Assets From Operations	213	36	1	—
Contract Transactions-All Products
Purchase Payments	15	4	—	—
Transfers Between Funds or (to) from General Account	(105)	569	—	—
Surrenders and Terminations	(343)	(938)	—	—
Rescissions	—	—	—	—
Bonus (Recapture)	1	—	—	—
Contract Maintenance Charge	—	—	—	—
Rider charge	(59)	(64)	—	—
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(491)	(429)	—	—
Increase (Decrease) in Net Assets	(278)	(393)	1	—
Net Assets at Beginning of Period	4,339	4,732	7	7
Net Assets at End of Period	$4,061	$4,339	$8	$7
Changes in Units
Issued	1	34	—	—
Redeemed	(30)	(58)	—	—
Net Increase (Decrease)	(29)	(24)	—	—
See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Changes in Net Assets
For the years ended December 31, 2025 and 2024
(In thousands)

	Nomura VIP Growth Series		Nomura VIP Mid Cap Growth Series
	2025	2024	2025	2024
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$—	$—	$—	$—
Realized Gains (Losses) on Investments, Net	2	1	1	—
Net Change in Unrealized Appreciation
(Depreciation) on Investments	(1)	1	(1)	—
Net Increase (Decrease) in Net Assets From Operations	1	2	—	—
Contract Transactions-All Products
Purchase Payments	—	—	—	—
Transfers Between Funds or (to) from General Account	—	—	—	—
Surrenders and Terminations	—	(1)	(3)	(2)
Rescissions	—	—	—	—
Bonus (Recapture)	—	—	—	—
Contract Maintenance Charge	—	—	—	—
Rider charge	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	—	(1)	(3)	(2)
Increase (Decrease) in Net Assets	1	1	(3)	(2)
Net Assets at Beginning of Period	11	10	8	10
Net Assets at End of Period	$12	$11	$5	$8
Changes in Units
Issued	—	—	—	—
Redeemed	—	—	—	—
Net Increase (Decrease)	—	—	—	—

	Nomura VIP Natural Resources Series		PIMCO VIT Balanced Allocation Portfolio
	2025	2024	2025	2024
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$—	$1	$465	$547
Realized Gains (Losses) on Investments, Net	2	1	68	(151)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	—	(2)	1,929	979
Net Increase (Decrease) in Net Assets From Operations	2	—	2,462	1,375
Contract Transactions-All Products
Purchase Payments	—	—	10	12
Transfers Between Funds or (to) from General Account	—	—	(406)	(317)
Surrenders and Terminations	(5)	(4)	(2,151)	(2,080)
Rescissions	—	—	—	—
Bonus (Recapture)	—	—	—	—
Contract Maintenance Charge	—	—	(3)	(3)
Rider charge	—	—	(361)	(387)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(5)	(4)	(2,911)	(2,775)
Increase (Decrease) in Net Assets	(3)	(4)	(449)	(1,400)
Net Assets at Beginning of Period	9	13	18,352	19,752
Net Assets at End of Period	$6	$9	$17,903	$18,352
Changes in Units
Issued	—	—	1	—
Redeemed	(1)	—	(194)	(201)
Net Increase (Decrease)	(1)	—	(193)	(201)
See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Changes in Net Assets
For the years ended December 31, 2025 and 2024
(In thousands)

	PIMCO VIT CommodityRealReturn Strategy Portfolio		PIMCO VIT Emerging Markets Bond Portfolio
	2025	2024	2025	2024
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$5	$(3)	$229	$224
Realized Gains (Losses) on Investments, Net	(152)	(108)	(137)	(166)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	325	136	440	207
Net Increase (Decrease) in Net Assets From Operations	178	25	532	265
Contract Transactions-All Products
Purchase Payments	—	—	2	—
Transfers Between Funds or (to) from General Account	(31)	99	(21)	(86)
Surrenders and Terminations	(255)	(141)	(721)	(617)
Rescissions	—	—	—	—
Bonus (Recapture)	—	—	—	—
Contract Maintenance Charge	—	—	(1)	(1)
Rider charge	(2)	(2)	(66)	(71)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(288)	(44)	(807)	(775)
Increase (Decrease) in Net Assets	(110)	(19)	(275)	(510)
Net Assets at Beginning of Period	1,244	1,263	4,520	5,030
Net Assets at End of Period	$1,134	$1,244	$4,245	$4,520
Changes in Units
Issued	—	17	—	—
Redeemed	(38)	(22)	(41)	(42)
Net Increase (Decrease)	(38)	(5)	(41)	(42)

	PIMCO VIT Global Core Bond (Hedged) Portfolio		PIMCO VIT High Yield Portfolio
	2025	2024	2025	2024
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$165	$159	$1,494	$1,558
Realized Gains (Losses) on Investments, Net	(79)	(149)	(222)	(633)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	249	129	956	917
Net Increase (Decrease) in Net Assets From Operations	335	139	2,228	1,842
Contract Transactions-All Products
Purchase Payments	—	6	22	6
Transfers Between Funds or (to) from General Account	111	373	70	568
Surrenders and Terminations	(968)	(1,690)	(4,093)	(9,617)
Rescissions	—	—	—	—
Bonus (Recapture)	—	—	—	—
Contract Maintenance Charge	(1)	(2)	(6)	(7)
Rider charge	(94)	(104)	(415)	(472)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(952)	(1,417)	(4,422)	(9,522)
Increase (Decrease) in Net Assets	(617)	(1,278)	(2,194)	(7,680)
Net Assets at Beginning of Period	7,347	8,625	33,366	41,046
Net Assets at End of Period	$6,730	$7,347	$31,172	$33,366
Changes in Units
Issued	11	40	5	24
Redeemed	(109)	(186)	(166)	(396)
Net Increase (Decrease)	(98)	(146)	(161)	(372)
See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Changes in Net Assets
For the years ended December 31, 2025 and 2024
(In thousands)

	PIMCO VIT Long-Term U.S. Government Portfolio		PIMCO VIT Low Duration Portfolio
	2025	2024	2025	2024
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$5	$5	$6	$6
Realized Gains (Losses) on Investments, Net	(48)	(33)	—	—
Net Change in Unrealized Appreciation
(Depreciation) on Investments	54	14	3	1
Net Increase (Decrease) in Net Assets From Operations	11	(14)	9	7
Contract Transactions-All Products
Purchase Payments	1	—	—	—
Transfers Between Funds or (to) from General Account	(6)	5	—	16
Surrenders and Terminations	—	(99)	(4)	(7)
Rescissions	—	—	—	—
Bonus (Recapture)	—	—	—	—
Contract Maintenance Charge	—	—	—	—
Rider charge	(1)	(2)	—	—
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(6)	(96)	(4)	9
Increase (Decrease) in Net Assets	5	(110)	5	16
Net Assets at Beginning of Period	200	310	185	169
Net Assets at End of Period	$205	$200	$190	$185
Changes in Units
Issued	—	—	—	1
Redeemed	(1)	(4)	—	(1)
Net Increase (Decrease)	(1)	(4)	—	—

	PIMCO VIT Real Return Portfolio		PIMCO VIT StocksPLUS Global Portfolio
	2025	2024	2025	2024
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$262	$170	$201	$244
Realized Gains (Losses) on Investments, Net	(269)	(413)	22	(142)
Net Change in Unrealized Appreciation
(Depreciation) on Investments	958	328	1,284	734
Net Increase (Decrease) in Net Assets From Operations	951	85	1,507	836
Contract Transactions-All Products
Purchase Payments	17	24	—	—
Transfers Between Funds or (to) from General Account	146	960	(101)	(94)
Surrenders and Terminations	(2,431)	(3,412)	(824)	(1,173)
Rescissions	—	—	—	—
Bonus (Recapture)	1	1	—	—
Contract Maintenance Charge	(3)	(3)	(1)	(1)
Rider charge	(222)	(249)	(1)	(2)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(2,492)	(2,679)	(927)	(1,270)
Increase (Decrease) in Net Assets	(1,541)	(2,594)	580	(434)
Net Assets at Beginning of Period	16,541	19,135	7,337	7,771
Net Assets at End of Period	$15,000	$16,541	$7,917	$7,337
Changes in Units
Issued	9	65	—	—
Redeemed	(167)	(238)	(43)	(65)
Net Increase (Decrease)	(158)	(173)	(43)	(65)
See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Changes in Net Assets
For the years ended December 31, 2025 and 2024
(In thousands)

	PIMCO VIT Total Return Portfolio		T. Rowe Price Equity Income Portfolio
	2025	2024	2025	2024
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$1,250	$1,409	$1	$2
Realized Gains (Losses) on Investments, Net	(1,846)	(2,406)	7	8
Net Change in Unrealized Appreciation
(Depreciation) on Investments	4,100	1,523	1	2
Net Increase (Decrease) in Net Assets From Operations	3,504	526	9	12
Contract Transactions-All Products
Purchase Payments	48	41	—	—
Transfers Between Funds or (to) from General Account	56	2,328	—	—
Surrenders and Terminations	(9,144)	(12,457)	(14)	(51)
Rescissions	—	—	—	—
Bonus (Recapture)	1	—	—	—
Contract Maintenance Charge	(10)	(11)	—	—
Rider charge	(750)	(846)	—	—
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(9,799)	(10,945)	(14)	(51)
Increase (Decrease) in Net Assets	(6,295)	(10,419)	(5)	(39)
Net Assets at Beginning of Period	54,202	64,621	65	104
Net Assets at End of Period	$47,907	$54,202	$60	$65
Changes in Units
Issued	2	127	—	—
Redeemed	(518)	(686)	—	(1)
Net Increase (Decrease)	(516)	(559)	—	(1)

	Templeton Global Bond VIP Fund		Total All Funds
	2025	2024	2025	2024
Increase (Decrease) in Net Assets:
Operations:
Investment Income (Loss), Net	$(452)	$(530)	$16,242	$10,684
Realized Gains (Losses) on Investments, Net	(1,682)	(2,329)	83,650	43,320
Net Change in Unrealized Appreciation
(Depreciation) on Investments	5,793	(1,457)	32,638	65,948
Net Increase (Decrease) in Net Assets From Operations	3,659	(4,316)	132,530	119,952
Contract Transactions-All Products
Purchase Payments	20	3	1,239,359	559,382
Transfers Between Funds or (to) from General Account	39	2,324	(1,226,902)	(538,939)
Surrenders and Terminations	(4,948)	(6,844)	(196,110)	(220,053)
Rescissions	—	—	—	(3,715)
Bonus (Recapture)	—	—	13	12
Contract Maintenance Charge	(7)	(7)	(183)	(205)
Rider charge	(394)	(469)	(20,474)	(22,203)
Net Increase (Decrease) in Net Assets Resulting
From Contract Transactions	(5,290)	(4,993)	(204,297)	(225,721)
Increase (Decrease) in Net Assets	(1,631)	(9,309)	(71,767)	(105,769)
Net Assets at Beginning of Period	28,087	37,396	1,485,799	1,591,568
Net Assets at End of Period	$26,456	$28,087	$1,414,032	$1,485,799
Changes in Units
Issued	3	70	116,176	53,783
Redeemed	(150)	(204)	(125,744)	(65,128)
Net Increase (Decrease)	(147)	(134)	(9,568)	(11,345)

See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statements of Changes in Net Assets
For the years ended December 31, 2025 and 2024
(In thousands)

The following open/available funds had no activity for the years or periods ended December 31, 2025 and 2024, and therefore, were not listed in the Statements of Changes in Net Assets:

BlackRock Equity Dividend V.I. Fund
Eaton Vance VT Floating-Rate Income Fund
Fidelity VIP Emerging Markets Portfolio
Invesco V.I. Balanced-Risk Allocation Fund
Lazard Retirement International Equity Portfolio
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio
Nomura VIP Asset Strategy Series
Nomura VIP Energy Series
Nomura VIP Science and Technology Series
T. Rowe Price Blue Chip Growth Portfolio
T. Rowe Price Health Sciences Portfolio

See accompanying notes to financial statements

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2025

(1) Organization
Allianz Life of NY Variable Account C (Variable Account) is a segregated investment account of Allianz Life Insurance Company of New York (Allianz Life of New York) and is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940 (1940 Act), as amended. Allianz Life of New York applies the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) guidance of Topic 946, Financial Services - Investment Companies. The Variable Account was established by Allianz Life of New York on February 26, 1988, and commenced operations September 6, 1991. Accordingly, it is an accounting entity wherein all segregated account transactions are reflected.

The Variable Account's assets are the property of Allianz Life of New York and are held for the benefit of the owners and other persons entitled to payments under variable annuity contracts issued through the Variable Account and underwritten by Allianz Life of New York. The assets of the Variable Account are equal to the reserves and other liabilities of the Variable Account. These assets are not chargeable with liabilities that arise from any other business Allianz Life of New York may conduct. Allianz Life of New York products offered under the Variable Account are listed below. The only product actively being marketed is Allianz Index Advantage New York.

•Allianz Advantage
•Allianz Charter II New York
•Allianz High Five New York
•Allianz Index Advantage New York
•Allianz Opportunity
•Valuemark II New York
•Allianz Valuemark IV New York
•Allianz Vision New York
•Allianz Retirement Advantage New York
•Allianz Retirement Pro New York

The Variable Account's subaccounts are invested, at net asset values, in one or more of the funds (investment options) in accordance with the selection made by the contractholder. The contractholder may have the option to invest in the fixed account or other index options in the General Account, based on the product features. The liabilities of the fixed account are included in the General Account, which is not registered as an investment company under the 1940 Act. Not all funds listed are available for all products. Some funds have been closed to accepting new money. Each multiple-class fund is presented on an aggregate basis, however, when mergers occur, the fund will be presented separately by class, to disclose which class received additional money. The funds and investment advisers are:

Fund	Investment Adviser
AZL Balanced Index Strategy Fund †	Allianz Investment Management, LLC
AZL DFA Multi-Strategy Fund †	Allianz Investment Management, LLC
AZL Enhanced Bond Index Fund *†	Allianz Investment Management, LLC
AZL Fidelity Institutional Asset Management Multi-Strategy Fund Class 1 †	Allianz Investment Management, LLC
AZL Fidelity Institutional Asset Management Multi-Strategy Fund Class 2 *†	Allianz Investment Management, LLC
AZL Fidelity Institutional Asset Management Total Bond Fund Class 1 †	Allianz Investment Management, LLC
AZL Fidelity Institutional Asset Management Total Bond Fund Class 2 *†	Allianz Investment Management, LLC
AZL Government Money Market Fund *†	Allianz Investment Management, LLC
AZL International Index Fund Class 1 †	Allianz Investment Management, LLC
AZL International Index Fund Class 2 *†	Allianz Investment Management, LLC
AZL Mid Cap Index Fund Class 1 †	Allianz Investment Management, LLC
AZL Mid Cap Index Fund Class 2 *†	Allianz Investment Management, LLC
AZL Moderate Index Strategy Fund †	Allianz Investment Management, LLC
AZL MSCI Global Equity Index Fund Class 1 †	Allianz Investment Management, LLC
AZL MSCI Global Equity Index Fund Class 2 *†	Allianz Investment Management, LLC
AZL MVP Balanced Index Strategy Fund †	Allianz Investment Management, LLC
AZL MVP DFA Multi-Strategy Fund †	Allianz Investment Management, LLC
AZL MVP Fidelity Institutional Asset Management Multi-Strategy Fund †	Allianz Investment Management, LLC
AZL MVP Global Balanced Index Strategy Fund †	Allianz Investment Management, LLC

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2025

Fund	Investment Adviser
AZL MVP Growth Index Strategy Fund †	Allianz Investment Management, LLC
AZL MVP Moderate Index Strategy Fund †	Allianz Investment Management, LLC
AZL MVP T. Rowe Price Capital Appreciation Plus Fund †	Allianz Investment Management, LLC
AZL Russell 1000 Growth Index Fund Class 1 †	Allianz Investment Management, LLC
AZL Russell 1000 Growth Index Fund Class 2 *†	Allianz Investment Management, LLC
AZL Russell 1000 Value Index Fund Class 1 †	Allianz Investment Management, LLC
AZL Russell 1000 Value Index Fund Class 2 *†	Allianz Investment Management, LLC
AZL S&P 500 Index Fund *†	Allianz Investment Management, LLC
AZL Small Cap Stock Index Fund Class 1 †	Allianz Investment Management, LLC
AZL Small Cap Stock Index Fund Class 2 *†	Allianz Investment Management, LLC
AZL T. Rowe Price Capital Appreciation Fund *†	Allianz Investment Management, LLC
BlackRock Equity Dividend V.I. Fund *	BlackRock Advisors, LLC
ClearBridge Variable Growth Portfolio	Franklin Advisers, Inc.
Columbia Variable Portfolio – Seligman Global Technology Fund	Columbia Management Investment Advisors, LLC
Davis VA Financial Portfolio	Davis Selected Advisers, L.P.
Eaton Vance VT Floating-Rate Income Fund *	Morgan Stanley Investment Management
Fidelity VIP Emerging Markets Portfolio	Fidelity Management & Research Company
Fidelity VIP Mid Cap Portfolio	Fidelity Management & Research Company
Fidelity VIP Strategic Income Portfolio	Fidelity Management & Research Company
Franklin Rising Dividends VIP Fund *	Franklin Advisers, Inc.
Franklin U.S. Government Securities VIP Fund *	Franklin Advisers, Inc.
Invesco V.I. American Value Fund *	Invesco Advisors, Inc.
Invesco V.I. Balanced-Risk Allocation Fund *	Invesco Advisors, Inc.
Invesco V.I. Global Strategic Income Fund	Invesco Advisors, Inc.
Invesco V.I. International Growth Fund *	Invesco Advisors, Inc.
Lazard Retirement International Equity Portfolio *	Lazard Asset Management, LLC
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio *	Lazard Asset Management, LLC
LVIP JPMorgan Core Bond Fund *	Lincoln Financial Group
MFS International Intrinsic Value Portfolio *	Massachusetts Financial Services Company
MFS VIT Total Return Bond Portfolio *	Massachusetts Financial Services Company
MFS VIT Utilities Portfolio *	Massachusetts Financial Services Company
Nomura VIP Asset Strategy Series *	Nomura Investment Management Advisers
Nomura VIP Energy Series *	Nomura Investment Management Advisers
Nomura VIP Growth Series *	Nomura Investment Management Advisers
Nomura VIP Mid Cap Growth Series *	Nomura Investment Management Advisers
Nomura VIP Natural Resources Series *	Nomura Investment Management Advisers
Nomura VIP Science and Technology Series *	Nomura Investment Management Advisers
PIMCO VIT Balanced Allocation Portfolio †	Pacific Investment Management Company, LLC
PIMCO VIT CommodityRealReturn Strategy Portfolio †	Pacific Investment Management Company, LLC
PIMCO VIT Emerging Markets Bond Portfolio †	Pacific Investment Management Company, LLC
PIMCO VIT Global Core Bond (Hedged) Portfolio †	Pacific Investment Management Company, LLC
PIMCO VIT High Yield Portfolio †	Pacific Investment Management Company, LLC

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2025

Fund	Investment Adviser
PIMCO VIT Long-Term U.S. Government Portfolio †	Pacific Investment Management Company, LLC
PIMCO VIT Low Duration Portfolio †	Pacific Investment Management Company, LLC
PIMCO VIT Real Return Portfolio †	Pacific Investment Management Company, LLC
PIMCO VIT StocksPLUS Global Portfolio †	Pacific Investment Management Company, LLC
PIMCO VIT Total Return Portfolio †	Pacific Investment Management Company, LLC
T. Rowe Price Blue Chip Growth Portfolio *	T. Rowe Price Associates, Inc.
T. Rowe Price Equity Income Portfolio *	T. Rowe Price Associates, Inc.
T. Rowe Price Health Sciences Portfolio *	T. Rowe Price Associates, Inc.
Templeton Global Bond VIP Fund *	Franklin Advisers, Inc.
* Fund contains share classes which assess 12b-1 fees.
† The investment adviser of this fund is an affiliate of Allianz Life of New York and is paid an investment management fee by the fund.

During the years ended December 31, 2024 and 2025, the following funds had name changes.

Prior Fund Name	Current Fund Name	Effective Date
ClearBridge Variable Aggressive Growth Portfolio	ClearBridge Variable Growth Portfolio	April 28, 2024
Delaware Ivy VIP Asset Strategy	Macquarie VIP Asset Strategy Series	May 1, 2024
Delaware Ivy VIP Energy	Macquarie VIP Energy Series	May 1, 2024
Delaware Ivy VIP Growth	Macquarie VIP Growth Series	May 1, 2024
Delaware Ivy VIP Mid Cap Growth	Macquarie VIP Mid Cap Growth Series	May 1, 2024
Delaware Ivy VIP Natural Resources	Macquarie VIP Natural Resources Series	May 1, 2024
Delaware Ivy VIP Science and Technology	Macquarie VIP Science and Technology Series	May 1, 2024
Invesco Oppenheimer V.I. International Growth Fund	Invesco V.I. International Growth Fund	August 22, 2025
Macquarie VIP Asset Strategy Series	Nomura VIP Asset Strategy Series	December 1, 2025
Macquarie VIP Energy Series	Nomura VIP Energy Series	December 1, 2025
Macquarie VIP Growth Series	Nomura VIP Growth Series	December 1, 2025
Macquarie VIP Mid Cap Growth Series	Nomura VIP Mid Cap Growth Series	December 1, 2025
Macquarie VIP Natural Resources Series	Nomura VIP Natural Resources Series	December 1, 2025
Macquarie VIP Science and Technology Series	Nomura VIP Science and Technology Series	December 1, 2025
During the years ended December 31, 2024 and 2025, no funds were closed.
During the years ended December 31, 2024 and 2025, no new funds were added
During the years ended December 31, 2024 and 2025, no funds were merged or replaced.

Effective September 19, 2025, a 1:4 reverse split occurred for the AZL Russell 1000 Growth Index Fund Class 1. The effect of this transaction was to divide the number of outstanding shares of the fund by the split ratio, resulting in a corresponding increase in the net asset value per share. The shares presented in the Statements of Assets and Liabilities reflect this reverse split. There were no changes in the net assets, results of operations or total return as a result of this transaction.

Effective September 19, 2025, a 1:2 reverse split occurred for the following funds:

•AZL Fidelity Institutional Asset Management Multi-Strategy Fund Class 1
•AZL Russell 1000 Value Index Fund Class 1
•AZL Small Cap Stock Index Fund Class 1

The effect of these transactions was to divide the number of outstanding shares of the fund by the split ratio, resulting in a corresponding increase in the net asset value per share. The shares presented in the Statements of Assets and Liabilities reflect this reverse split. There were no changes in the net assets, results of operations or total return as a result of these transactions.

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2025

(2) Significant Accounting Policies
Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments

Investment transactions are recorded by the Variable Account on the trade date. Investments of the Variable Account are valued each day the markets are open at fair value using net asset values provided by the investment advisers of the funds after the 4 PM Eastern Standard Time market close.

The Fair Value Measurement Topic of the FASB ASC establishes a fair value hierarchy that prioritizes the inputs used in the valuation techniques to measure fair value.

Level 1 -     Unadjusted quoted prices for identical assets or liabilities in active markets that the Variable Account has the ability to access at the measurement date.

Level 2 –     Valuations derived from techniques that utilize observable inputs, other than quoted prices included in Level 1, which are observable for the asset or liability either directly or indirectly, such as:

(a)    Quoted prices for similar assets or liabilities in active markets.
(b)    Quoted prices for identical or similar assets or liabilities in markets that are not active.
(c)    Inputs other than quoted prices that are observable.
(d)    Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Level 3 -    Valuations derived from techniques in which the significant inputs are unobservable. Level 3 fair values reflect the Variable Account’s own assumptions about the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. As of December 31, 2025, all of the Variable Account’s investments are in funds for which quoted prices are available in an active market which the Variable Account has the ability to access. Therefore, all investments have been categorized as Level 1. The characterization of the underlying securities held by the funds are accounted for on a trade-date basis and are in accordance with the Fair Value Measurements and Disclosures topic of the FASB ASC.

Realized gains on investments include realized gain distributions received from the respective funds and gains on the sale of fund shares as determined by the average cost method. Realized gain distributions are reinvested in the respective funds. Dividend distributions received from the funds are reinvested in additional shares of the funds and are recorded as income to the Variable Account on the ex-dividend date.

The cost of investments sold and the corresponding capital gains and losses are determined on a specific identification basis. Net investment income (loss) and net realized gains (losses) and unrealized appreciation (depreciation) on investments are allocated to the contracts on each valuation date based on each contract's pro rata share of the assets of the fund as of the beginning of the valuation date.

Transfers between subaccounts, including the fixed account (net), include transfers of all or part of the contractholders' interest to or from another eligible subaccount, or from or to the fixed account option of the general account of Allianz Life of New York.

Contracts in Annuity Payment Period

Net assets allocated to contracts in the payout period are periodically compared to annuity reserves computed for currently payable contracts according to the 1983 and 2000 Individual Annuity Mortality Tables using an assumed investment return (AIR) equal to the AIR of the specific contracts, either 3%, 4.5% or 5%. The mortality risk is fully borne by Allianz Life of New York and may result in additional amounts reimbursed to Allianz Life of New York if the reserves required are less than originally estimated. If additional reserves are required, Allianz Life of New York reimburses the Variable Account.

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2025

Segment Disclosure

The Variable Account derives revenues from variable annuity products. Allianz Life of New York has identified the Finance Committee, a management committee of Allianz Life, as the chief operating decision maker (CODM) for overseeing the products and the performance of the underlying subaccounts to evaluate the results of the business and make operational decisions. Each subaccount of the Variable Account constitutes a single operating segment and therefore, a single reportable segment. Variable Accounts are structured with a limited purpose by design and their sole purpose, which records and reports the invested funds and activities and performance chosen by contractholders. Investment performance of subaccounts may vary based on the underlying fund’s investment objectives specified in the fund prospectuses. The accounting policies used to measure the profit and loss of the segment are the same as those described in the summary of significant accounting policies herein.

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2025

(3) Related Party Charges, Expenses and Fees
Under the terms of the contracts, certain charges, expenses and fees are incurred by the contractholders to cover Allianz Life of New York's expenses in connection with the issuance and administration of the contracts. Following is a summary of these charges, expenses and fees for the period ended December 31, 2025:

Mortality and Expense Risk Charges
Allianz Life of New York assumes mortality and expense risks related to the operations of the Variable Account. These charges range from 0.35% to 3.55% annually during the accumulation phase, or from 1.25% to 1.90% annually during the annuity phase for variable annuity payments. These charges are deducted on a daily basis and assessed against the daily net asset value of each fund. These charges are assessed either through a reduction in subaccount accumulation unit values during the accumulation phase, or a reduction in subaccount annuity unit values during the annuity phase for contractholders that selected variable annuity payments.

Administrative Charges
A charge to cover administrative expenses of the Variable Account may be deducted from the Variable Account, depending on the contract. This annual charge of 0.15% is calculated and assessed daily as a percentage of each fund’s net asset value. This charge is assessed through a reduction in subaccount accumulation unit values during the accumulation phase, or a reduction in subaccount annuity unit values during the annuity phase for contractholders that selected variable annuity payments.

Contract Maintenance Charges
For certain contracts, an annual contract maintenance charge of $30 to $50 may be deducted to cover ongoing administrative expenses. These charges are assessed through the redemption of subaccount accumulation units during the accumulation phase, or a redemption in subaccount annuity unit values during the annuity phase if variable annuity payments are selected or a reduction in fixed annuity payments.

Withdrawal Charges
For certain contracts, a withdrawal charge (sometimes called a contingent deferred sales charge) is imposed as a percentage, with a range of 1.0% to 8.5%, of each purchase payment if the contract is surrendered or a partial withdrawal is taken during the withdrawal charge period. For certain contracts, a withdrawal charge may also apply during the annuity phase if there are liquidations of variable annuity payments under certain annuity options. These withdrawal charges are imposed as a percentage, with a range of 2.0% to 6.0% of the amount liquidated. These charges are assessed through the redemption of subaccount accumulation units during the accumulation phase, or a redemption in subaccount annuity units during the annuity phase.

Rider Charges
For certain contracts, optional benefit riders may be available for an additional charge to the contractholder. The rider charges for Investment Protector, Income Protector and Income Focus are deducted from the contract value.

•Investment Protector: 1.05% to 1.30%
•Income Protector: 1.00% to 1.70%
•Income Focus: 1.30%

Transfer Fee
A charge for transfers between funds may be imposed at a rate of up to $25 per transfer. These charges are deducted from the contract value.

Other Contract Charges
For certain contracts there are additional fees, as described below.
•Account Fee - ranges from 0.85% to 1.05% and are imposed as a percentage of the account’s guaranteed value and are assessed through the redemption of subaccount accumulation units during the accumulation phase.
•Product Fee - is 1.25% annually and is accrued on a daily basis as a percentage of the prior quarterly contract anniversary contract value adjusted for subsequent purchase payments and withdrawals. The fee is deducted from the contract value during the accumulation phase through the redemption of accumulation units.

Additional details on charges and fees can be found in the respective product prospectus.

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2025

(4) Federal Income Taxes
Operations of the Variable Account form a part of Allianz Life of New York, which is taxed as a life insurance company under the Internal Revenue Code (the Code). Under current law, no federal income taxes are payable with respect to the Variable Account. Under the principles set forth in Internal Revenue Service Ruling 81-225 and Section 817(h) of the Code and regulations thereunder, Allianz Life of New York understands that it will be treated as owner of the assets invested in the Variable Account for federal income tax purposes, with the result that earnings and gains, if any, derived from those assets will not be included in an annuitant's gross income until amounts are received pursuant to an annuity.

(5) Purchases and Sales of Investments (In thousands)
The cost of purchases and proceeds from sales of investments for the year or period ended December 31, 2025, are as follows:

	Cost of Purchases	Proceeds from Sales
AZL Balanced Index Strategy Fund	$2,616	$4,400
AZL DFA Multi-Strategy Fund	4,483	15,095
AZL Enhanced Bond Index Fund	516	1,269
AZL Fidelity Institutional Asset Management Multi-Strategy Fund Class 1	223	459
AZL Fidelity Institutional Asset Management Multi-Strategy Fund Class 2	6,166	18,331
AZL Fidelity Institutional Asset Management Total Bond Fund Class 1	41	203
AZL Fidelity Institutional Asset Management Total Bond Fund Class 2	1,240	2,095
AZL Government Money Market Fund	212,242	205,149
AZL International Index Fund Class 1	330	509
AZL International Index Fund Class 2	1,116	4,097
AZL Mid Cap Index Fund Class 1	523	306
AZL Mid Cap Index Fund Class 2	4,371	2,423
AZL Moderate Index Strategy Fund	3,188	15,693
AZL MSCI Global Equity Index Fund Class 1	117	410
AZL MSCI Global Equity Index Fund Class 2	265	751
AZL MVP Balanced Index Strategy Fund	7,436	13,993
AZL MVP DFA Multi-Strategy Fund	15,796	23,995
AZL MVP Fidelity Institutional Asset Management Multi-Strategy Fund	2,132	5,999
AZL MVP Global Balanced Index Strategy Fund	1,850	8,600
AZL MVP Growth Index Strategy Fund	34,547	44,650
AZL MVP Moderate Index Strategy Fund	4,760	7,139
AZL MVP T. Rowe Price Capital Appreciation Plus Fund	14,560	26,398
AZL Russell 1000 Growth Index Fund Class 1	492	635
AZL Russell 1000 Growth Index Fund Class 2	3,475	4,104
AZL Russell 1000 Value Index Fund Class 1	1,086	1,763
AZL Russell 1000 Value Index Fund Class 2	1,862	3,189
AZL S&P 500 Index Fund	7,392	7,593
AZL Small Cap Stock Index Fund Class 1	57	65
AZL Small Cap Stock Index Fund Class 2	2,263	2,140
AZL T. Rowe Price Capital Appreciation Fund	2,767	3,085
BlackRock Equity Dividend V.I. Fund	—	—
ClearBridge Variable Growth Portfolio	6	1

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2025

	Cost of Purchases	Proceeds from Sales
Columbia Variable Portfolio – Seligman Global Technology Fund	$7	$1
Davis VA Financial Portfolio	110	221
Eaton Vance VT Floating-Rate Income Fund	—	—
Fidelity VIP Emerging Markets Portfolio	—	—
Fidelity VIP Mid Cap Portfolio	5	—
Fidelity VIP Strategic Income Portfolio	1	—
Franklin Rising Dividends VIP Fund	1,432	3,156
Franklin U.S. Government Securities VIP Fund	695	1,865
Invesco V.I. American Value Fund	2	5
Invesco V.I. Balanced-Risk Allocation Fund	—	—
Invesco V.I. Global Strategic Income Fund	5	9
Invesco V.I. International Growth Fund	1	—
Lazard Retirement International Equity Portfolio	—	—
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio	—	—
LVIP JPMorgan Core Bond Fund	144	321
MFS International Intrinsic Value Portfolio	2	8
MFS VIT Total Return Bond Portfolio	510	889
MFS VIT Utilities Portfolio	—	—
Nomura VIP Asset Strategy Series	—	—
Nomura VIP Energy Series	—	—
Nomura VIP Growth Series	2	—
Nomura VIP Mid Cap Growth Series	1	3
Nomura VIP Natural Resources Series	—	5
Nomura VIP Science and Technology Series	—	—
PIMCO VIT Balanced Allocation Portfolio	1,051	3,497
PIMCO VIT CommodityRealReturn Strategy Portfolio	194	478
PIMCO VIT Emerging Markets Bond Portfolio	365	943
PIMCO VIT Global Core Bond (Hedged) Portfolio	483	1,270
PIMCO VIT High Yield Portfolio	2,911	5,838
PIMCO VIT Long-Term U.S. Government Portfolio	146	147
PIMCO VIT Low Duration Portfolio	12	10
PIMCO VIT Real Return Portfolio	1,562	3,792
PIMCO VIT StocksPLUS Global Portfolio	626	1,352
PIMCO VIT Total Return Portfolio	4,635	13,185
T. Rowe Price Blue Chip Growth Portfolio	—	—
T. Rowe Price Equity Income Portfolio	7	13
T. Rowe Price Health Sciences Portfolio	—	—
Templeton Global Bond VIP Fund	1,030	6,772

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2025

(6) Financial Highlights
A summary of units outstanding (in thousands), unit values, net assets (in thousands), ratios, and total returns for variable annuity contracts is as follows:

	At December 31					For the years or periods ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
AZL Balanced Index Strategy Fund
2025	963	$17.72	to	$23.37	$21,122	2.69%	1.15%	to	3.55%	9.55%	to	11.77%
2024	1,123	$16.13	to	$20.91	$22,129	1.44%	1.15%	to	3.55%	4.71%	to	6.85%
2023	1,248	$15.36	to	$19.57	$23,130	1.81%	1.15%	to	3.55%	9.44%	to	11.65%
2022	1,380	$13.90	to	$17.53	$22,982	2.28%	1.15%	to	3.55%	(17.93)%	to	(16.27)%
2021	1,458	$16.89	to	$20.93	$29,132	1.78%	1.15%	to	3.55%	6.36%	to	8.52%
AZL DFA Multi-Strategy Fund
2025	2,072	$20.85	to	$29.06	$56,475	2.66%	1.15%	to	3.55%	11.18%	to	13.60%
2024	2,596	$18.73	to	$25.58	$62,608	1.37%	1.15%	to	3.55%	5.36%	to	7.67%
2023	2,923	$17.76	to	$23.76	$65,648	2.84%	1.15%	to	3.55%	9.45%	to	11.82%
2022	3,269	$16.21	to	$21.25	$65,986	1.12%	1.15%	to	3.55%	(14.37)%	to	(12.51)%
2021	3,672	$18.91	to	$24.29	$85,039	1.53%	1.15%	to	3.55%	10.01%	to	12.40%
AZL Enhanced Bond Index Fund
2025	354	$8.71	to	$11.43	$3,936	4.43%	—%	to	3.55%	3.65%	to	5.38%
2024	433	$8.41	to	$10.85	$4,591	3.87%	—%	to	3.55%	(4.04)%	to	(0.22)%
2023	470	$8.94	to	$10.99	$5,022	1.69%	—%	to	3.55%	3.10%	to	4.94%
2022	414	$9.38	to	$10.46	$4,262	1.51%	1.15%	to	2.20%	(15.56)%	to	(14.87)%
2021	407	$11.11	to	$12.29	$4,927	0.77%	1.15%	to	2.20%	(4.08)%	to	(3.30)%
AZL Fidelity Institutional Asset Management Multi-Strategy Fund Class 1
2025	460	$12.06	to	$12.11	$5,606	2.63%	1.40%	to	1.49%	9.95%	to	10.05%
2024	493	$10.97	to	$11.01	$5,462	4.24%	1.40%	to	1.49%	9.90%	to	9.99%
2023	525	$9.98	to	$10.01	$5,290	2.95%	1.40%	to	1.49%	12.55%	to	12.66%
2022	600	$8.87	to	$8.88	$5,374	1.45%	1.40%	to	1.49%	(15.66)%	to	(15.58)%
2021¹	675	$10.52	to	$10.52	$7,168	0.80%	1.40%	to	1.49%	5.18%	to	5.23%
AZL Fidelity Institutional Asset Management Multi-Strategy Fund Class 2
2025	4,430	$17.62	to	$28.42	$102,227	2.86%	—%	to	3.55%	7.50%	to	10.83%
2024	5,126	$16.37	to	$25.88	$108,138	2.30%	—%	to	3.55%	7.60%	to	10.96%
2023	6,159	$15.20	to	$24.00	$118,803	1.60%	—%	to	3.55%	10.07%	to	13.47%
2022	6,711	$13.80	to	$21.76	$115,499	0.94%	0.35%	to	3.55%	(17.53)%	to	(14.86)%
2021	7,354	$16.69	to	$26.30	$150,623	0.83%	0.35%	to	3.55%	4.27%	to	11.26%
AZL Fidelity Institutional Asset Management Total Bond Fund Class 1
2025	73	$10.92	to	$11.02	$808	4.59%	1.40%	to	1.49%	6.22%	to	6.32%
2024	91	$10.28	to	$10.36	$944	5.84%	1.40%	to	1.49%	0.54%	to	0.63%
2023	97	$10.23	to	$10.30	$1,004	6.20%	1.40%	to	1.49%	5.34%	to	5.44%
2022	133	$9.71	to	$9.77	$1,295	2.91%	1.40%	to	1.49%	(14.48)%	to	(14.40)%
2021	143	$11.35	to	$11.41	$1,635	2.84%	1.40%	to	1.49%	(0.89)%	to	(0.81)%
AZL Fidelity Institutional Asset Management Total Bond Fund Class 2
2025	1,231	$8.47	to	$13.62	$13,405	4.26%	—%	to	3.55%	2.98%	to	7.64%
2024	1,346	$8.16	to	$12.65	$13,837	5.09%	—%	to	3.55%	(1.83)%	to	1.75%

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2025

	At December 31					For the years or periods ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
2023	1,593	$8.31	to	$12.43	$16,392	6.05%	—%	to	3.55%	2.97%	to	6.68%
2022	1,511	$8.07	to	$11.65	$14,776	2.45%	—%	to	3.55%	(16.38)%	to	(13.37)%
2021	1,683	$9.65	to	$13.45	$19,373	2.55%	—%	to	3.55%	(3.19)%	to	0.31%
AZL Government Money Market Fund
2025	5,695	$5.93	to	$14.90	$60,443	3.62%	—%	to	3.55%	0.08%	to	6.49%
2024	5,179	$5.93	to	$14.37	$53,351	4.33%	—%	to	3.55%	0.76%	to	4.42%
2023	4,517	$5.88	to	$13.76	$44,998	4.18%	—%	to	3.55%	0.65%	to	4.27%
2022	4,517	$5.84	to	$13.20	$49,267	0.79%	—%	to	3.55%	(2.74)%	to	0.77%
2021	4,258	$6.21	to	$13.10	$46,026	—%	—%	to	3.55%	(3.34)%	to	—%
AZL International Index Fund Class 1
2025	293	$16.66	to	$18.87	$5,494	4.45%	1.40%	to	2.75%	27.48%	to	29.22%
2024	318	$13.07	to	$14.61	$4,624	4.54%	1.40%	to	2.75%	0.32%	to	1.70%
2023	355	$13.03	to	$14.36	$5,079	4.21%	1.40%	to	2.75%	14.37%	to	15.92%
2022	355	$11.39	to	$12.39	$4,392	4.60%	1.40%	to	2.75%	(16.57)%	to	(15.44)%
2021	376	$13.66	to	$14.65	$5,506	2.54%	1.40%	to	2.75%	7.79%	to	9.26%
AZL International Index Fund Class 2
2025	813	$14.86	to	$32.55	$14,190	2.42%	—%	to	3.55%	26.16%	to	30.26%
2024	1,015	$11.75	to	$24.99	$13,859	2.63%	—%	to	3.55%	(0.72)%	to	2.53%
2023	1,138	$11.81	to	$24.37	$15,448	2.46%	—%	to	3.55%	13.25%	to	16.93%
2022	1,090	$10.40	to	$20.84	$13,047	2.65%	—%	to	3.55%	(17.49)%	to	(14.82)%
2021	1,322	$12.57	to	$24.47	$19,119	1.46%	—%	to	3.55%	6.69%	to	10.16%
AZL Mid Cap Index Fund Class 1
2025	82	$21.51	to	$21.69	$1,810	1.40%	1.40%	to	1.49%	5.60%	to	5.70%
2024	96	$20.37	to	$20.52	$1,995	2.00%	1.40%	to	1.49%	11.99%	to	12.09%
2023	118	$18.19	to	$18.31	$2,186	8.51%	1.40%	to	1.49%	14.45%	to	14.55%
2022	132	$15.89	to	$15.98	$2,127	3.23%	1.40%	to	1.49%	(14.62)%	to	(14.54)%
2021	149	$18.61	to	$18.70	$2,804	2.59%	1.40%	to	1.49%	22.19%	to	22.30%
AZL Mid Cap Index Fund Class 2
2025	375	$28.08	to	$65.78	$12,259	1.15%	—%	to	3.55%	(5.45)%	to	6.53%
2024	407	$27.11	to	$61.75	$13,101	1.65%	—%	to	3.55%	9.45%	to	13.04%
2023	485	$24.67	to	$54.63	$14,165	0.70%	—%	to	3.55%	11.85%	to	15.48%
2022	617	$21.97	to	$47.30	$16,019	0.68%	—%	to	3.55%	(16.56)%	to	(13.85)%
2021	758	$26.23	to	$54.91	$23,389	0.68%	—%	to	3.55%	19.35%	to	23.23%
AZL Moderate Index Strategy Fund
2025	2,595	$21.56	to	$40.87	$78,322	2.53%	—%	to	3.55%	10.86%	to	14.29%
2024	3,061	$19.42	to	$35.76	$82,004	1.46%	—%	to	3.55%	6.27%	to	9.59%
2023	3,581	$18.26	to	$32.63	$88,662	1.91%	—%	to	3.55%	10.99%	to	14.42%
2022	4,135	$16.44	to	$28.52	$90,713	2.19%	—%	to	3.55%	(18.19)%	to	(15.67)%
2021	4,591	$20.07	to	$33.81	$121,206	0.88%	—%	to	3.55%	8.31%	to	11.67%
AZL MSCI Global Equity Index Fund Class 1
2025	134	$14.94	to	$15.00	$2,003	2.63%	1.40%	to	1.49%	19.32%	to	19.43%
2024	160	$12.52	to	$12.56	$2,016	2.99%	1.40%	to	1.49%	16.71%	to	16.82%
2023	173	$10.73	to	$10.75	$1,864	2.62%	1.40%	to	1.49%	21.84%	to	21.95%
2022	214	$8.81	to	$8.82	$1,883	1.74%	1.40%	to	1.49%	(19.29)%	to	(19.22)%

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2025

	At December 31					For the years or periods ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
2021¹	246	$10.91	to	$10.92	$2,690	1.20%	1.40%	to	1.49%	9.12%	to	9.17%
AZL MSCI Global Equity Index Fund Class 2
2025	133	$23.90	to	$40.03	$3,823	1.19%	0.35%	to	3.55%	16.73%	to	20.34%
2024	153	$20.48	to	$33.26	$3,721	1.42%	0.35%	to	3.55%	14.18%	to	17.75%
2023	185	$17.93	to	$28.25	$3,943	1.24%	0.35%	to	3.55%	19.26%	to	22.94%
2022	228	$14.73	to	$22.98	$4,058	1.07%	0.35%	to	3.55%	(21.08)%	to	(18.52)%
2021	274	$18.67	to	$28.20	$6,101	1.31%	0.35%	to	3.55%	6.16%	to	20.76%
AZL MVP Balanced Index Strategy Fund
2025	3,746	$14.32	to	$23.03	$69,249	2.83%	—%	to	3.55%	7.00%	to	10.70%
2024	4,399	$13.38	to	$20.81	$74,710	1.59%	—%	to	3.55%	4.63%	to	8.28%
2023	5,202	$12.79	to	$19.22	$82,872	0.61%	—%	to	3.55%	9.09%	to	12.85%
2022	2,193	$12.18	to	$17.03	$32,062	2.15%	—%	to	3.55%	(17.42)%	to	(14.87)%
2021	2,475	$14.75	to	$20.00	$43,028	1.75%	—%	to	3.55%	6.72%	to	10.02%
AZL MVP DFA Multi-Strategy Fund
2025	8,350	$12.74	to	$16.02	$128,602	2.78%	0.35%	to	3.55%	8.30%	to	10.65%
2024	9,753	$11.76	to	$14.48	$136,227	1.17%	0.35%	to	3.55%	2.69%	to	7.43%
2023	11,465	$11.45	to	$13.58	$149,649	0.19%	0.35%	to	3.55%	10.79%	to	12.13%
2022	684	$11.14	to	$11.85	$8,031	0.97%	1.15%	to	2.20%	(13.67)%	to	(12.97)%
2021	744	$12.90	to	$13.62	$10,052	1.25%	1.15%	to	2.20%	11.27%	to	12.17%
AZL MVP Fidelity Institutional Asset Management Multi-Strategy Fund
2025	1,853	$10.86	to	$17.60	$31,428	2.52%	0.35%	to	3.55%	4.99%	to	6.42%
2024	2,128	$10.34	to	$16.53	$34,428	1.72%	0.35%	to	3.55%	5.87%	to	9.51%
2023	2,507	$9.77	to	$15.10	$37,088	1.58%	0.35%	to	3.55%	10.18%	to	11.38%
2022	1,810	$12.47	to	$13.59	$24,250	0.69%	1.15%	to	2.20%	(15.68)%	to	(15.00)%
2021	2,029	$14.79	to	$15.99	$32,008	2.49%	1.15%	to	2.20%	8.66%	to	9.54%
AZL MVP Global Balanced Index Strategy Fund
2025	3,324	$15.31	to	$17.15	$56,139	2.83%	1.15%	to	2.20%	8.37%	to	9.26%
2024	3,794	$14.13	to	$15.69	$58,682	1.61%	1.15%	to	2.20%	7.03%	to	7.91%
2023	4,452	$13.20	to	$14.54	$63,849	3.99%	1.15%	to	2.20%	11.38%	to	12.28%
2022	5,060	$11.85	to	$12.95	$64,732	2.87%	1.15%	to	2.20%	(17.92)%	to	(17.25)%
2021	5,525	$14.44	to	$15.65	$85,510	1.47%	1.15%	to	2.20%	5.70%	to	6.56%
AZL MVP Growth Index Strategy Fund
2025	10,795	$18.24	to	$29.97	$261,042	2.37%	—%	to	3.55%	7.90%	to	11.80%
2024	12,336	$16.91	to	$26.81	$270,921	1.53%	—%	to	3.55%	8.16%	to	12.10%
2023	14,248	$15.63	to	$23.91	$283,305	1.97%	—%	to	3.55%	12.75%	to	16.81%
2022	15,769	$13.86	to	$20.47	$272,658	1.72%	—%	to	3.55%	(18.05)%	to	(15.10)%
2021	16,939	$16.92	to	$24.11	$350,178	1.72%	—%	to	3.55%	12.34%	to	16.40%
AZL MVP Moderate Index Strategy Fund
2025	2,006	$19.82	to	$22.19	$43,590	2.70%	1.15%	to	2.20%	8.84%	to	9.73%
2024	2,313	$18.21	to	$20.23	$45,899	1.61%	1.15%	to	2.20%	7.52%	to	8.40%
2023	2,741	$16.94	to	$18.66	$50,205	1.92%	1.15%	to	2.20%	12.10%	to	13.01%
2022	3,127	$15.11	to	$16.51	$50,798	1.98%	1.15%	to	2.20%	(17.22)%	to	(16.55)%

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2025

	At December 31					For the years or periods ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
2021	3,348	$18.25	to	$19.79	$65,293	1.80%	1.15%	to	2.20%	10.01%	to	10.91%
AZL MVP T. Rowe Price Capital Appreciation Plus Fund
2025	6,527	$20.51	to	$22.60	$145,282	3.44%	1.15%	to	2.20%	6.03%	to	6.89%
2024	7,565	$19.34	to	$21.14	$157,662	4.87%	1.15%	to	2.20%	10.75%	to	11.65%
2023	8,611	$17.47	to	$18.94	$160,903	7.98%	1.15%	to	2.20%	14.81%	to	15.74%
2022	9,610	$15.21	to	$16.36	$155,416	7.35%	1.15%	to	2.20%	(15.58)%	to	(14.90)%
2021	10,359	$18.02	to	$19.22	$197,069	3.51%	1.15%	to	2.20%	14.49%	to	15.42%
AZL Russell 1000 Growth Index Fund Class 1
2025	110	$43.09	to	$43.45	$4,818	0.20%	1.40%	to	1.49%	16.33%	to	16.43%
2024	124	$37.04	to	$37.32	$4,676	0.92%	1.40%	to	1.49%	30.88%	to	31.00%
2023	137	$28.30	to	$28.48	$3,928	1.44%	1.40%	to	1.49%	40.94%	to	41.07%
2022	154	$20.08	to	$20.19	$3,113	0.61%	1.40%	to	1.49%	(30.49)%	to	(30.43)%
2021	174	$28.89	to	$29.02	$5,082	0.70%	1.40%	to	1.49%	25.26%	to	25.37%
AZL Russell 1000 Growth Index Fund Class 2
2025	273	$52.96	to	$94.28	$18,333	0.02%	—%	to	3.55%	15.23%	to	17.38%
2024	316	$46.59	to	$80.32	$18,497	0.23%	—%	to	3.55%	27.80%	to	31.99%
2023	381	$36.45	to	$60.85	$17,366	0.36%	—%	to	3.55%	37.73%	to	42.20%
2022	498	$26.47	to	$42.80	$16,409	0.06%	—%	to	3.55%	(32.04)%	to	(29.84)%
2021	575	$38.95	to	$61.00	$27,769	0.25%	—%	to	3.55%	22.45%	to	26.43%
AZL Russell 1000 Value Index Fund Class 1
2025	690	$18.88	to	$21.38	$14,889	1.56%	1.40%	to	2.75%	12.28%	to	13.80%
2024	767	$16.81	to	$18.79	$14,536	2.82%	1.40%	to	2.75%	10.84%	to	12.36%
2023	833	$15.17	to	$16.72	$14,032	3.62%	1.40%	to	2.75%	8.67%	to	10.14%
2022	919	$13.96	to	$15.18	$14,049	2.11%	1.40%	to	2.75%	(10.37)%	to	(9.16)%
2021	1,009	$15.58	to	$16.71	$16,976	2.06%	1.40%	to	2.75%	21.17%	to	22.82%
AZL Russell 1000 Value Index Fund Class 2
2025	499	$24.61	to	$41.87	$15,038	1.64%	—%	to	3.55%	11.37%	to	14.70%
2024	582	$22.09	to	$36.50	$15,574	1.53%	—%	to	3.55%	9.90%	to	13.22%
2023	701	$20.10	to	$32.24	$16,914	1.98%	—%	to	3.55%	7.95%	to	11.17%
2022	826	$17.95	to	$29.00	$18,457	1.20%	—%	to	3.55%	(11.37)%	to	(8.50)%
2021	1,011	$20.25	to	$31.69	$25,384	1.42%	—%	to	3.55%	19.92%	to	23.82%
AZL S&P 500 Index Fund
2025	733	$32.22	to	$59.88	$29,164	0.98%	—%	to	3.55%	13.24%	to	16.92%
2024	862	$28.38	to	$51.22	$29,937	1.05%	—%	to	3.55%	20.00%	to	23.94%
2023	1,002	$23.59	to	$41.32	$28,593	1.18%	—%	to	3.55%	21.31%	to	25.24%
2022	1,301	$19.40	to	$33.00	$30,433	1.03%	—%	to	3.55%	(21.34)%	to	(18.79)%
2021	1,505	$24.60	to	$40.63	$44,338	0.99%	—%	to	3.55%	23.65%	to	27.67%
AZL Small Cap Stock Index Fund Class 1
2025	21	$17.31	to	$19.61	$392	1.40%	1.40%	to	2.75%	2.85%	to	4.24%
2024	24	$16.83	to	$18.81	$435	2.59%	1.40%	to	2.75%	5.34%	to	6.78%
2023	26	$15.98	to	$17.62	$443	1.95%	1.40%	to	2.75%	12.51%	to	14.04%
2022	39	$14.20	to	$15.45	$594	1.58%	1.40%	to	2.75%	(18.71)%	to	(17.61)%
2021	42	$17.47	to	$18.75	$767	1.16%	1.40%	to	2.75%	22.94%	to	24.62%
AZL Small Cap Stock Index Fund Class 2
2025	383	$22.21	to	$38.55	$10,317	1.28%	—%	to	3.55%	1.93%	to	5.09%

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2025

	At December 31					For the years or periods ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
2024	432	$21.77	to	$36.68	$11,241	1.26%	—%	to	3.55%	4.35%	to	7.61%
2023	503	$20.84	to	$34.09	$12,390	1.01%	—%	to	3.55%	11.35%	to	14.96%
2022	561	$18.67	to	$29.65	$12,251	0.77%	—%	to	3.55%	(19.55)%	to	(16.94)%
2021	613	$23.15	to	$35.70	$16,461	0.64%	—%	to	3.55%	21.65%	to	25.60%
AZL T. Rowe Price Capital Appreciation Fund
2025	426	$26.89	to	$54.88	$14,641	2.26%	0.35%	to	3.55%	7.61%	to	11.11%
2024	494	$24.93	to	$49.39	$15,540	2.22%	0.35%	to	3.55%	8.26%	to	11.81%
2023	571	$22.97	to	$44.17	$16,486	1.33%	0.35%	to	3.55%	14.35%	to	18.06%
2022	674	$20.04	to	$37.42	$17,021	0.65%	0.35%	to	3.55%	(15.15)%	to	(12.40)%
2021	840	$23.55	to	$42.71	$24,966	0.96%	0.35%	to	3.55%	14.00%	to	17.71%
ClearBridge Variable Growth Portfolio
2025	1	$38.88	to	$38.88	$39	—%	0.35%	to	0.35%	12.71%	to	12.71%
2024	1	$34.50	to	$34.50	$35	0.11%	0.35%	to	0.35%	12.03%	to	12.03%
2023	1	$30.79	to	$30.79	$27	0.07%	0.35%	to	0.35%	23.70%	to	23.70%
2022	1	$24.89	to	$24.89	$22	—%	0.35%	to	0.35%	(26.84)%	to	(26.84)%
2021	1	$34.03	to	$34.03	$37	0.18%	0.35%	to	0.35%	9.66%	to	9.66%
Columbia Variable Portfolio – Seligman Global Technology Fund
2025	1	$91.69	to	$91.69	$91	—%	1.49%	to	1.49%	32.74%	to	32.74%
2024	1	$69.08	to	$69.08	$69	—%	1.40%	to	1.49%	25.02%	to	25.02%
2023	1	$55.25	to	$55.25	$55	—%	1.49%	to	1.49%	43.14%	to	43.14%
2022	1	$38.60	to	$38.60	$38	—%	1.49%	to	1.49%	(32.73)%	to	(32.73)%
2021	1	$57.38	to	$57.38	$57	0.40%	1.49%	to	1.49%	36.97%	to	36.97%
Davis VA Financial Portfolio
2025	22	$32.85	to	$57.73	$1,018	1.53%	1.15%	to	3.55%	24.81%	to	26.76%
2024	30	$25.78	to	$45.34	$976	1.89%	1.15%	to	3.55%	25.13%	to	27.68%
2023	35	$20.46	to	$35.51	$899	2.14%	1.15%	to	3.55%	11.45%	to	13.69%
2022	37	$18.24	to	$31.23	$848	1.77%	1.15%	to	3.55%	(11.58)%	to	(9.80)%
2021	42	$20.50	to	$34.62	$1,048	1.39%	1.15%	to	3.55%	26.17%	to	28.72%
Fidelity VIP Emerging Markets Portfolio
2025	—	$—	to	$—	$—	—%	0.35%	to	0.35%	—%	to	—%
2024	—	$—	to	$—	$—	—%	0.35%	to	0.35%	—%	to	—%
2023	—	$—	to	$—	$—	—%	0.35%	to	0.35%	—%	to	—%
2022	—	$—	to	$—	$—	—%	0.35%	to	0.35%	—%	to	—%
2021	1	$16.80	to	$16.80	$21	1.80%	0.35%	to	0.35%	(2.75)%	to	(2.75)%
Fidelity VIP Mid Cap Portfolio
2025	—	$120.79	to	$120.79	$42	0.26%	0.35%	to	0.35%	11.10%	to	11.10%
2024	—	$108.73	to	$108.73	$37	0.36%	0.35%	to	0.35%	16.76%	to	16.76%
2023	—	$93.12	to	$93.12	$31	0.40%	0.35%	to	0.35%	14.40%	to	14.40%
2022	—	$81.40	to	$81.40	$27	0.19%	0.35%	to	0.35%	(15.26)%	to	(15.26)%
2021	1	$96.06	to	$96.06	$50	0.25%	0.35%	to	0.35%	24.87%	to	24.87%
Fidelity VIP Strategic Income Portfolio
2025	1	$26.63	to	$26.63	$19	3.66%	0.35%	to	0.35%	8.20%	to	8.20%
2024	1	$24.61	to	$24.61	$18	3.68%	0.35%	to	0.35%	5.41%	to	5.41%

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2025

	At December 31					For the years or periods ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
2023	3	$23.35	to	$23.35	$80	5.34%	0.35%	to	0.35%	8.80%	to	8.80%
2022	3	$21.46	to	$21.46	$56	2.45%	0.35%	to	0.35%	(11.83)%	to	(11.83)%
2021	5	$24.34	to	$24.34	$116	3.83%	0.35%	to	0.35%	3.17%	to	3.17%
Franklin Rising Dividends VIP Fund
2025	93	$95.03	to	$227.60	$13,123	0.94%	0.35%	to	2.75%	8.77%	to	9.76%
2024	114	$87.37	to	$204.28	$14,706	1.15%	0.35%	to	2.75%	7.76%	to	10.40%
2023	126	$81.08	to	$185.04	$14,933	1.05%	0.35%	to	2.75%	9.04%	to	11.68%
2022	143	$74.36	to	$165.69	$15,356	0.99%	0.35%	to	2.75%	(12.99)%	to	(10.88)%
2021	159	$85.46	to	$185.92	$19,533	0.98%	0.35%	to	2.75%	23.35%	to	26.35%
Franklin U.S. Government Securities VIP Fund
2025	410	$14.46	to	$41.71	$10,739	3.28%	—%	to	3.55%	3.23%	to	4.74%
2024	462	$14.01	to	$39.23	$11,552	3.11%	—%	to	3.55%	(1.95)%	to	1.01%
2023	571	$14.28	to	$38.84	$14,271	2.73%	—%	to	3.55%	1.08%	to	4.10%
2022	636	$14.13	to	$37.31	$15,455	2.41%	—%	to	3.55%	(12.67)%	to	(10.07)%
2021	745	$16.18	to	$41.48	$20,405	2.47%	—%	to	3.55%	(5.01)%	to	(2.17)%
Invesco V.I. American Value Fund
2025	—	$92.46	to	$92.46	$16	0.21%	0.35%	to	0.35%	20.33%	to	20.33%
2024	—	$76.83	to	$76.83	$18	0.81%	0.35%	to	0.35%	29.64%	to	29.64%
2023	—	$59.27	to	$59.27	$24	0.38%	0.35%	to	0.35%	14.89%	to	14.89%
2022	—	$51.59	to	$51.59	$22	0.37%	0.35%	to	0.35%	(3.20)%	to	(3.20)%
2021	1	$53.29	to	$53.29	$33	0.36%	0.35%	to	0.35%	27.18%	to	27.18%
Invesco V.I. Global Strategic Income Fund
2025	4	$19.76	to	$29.83	$93	5.71%	1.25%	to	2.75%	9.92%	to	11.31%
2024	4	$17.97	to	$26.80	$91	3.00%	1.25%	to	2.75%	0.34%	to	1.62%
2023	5	$17.91	to	$26.37	$99	—%	1.25%	to	2.75%	5.94%	to	7.28%
2022	5	$16.91	to	$24.58	$102	—%	1.25%	to	2.75%	(13.86)%	to	(12.77)%
2021	6	$19.63	to	$28.18	$126	4.61%	1.25%	to	2.75%	(6.03)%	to	(4.84)%
Invesco V.I. International Growth Fund
2025	—	$36.28	to	$36.28	$6	0.06%	0.35%	to	0.35%	15.13%	to	15.13%
2024	—	$31.51	to	$31.51	$5	0.36%	0.35%	to	0.35%	(2.16)%	to	(2.16)%
2023	—	$32.20	to	$32.20	$5	0.31%	0.35%	to	0.35%	20.22%	to	20.22%
2022	—	$26.79	to	$26.79	$4	—%	0.35%	to	0.35%	(27.42)%	to	(27.42)%
2021	1	$36.91	to	$36.91	$27	—%	0.35%	to	0.35%	9.74%	to	9.74%
LVIP JPMorgan Core Bond Fund
2025	71	$12.01	to	$14.04	$954	3.25%	0.35%	to	2.20%	4.82%	to	5.67%
2024	85	$11.46	to	$13.29	$1,094	3.79%	0.35%	to	2.20%	(0.77)%	to	0.04%
2023²	114	$11.57	to	$13.28	$1,457	1.25%	0.35%	to	2.20%	0.19%	to	0.72%
MFS International Intrinsic Value Portfolio
2025	—	$34.67	to	$34.67	$34	1.31%	0.35%	to	0.35%	32.50%	to	32.50%
2024	1	$26.16	to	$26.16	$33	1.11%	0.35%	to	0.35%	6.59%	to	6.59%
2023	1	$24.55	to	$24.55	$36	0.49%	0.35%	to	0.35%	16.96%	to	16.96%
2022	2	$20.99	to	$20.99	$33	0.56%	0.35%	to	0.35%	(24.02)%	to	(24.02)%
2021	1	$27.62	to	$27.62	$38	0.11%	0.35%	to	0.35%	9.89%	to	9.89%
MFS VIT Total Return Bond Portfolio

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2025

	At December 31					For the years or periods ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
2025	219	$15.59	to	$19.17	$4,061	4.25%	0.35%	to	2.20%	4.62%	to	5.47%
2024	248	$14.90	to	$18.17	$4,339	4.07%	0.35%	to	2.20%	0.09%	to	0.91%
2023	272	$14.92	to	$18.01	$4,732	3.00%	0.35%	to	2.20%	4.83%	to	5.65%
2022	316	$14.23	to	$17.04	$5,239	2.50%	0.35%	to	2.20%	(16.03)%	to	(15.37)%
2021	333	$16.95	to	$25.29	$6,528	2.52%	0.35%	to	2.20%	(3.20)%	to	(1.41)%
MFS VIT Utilities Portfolio
2025	—	$55.05	to	$55.05	$8	2.75%	0.35%	to	0.35%	14.36%	to	14.36%
2024	—	$48.14	to	$48.14	$7	2.11%	0.35%	to	0.35%	10.95%	to	10.95%
2023	—	$43.38	to	$43.38	$7	3.36%	0.35%	to	0.35%	(2.67)%	to	(2.67)%
2022	—	$44.58	to	$44.58	$7	2.23%	0.35%	to	0.35%	0.13%	to	0.13%
2021	—	$44.52	to	$44.52	$7	1.54%	0.35%	to	0.35%	13.43%	to	13.43%
Nomura VIP Growth Series
2025	—	$652.02	to	$652.02	$12	—%	0.35%	to	0.35%	8.03%	to	8.03%
2024	—	$603.54	to	$603.54	$11	—%	0.35%	to	0.35%	23.46%	to	23.46%
2023	—	$488.86	to	$488.86	$10	—%	0.35%	to	0.35%	37.44%	to	37.44%
2022	—	$—	to	$—	$—	—%	0.35%	to	0.35%	—%	to	—%
2021	—	$490.22	to	$490.22	$33	—%	0.35%	to	0.35%	29.57%	to	29.57%
Nomura VIP Mid Cap Growth Series
2025	—	$70.26	to	$70.26	$5	—%	0.35%	to	0.35%	0.82%	to	0.82%
2024	—	$69.69	to	$69.69	$8	—%	0.35%	to	0.35%	1.84%	to	1.84%
2023	—	$68.43	to	$68.43	$10	—%	0.35%	to	0.35%	19.20%	to	19.20%
2022	—	$57.41	to	$57.41	$8	—%	0.35%	to	0.35%	(31.03)%	to	(31.03)%
2021	—	$83.24	to	$83.24	$13	—%	0.35%	to	0.35%	15.95%	to	15.95%
Nomura VIP Natural Resources Series
2025	—	$19.00	to	$19.00	$6	—%	0.35%	to	0.35%	37.27%	to	37.27%
2024	1	$13.84	to	$13.84	$9	5.85%	0.35%	to	0.35%	(0.93)%	to	(0.93)%
2023	1	$13.97	to	$13.97	$13	2.53%	0.35%	to	0.35%	1.23%	to	1.23%
2022	1	$13.80	to	$13.80	$13	1.63%	0.35%	to	0.35%	17.36%	to	17.36%
2021	1	$11.76	to	$11.76	$12	1.60%	0.35%	to	0.35%	26.24%	to	26.24%
PIMCO VIT Balanced Allocation Portfolio
2025	1,101	$13.80	to	$16.61	$17,903	4.10%	—%	to	3.55%	13.06%	to	14.61%
2024	1,294	$11.75	to	$14.49	$18,352	4.40%	—%	to	3.55%	5.65%	to	7.43%
2023	1,495	$11.05	to	$13.49	$19,752	2.79%	—%	to	3.55%	11.59%	to	13.51%
2022	1,710	$9.91	to	$11.88	$19,943	0.97%	—%	to	3.55%	(18.68)%	to	(17.28)%
2021	1,843	$12.18	to	$14.37	$26,023	0.09%	—%	to	3.55%	2.61%	to	9.43%
PIMCO VIT CommodityRealReturn Strategy Portfolio
2025	151	$6.32	to	$13.21	$1,134	2.80%	—%	to	3.55%	14.82%	to	18.38%
2024	189	$5.50	to	$11.15	$1,244	2.19%	—%	to	3.55%	0.65%	to	3.79%
2023	194	$5.46	to	$10.75	$1,263	16.25%	—%	to	3.55%	(10.93)%	to	(8.17)%
2022	204	$6.12	to	$11.70	$1,473	21.48%	—%	to	3.55%	4.99%	to	8.24%
2021	257	$5.82	to	$10.81	$1,740	4.20%	—%	to	3.55%	28.88%	to	32.88%
PIMCO VIT Emerging Markets Bond Portfolio
2025	199	$15.31	to	$23.40	$4,245	6.95%	—%	to	3.55%	11.30%	to	13.61%
2024	240	$13.76	to	$20.60	$4,520	6.43%	—%	to	3.55%	4.03%	to	6.20%
2023	282	$13.22	to	$19.61	$5,030	5.70%	—%	to	3.55%	7.28%	to	9.77%

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2025

	At December 31					For the years or periods ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
2022	313	$12.30	to	$18.28	$5,111	4.83%	—%	to	3.55%	(18.66)%	to	(16.78)%
2021	328	$15.08	to	$22.47	$6,441	4.47%	—%	to	3.55%	(5.97)%	to	(3.78)%
PIMCO VIT Global Core Bond (Hedged) Portfolio
2025	660	$7.89	to	$10.60	$6,730	4.05%	—%	to	3.55%	3.18%	to	5.26%
2024	758	$7.65	to	$10.07	$7,347	3.71%	—%	to	3.55%	0.07%	to	2.12%
2023	904	$7.50	to	$9.86	$8,625	2.30%	—%	to	3.55%	4.22%	to	6.49%
2022	1,016	$7.20	to	$9.26	$9,135	1.60%	—%	to	3.55%	(14.62)%	to	(12.76)%
2021	1,147	$8.43	to	$10.62	$11,860	2.10%	—%	to	3.55%	(4.95)%	to	(1.01)%
PIMCO VIT High Yield Portfolio
2025	1,106	$17.46	to	$31.08	$31,172	6.29%	—%	to	3.55%	6.19%	to	7.63%
2024	1,267	$16.57	to	$27.81	$33,366	5.84%	—%	to	3.55%	3.30%	to	5.57%
2023	1,639	$16.04	to	$26.39	$41,046	5.68%	—%	to	3.55%	8.51%	to	10.86%
2022	2,108	$14.79	to	$31.40	$47,773	5.05%	—%	to	3.55%	(13.29)%	to	(10.61)%
2021	2,361	$17.05	to	$35.13	$60,731	4.44%	—%	to	3.55%	0.17%	to	3.27%
PIMCO VIT Long-Term U.S. Government Portfolio
2025	8	$18.67	to	$33.59	$205	3.28%	—%	to	2.75%	4.00%	to	6.32%
2024	9	$17.95	to	$31.59	$200	2.74%	—%	to	2.75%	(8.08)%	to	(6.02)%
2023	13	$19.53	to	$33.61	$310	2.37%	—%	to	2.75%	1.73%	to	3.99%
2022	11	$19.20	to	$32.33	$257	2.04%	—%	to	2.75%	(30.43)%	to	(28.89)%
2021	11	$27.59	to	$45.46	$374	1.59%	—%	to	2.75%	(6.85)%	to	(4.78)%
PIMCO VIT Low Duration Portfolio
2025	9	$20.83	to	$20.83	$190	3.94%	0.35%	to	0.35%	5.17%	to	5.17%
2024	9	$19.81	to	$19.81	$185	3.99%	0.35%	to	0.35%	4.13%	to	4.13%
2023	9	$19.02	to	$19.02	$169	3.60%	0.35%	to	0.35%	4.61%	to	4.61%
2022	9	$18.18	to	$18.18	$162	1.98%	0.35%	to	0.35%	(6.07)%	to	(6.07)%
2021	4	$19.36	to	$19.36	$84	0.52%	0.35%	to	0.35%	(1.27)%	to	(1.27)%
PIMCO VIT Real Return Portfolio
2025	924	$11.24	to	$32.77	$15,000	3.32%	—%	to	3.55%	4.37%	to	7.49%
2024	1,082	$10.77	to	$30.49	$16,541	2.63%	—%	to	3.55%	(1.21)%	to	1.78%
2023	1,255	$10.90	to	$29.96	$19,135	2.98%	—%	to	3.55%	0.31%	to	3.31%
2022	1,493	$10.87	to	$29.00	$22,254	6.98%	—%	to	3.55%	(14.76)%	to	(12.22)%
2021	1,600	$12.75	to	$33.03	$27,530	4.94%	—%	to	3.55%	2.18%	to	5.24%
PIMCO VIT StocksPLUS Global Portfolio
2025	309	$19.75	to	$28.52	$7,917	4.56%	0.35%	to	3.55%	20.10%	to	23.58%
2024	352	$16.45	to	$23.08	$7,337	5.11%	0.35%	to	3.55%	9.55%	to	12.11%
2023	417	$15.02	to	$20.58	$7,771	2.81%	0.35%	to	3.55%	18.74%	to	21.32%
2022	468	$12.64	to	$16.97	$7,236	1.18%	0.35%	to	3.55%	(21.49)%	to	(19.65)%
2021	516	$16.11	to	$21.12	$10,011	0.12%	0.35%	to	3.55%	15.34%	to	17.85%
PIMCO VIT Total Return Portfolio
2025	2,313	$12.58	to	$31.88	$47,907	4.11%	—%	to	3.55%	3.34%	to	21.10%
2024	2,829	$11.94	to	$28.53	$54,202	4.04%	—%	to	3.55%	(0.92)%	to	2.54%
2023	3,388	$12.04	to	$27.92	$64,621	3.56%	—%	to	3.55%	2.41%	to	5.94%
2022	3,974	$11.74	to	$26.45	$72,272	2.61%	—%	to	3.55%	(17.17)%	to	(14.31)%
2021	4,276	$14.16	to	$30.97	$92,360	1.82%	—%	to	3.55%	(4.57)%	to	(1.27)%
T. Rowe Price Blue Chip Growth Portfolio

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2025

	At December 31					For the years or periods ended December 31
	Units Outstanding ****	Unit Fair Value lowest to highest			Net Assets ****	Investment Income Ratio*	Expense Ratio lowest to highest**			Total Return lowest to highest***
2025	—	$—	to	$—	$—	—%	0.35%	to	0.35%	—%	to	—%
2024	—	$—	to	$—	$—	—%	0.35%	to	0.35%	—%	to	—%
2023	—	$—	to	$—	$—	—%	0.35%	to	0.35%	—%	to	—%
2022	—	$47.30	to	$47.30	$6	—%	0.35%	to	0.35%	(38.88)%	to	(38.88)%
2021	—	$—	to	$—	$—	—%	0.35%	to	0.35%	—%	to	—%
T. Rowe Price Equity Income Portfolio
2025	1	$52.88	to	$52.88	$60	1.41%	0.35%	to	0.35%	13.68%	to	13.68%
2024	1	$46.52	to	$46.52	$65	1.46%	0.35%	to	0.35%	10.99%	to	10.99%
2023	2	$41.91	to	$41.91	$104	1.90%	0.35%	to	0.35%	8.93%	to	8.93%
2022	3	$38.48	to	$38.48	$106	1.77%	0.35%	to	0.35%	(3.92)%	to	(3.92)%
2021	2	$40.05	to	$40.05	$65	1.39%	0.35%	to	0.35%	24.78%	to	24.78%
Templeton Global Bond VIP Fund
2025	719	$20.01	to	$43.52	$26,456	—%	—%	to	3.55%	11.46%	to	14.29%
2024	866	$17.80	to	$38.02	$28,087	—%	—%	to	3.55%	(14.27)%	to	(12.37)%
2023	1,000	$20.76	to	$57.33	$37,396	—%	—%	to	3.55%	(0.45)%	to	2.53%
2022	1,136	$20.84	to	$55.92	$41,861	—%	—%	to	3.55%	(8.03)%	to	(5.28)%
2021	1,314	$22.65	to	$59.04	$51,973	—%	—%	to	3.55%	(8.08)%	to	(5.32)%

2021¹	1 Period from June 18, 2021 (fund commencement) to December 31, 2021
2023²	2 Period from April 28, 2023 (fund commencement) to December 31, 2023

* These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying fund, net of management fees assessed by the fund manager, divided by the average daily net assets. These ratios exclude those expenses, such as mortality and expense risk and administrative charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
** These ratios represent the annualized contract expenses of the Variable Account, consisting primarily of mortality and expense risk and administrative charges, for each period indicated, based on the products available to the contractholders. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contractholder accounts through the redemption of units such as the contract maintenance charges and rider charges for the optional benefits, and expenses of the underlying funds are excluded. Mortality and expense risk and administrative charges for all funds in annuitized contracts are excluded from the expense ratio.
*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect contract expenses of the Variable Account for products held at the time by contractholders. The total return does not include any expenses assessed through the redemption of units. Inclusion of these expenses in the calculation would result in a reduction in the total return presented. Funds with a date notation, as shown above, indicate the effective date of that fund in the Variable Account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum values. Based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract returns are not within the ranges presented and are not annualized. Adjustments were made to contractholder units and unit values in May and June 2025 within certain funds, to streamline the administration, processing and service to contractholders. These adjustments resulted in no impact to account balances.
**** Units Outstanding excludes units for annuitized contracts. Total Net Assets includes the net assets of the annuitized contracts. Total net assets of annuitized contracts at December 31, 2025, 2024, 2023, 2022 and 2021, are $1,122, $828, $460, $492, and $660, respectively.

ALLIANZ LIFE OF NY VARIABLE ACCOUNT C
OF ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Financial Statements
December 31, 2025

The following open/available funds had no activity for the years or periods ended December 31, 2025, 2024, 2023, 2022 and, 2021, therefore, were not listed in the Financial Highlights:

BlackRock Equity Dividend V.I. Fund
Eaton Vance VT Floating-Rate Income Fund
Invesco V.I. Balanced-Risk Allocation Fund
Lazard Retirement International Equity Portfolio
Lazard Retirement U.S. Small-Mid Cap Equity Portfolio
Nomura VIP Asset Strategy Series
Nomura VIP Energy Series
Nomura VIP Science and Technology Series
T. Rowe Price Health Sciences Portfolio

(7) Subsequent Events

No material subsequent events have occurred since December 31, 2025 through April 6, 2026, the date at which the financial statements were issued, that would require adjustment to the financial statements.

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statutory Financial Statements
December 31, 2025 and 2024
(With Report of Independent Auditors Thereon)

Report of Independent Auditors

To the Board of Directors of Allianz Life Insurance Company of New York

Opinions

We have audited the accompanying statutory financial statements of Allianz Life Insurance Company of New York (the "Company"), which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2025 and 2024, and the related statutory statements of operations, of capital and surplus, and of cash flow for each of the three years in the period ended December 31, 2025, including the related notes (collectively referred to as the "financial statements").

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2025 and 2024, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2025, in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 2.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2025 and 2024, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2025.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors' Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Statutory Financial Statements as of December 31, 2025

1 of 44

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors' Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors' report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

•Exercise professional judgment and maintain professional skepticism throughout the audit.

•Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, no such opinion is expressed.

•Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/PricewaterhouseCoopers LLP

Minneapolis, Minnesota
April 6, 2026

Statutory Financial Statements as of December 31, 2025

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ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus
December 31, 2025 and 2024
(Dollars in thousands, except share data)

Admitted Assets	2025	2024
Cash and invested assets:
Bonds	$570,547	587,208
Cash and cash equivalents	34,317	33,195
Policy loans	188	159
Derivative assets	17	1
Other invested assets	276	—
Receivables for securities	1,134	667
Total cash and invested assets	606,479	621,230
Investment income due and accrued	5,057	5,063
Deferred tax asset, net	9,179	6,183
Current federal and foreign income tax recoverable	1,826	4,974
Admitted disallowed interest maintenance reserve	5,244	8,575
Other assets	519	447
Admitted assets, exclusive of separate account assets	628,304	646,472
Separate account assets	7,659,768	6,401,473
Total admitted assets	$8,288,072	7,047,945

Statutory Financial Statements as of December 31, 2025

3 of 44

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus
December 31, 2025 and 2024
(Dollars in thousands, except share data)

Liabilities and Capital and Surplus	2025	2024
Policyholder liabilities:
Life policies and annuity contracts	$418,082	375,063
Accident and health policies	82,490	90,433
Deposit-type contracts	6,022	5,769
Life policy and contract claims	23	24
Accident and health policy and contract claims	415	494
Other policyholder funds	3,565	4,008
Total policyholder liabilities	510,597	475,791
Interest maintenance reserve	(1,328)	(541)
General expenses due and accrued	1,345	1,178
Due from separate accounts	(168,910)	(119,332)
Payable to parent and affiliates	5,118	7,282
Asset valuation reserve	31,535	25,258
Other liabilities	1,447	1,020
Liabilities, exclusive of separate account liabilities	379,804	390,656
Separate account liabilities	7,659,768	6,401,473
Total liabilities	8,039,572	6,792,129
Capital and surplus:
Common stock, $10 par value. Authorized, issued, and outstanding 200,000 shares at December 31, 2025 and 2024	2,000	2,000
Additional paid-in capital	252,500	192,500
Special surplus funds - admitted disallowed interest maintenance reserve	5,244	8,575
Unassigned (deficit) surplus	(11,244)	52,741
Total capital and surplus	248,500	255,816
Total liabilities and capital and surplus	$8,288,072	7,047,945

See accompanying notes to statutory financial statements.

Statutory Financial Statements as of December 31, 2025

4 of 44

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statutory Statements of Operations
Years ended December 31, 2025, 2024, and 2023
(Dollars in thousands)

	2025	2024	2023
Income:
Premiums and annuity considerations	$1,239,799	1,103,640	970,465
Consideration for supplementary contracts	1,952	2,144	2,308
Net investment income	20,576	20,568	20,031
Commissions and expense allowances on reinsurance ceded	1,238	1,546	1,791
Fees from separate accounts	47,783	51,878	54,306
Total income	1,311,348	1,179,776	1,048,901
Benefits and other expenses:
Policyholder benefits	65,573	73,415	57,890
Surrenders	720,002	590,751	491,471
Change in aggregate reserves and deposit funds	35,708	(44,108)	(32,581)
Commissions and other agent compensation	75,584	69,944	62,988
General and administrative expenses	55,134	49,630	45,032
Net transfers to separate accounts	409,506	402,302	396,569
Total benefits and other expenses	1,361,507	1,141,934	1,021,369
(Loss) income from operations before income taxes and net realized capital (loss) gain	(50,159)	37,842	27,532
Income tax benefit	(1,830)	(7,495)	(1,665)
Net (loss) income from operations before net realized capital (loss) gain	(48,329)	45,337	29,197
Net realized capital (loss) gain, net of taxes and interest maintenance reserve	(11,919)	(37,073)	(41,157)
Net (loss) income	$(60,248)	8,264	(11,960)

See accompanying notes to statutory financial statements.

Statutory Financial Statements as of December 31, 2025

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ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statutory Statements of Capital and Surplus
Years ended December 31, 2025, 2024, and 2023
(Dollars in thousands)

	2025	2024	2023
Capital and surplus at beginning of year	$255,816	185,200	171,564
Correction of errors, net of tax (Note 3)	—	—	(2,198)
Adjusted balance at beginning of year	255,816	185,200	169,366
Net (loss) income	(60,248)	8,264	(11,960)
Change in unrealized capital (loss) gain	(3,982)	9,852	(7,720)
Change in net deferred income tax	12,035	(8,310)	880
Change in nonadmitted assets	(9,009)	5,978	(42)
Capital contribution from parent	60,000	60,000	30,000
Other changes in capital and surplus	(6,112)	(5,168)	(6,942)
Change in admitted disallowed IMR	—	—	11,618
Capital and surplus at end of year	$248,500	255,816	185,200

See accompanying notes to statutory financial statements.

Statutory Financial Statements as of December 31, 2025

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ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Statutory Statements of Cash Flow
Years ended December 31, 2025, 2024, and 2023
(Dollars in thousands)

	2025	2024	2023
Cash flows from operating activities:
Revenues:
Premiums and annuity considerations, net	$932,125	908,773	801,076
Net investment income	22,938	23,469	22,280
Other income	49,021	53,422	56,100
Total cash provided by operating activities	1,004,084	985,664	879,456
Benefits and expenses paid:
Benefit and loss-related payments	475,239	466,829	377,130
Commissions, expenses paid, and aggregate write-ins for deductions	130,554	120,973	106,560
Net transfers to separate accounts	459,085	455,733	399,816
Income tax (received) paid, net	(5,181)	(4,845)	3,590
Total cash used in operating activities	1,059,697	1,038,690	887,096
Net cash used in operating activities	(55,613)	(53,026)	(7,640)
Cash flows from investing activities:
Proceeds from investments sold, matured, or repaid:
Bonds	51,292	65,499	89,218
Miscellaneous proceeds	244	227	596
Total cash provided by investing activities	51,536	65,726	89,814
Cost of investments acquired:
Bonds	34,851	34,617	62,148
Derivatives	16,335	25,526	51,189
Miscellaneous applications	497	135	190
Total cash used in investing activities	51,683	60,278	113,527
Net cash (used in) provided by investing activities	(147)	5,448	(23,713)
Cash flows from financing and miscellaneous activities:
Capital contribution	60,000	60,000	30,000
Change in payable to parent and affiliates	(2,164)	230	1,876
Other	(954)	(10,469)	8,479
Net cash provided by financing and miscellaneous activities	56,882	49,761	40,355
Net change in cash and cash equivalents	1,122	2,183	9,002
Cash and cash equivalents:
Beginning of year	33,195	31,012	22,009
End of year	$34,317	33,195	31,011

Supplemental disclosure of cash flow information for non-cash transactions:
Bond exchanges - proceeds and cost (Investing)	$(499)	(983)	(5,309)

See accompanying notes to statutory financial statements.

Statutory Financial Statements as of December 31, 2025

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ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

(1)Organization and Nature of Operations
Allianz Life Insurance Company of New York (the Company) is a wholly-owned subsidiary of Allianz Life Insurance Company of North America (Allianz Life), which is a wholly-owned subsidiary of Allianz of America, Inc. (AZOA). AZOA is a wholly-owned subsidiary of Allianz Europe, B.V., which is a wholly-owned subsidiary of Allianz SE. Allianz SE is a European company registered in Munich, Germany, and is the Company's ultimate parent.
The Company is a life insurance company licensed to sell annuity, group and individual life, group and individual accident and health policies in six states and the District of Columbia. Based on statutory net premium written, the Company's business is predominately annuity. The annuity business consists of variable-indexed annuities and closed blocks of variable, fixed and fixed-indexed annuities. The life business includes term life policies and closed blocks of universal life policies. Accident and health business is primarily comprised of closed blocks of long-term care (LTC) insurance. The Company's primary distribution channel is through broker-dealers.
After evaluating the Company’s ability to continue as a going concern, management is not aware of any conditions or events which raise substantial doubt concerning the Company’s ability to continue as a going concern as of the date of filing these Statutory Financial Statements.
(2)    Summary of Significant Accounting Policies
(a)    Basis of Presentation
The Statutory Financial Statements have been prepared in accordance with accounting practices prescribed or permitted by the New York State Department of Financial Services (the Department). The Department recognizes statutory accounting practices prescribed or permitted by the state of New York for determining and reporting the financial condition and results of operations of an insurance company and its solvency under New York insurance law. The state of New York has adopted the National Association of Insurance Commissioners (NAIC) Accounting Practices and Procedures Manual as its prescribed basis of statutory accounting principles (SAP). The state of New York has also adopted certain prescribed accounting practices that differ from those found in NAIC SAP. The Company has no material statutory accounting practices that differ from those of the Department or NAIC SAP. These practices differ in some respects from accounting principles generally accepted in the United States of America (U.S. GAAP). The effects of these differences, while not quantified, are presumed to be material to the Statutory Financial Statements. The more significant of these differences are as follows:
(1)    Acquisition costs, such as commissions and other costs incurred in connection with acquiring new and renewal business, are charged to current operations as incurred. Under U.S. GAAP, acquisition costs that are directly related to the successful acquisition of insurance contracts are capitalized and charged to operations on a straight-line basis over the expected term of the related contracts.
(2)    Aggregate reserves for life policies and annuity contracts, excluding variable annuities, are based on statutory mortality and interest assumptions without consideration for lapses or withdrawals. Under U.S. GAAP, aggregate reserves consider lapses and withdrawals.
(3)    Ceded reinsurance recoverable are netted against their related reserves within Policyholder liabilities, Life policies and annuity contracts and Life policy and contract claims, on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. Under U.S. GAAP, these ceded reserves are presented on a gross basis as an asset.
(4)    Bonds are carried at values prescribed by the NAIC, generally amortized cost, except for those with an NAIC rating of 6, which are reported at the lower of amortized cost or fair value. Under U.S. GAAP, bonds classified as “available-for-sale” are carried at fair value, with unrealized gains and losses recorded in stockholder’s equity.
(5)    Changes in deferred income taxes are recorded directly to Unassigned surplus. Under U.S. GAAP, these items are generally recorded as an item of income tax benefit or expense in operations. Moreover, under NAIC SAP, a valuation allowance may be recorded against the deferred tax asset (DTA) and admittance
Statutory Financial Statements as of December 31, 2025

8 of 44

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

testing may result in an additional charge to capital and surplus for nonadmitted portions of DTAs. Under U.S. GAAP, a valuation allowance may be recorded against the DTA and reflected as an expense.
(6)    The Company is required to establish an asset valuation reserve (AVR) liability and an interest maintenance reserve (IMR) liability. The AVR provides for a standardized statutory investment valuation reserve for certain invested assets. Changes in this reserve are recorded as direct charges or credits to Unassigned surplus. The IMR is designed to defer net realized capital gains and losses, net of tax, resulting from changes in the level of prevailing market interest rates and amortize them into income within the Statutory Statements of Operations over the remaining life of the investment sold. The IMR represents the unamortized portion of applicable investment gains and losses as of the balance sheet date. There is no such concept under U.S. GAAP.
(7)    Certain assets designated as “nonadmitted assets” are not recognized and are charged directly to Unassigned surplus within the Statutory Statements of Capital and Surplus. These include, but are not limited to, furniture and fixtures, prepaid expenses, receivables outstanding greater than 90 days, negative IMR, and portions of DTAs. There is no such concept under U.S. GAAP.
(8)    A provision is made for amounts ceded to unauthorized reinsurers in excess of collateral in the form of a trust or letter of credit through a direct charge to Unassigned surplus within the Statutory Statements of Capital and Surplus. There is no such requirement under U.S. GAAP.
(9)    Revenues for universal life policies and annuity contracts, excluding deposit-type contracts, are recognized as revenue when received within the Statutory Statements of Operations. Under U.S. GAAP, policy and contract fees charged for the cost of insurance, policy administrative charges, amortization of policy initiation fees, and surrender contract charges are recorded as revenues when earned.
(10)    Benefits for universal life policies and annuity contracts within the Statutory Statements of Operations, excluding deposit-type contracts, consist of payments made to policyholders. Under U.S. GAAP, benefits represent interest credited, and claims and benefits incurred in excess of the policyholder’s contract balance.
(11)    Changes in the fair value of derivatives are recorded as direct adjustments to Unassigned surplus as a component of Change in unrealized capital gains (losses) within the Statutory Statements of Capital and Surplus. Under U.S. GAAP, changes in the fair value of derivatives are recorded in derivative income (loss) as part of operating income.
(12)    Commissions allowed by reinsurers on business ceded are reported as income when received within the Statutory Statements of Operations. Under U.S. GAAP, such commissions are deferred and amortized as a component of deferred acquisition costs to the extent recoverable.
(13)    The Statutory Financial Statements do not include a statement of comprehensive income as required under U.S. GAAP.
(14)    The Statutory Statements of Cash Flow do not classify cash flows consistent with U.S. GAAP and a reconciliation of net income to net cash provided from operating activities is not provided.
(15)    The calculation of reserves and transfers in the separate account statement requires the use of a Commissioners Annuity Reserve Valuation Method (CARVM) allowance on annuities for NAIC SAP. There is no such requirement under U.S. GAAP.
(16)    Sales inducements and premium bonuses are included in Life policies and annuity contracts in the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus, and are charged to current operations as incurred. Under U.S. GAAP, deferred sales inducements and premium bonuses are similarly reserved; however, the costs are capitalized as assets and charged to operations as future profits are recognized in a manner similar to acquisition costs.
Statutory Financial Statements as of December 31, 2025

9 of 44

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

(17)    Negative cash balances are presented as a negative asset within the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. These balances are presented as a liability under U.S. GAAP.
(18)    Embedded derivatives are not separated from the host contract and accounted for separately as a derivative instrument. Under U.S. GAAP, entities must separate the embedded derivative from the host contracts and separately account for those embedded derivatives at fair value.
(19)    For variable-indexed annuities, the Department requires the Company to maintain a separate asset portfolio to back related reserves. These assets and liabilities are required to be included as part of the Separate account assets and Separate account liabilities presented on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. Under U.S. GAAP, there is no such requirement.
(b)    Permitted and Prescribed Statutory Accounting Practices
The Company is required to file annual statements with insurance regulatory authorities, which are prepared on an accounting basis permitted or prescribed by such authorities. Prescribed statutory accounting practices include state laws, regulations, and general administrative rules, as well as a variety of publications of the NAIC. Permitted statutory accounting practices encompass all accounting practices that are not prescribed; such practices differ from state to state, may differ from company to company within a state, and may change in the future. The Company has no permitted or prescribed practices that differ from NAIC SAP that had an impact on net income or surplus as of December 31, 2025, 2024, and 2023.
(c)    Use of Estimates
The preparation of Statutory Financial Statements in conformity with NAIC SAP requires management to make certain estimates and assumptions that affect reported amounts of admitted assets and liabilities, including reporting or disclosure of contingent assets and liabilities as of December 31, 2025 and 2024, and the reported amounts of revenues and expenses during the reporting period. Future events, including changes in mortality, morbidity, interest rates, capital markets, and asset valuations could cause actual results to differ from the estimates used within the Statutory Financial Statements. Such changes in estimates are recorded in the period they are determined.
(d)    Premiums and Annuity Considerations
Life premiums are recognized as income over the premium paying period of the related policies. Nondeposit-type annuity considerations are recognized as revenue when received. Accident and health premiums are earned ratably over the terms of the related insurance and reinsurance contracts or policies.
(e)    Aggregate Reserves for Life Policies and Annuity Contracts
Reserves are principally calculated as the minimum reserves permitted by the state where the contract is issued for the year in which the contract is issued.
For the Company’s fixed annuity product lines, reserves are calculated using CARVM. The Company uses issue year for fixed-indexed and change in fund basis for deferred fixed-interest annuities for the calculation method, on a continuous basis, using the maximum allowable interest rate. Deferred fixed-indexed and fixed-interest annuities only have a single-tier structure, which may include bonuses.
For the Company’s variable and variable-indexed annuity product lines, reserves are calculated using NY Regulation 213, for guaranteed benefits with adequacy confirmed using stochastic scenario testing. Variable deferred annuities include a wide range of guaranteed minimum death benefits and living benefits (income, accumulation, and withdrawal).
Aggregate reserves for life insurance policies are principally calculated using the Commissioners Reserve Valuation Method (CRVM) or VM-20, Requirements for Principle-Based Reserves for Life Products, depending on the policy's issue date. Additional reserves are held for supplemental benefits and for contracts with secondary guarantees, consistent with prescribed regulations and actuarial guidelines.
Statutory Financial Statements as of December 31, 2025

10 of 44

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

The Company performs an annual asset adequacy analysis as required by regulation covering substantially all of its reserves. These tests are not only performed under the required interest rate scenarios, but also under additional stochastically generated interest and equity growth scenarios. Sensitivity tests, including policy lapse, annuitization, maintenance expenses, and investment return, are performed to evaluate potential insufficiencies in reserve adequacy. The results of these tests and analysis resulted in additional adequacy reserves recorded of $71,000 and $11,000 at December 31, 2025 and 2024, respectively. For the universal life business, the Department’s Regulation 147 – Valuation of Life Insurance Reserves stand-alone asset adequacy analysis was performed, which resulted in establishing additional reserves of $100 as of December 31, 2025 and 2024.
(f)    Aggregate Reserves for Accident and Health Policies
For accident and health business, reserves consist of active life reserves (mainly reserves for unearned premiums and reserves for contingent benefits on individual LTC business) and claim reserves (the present value of amounts not yet due). Claim reserves represent incurred but unpaid claims under group policies. For the Accident & Health products, the Department’s Regulation 56 – Minimum Reserves for Individual Accident and Health Insurance Policies standalone asset adequacy analysis was performed through a gross premium valuation. The testing under the “sound value” requirements resulted in recorded reserves of $26,726 and $36,504 as of December 31, 2025 and 2024, respectively. The anticipated investment income was utilized in the calculation of this liability.
(g)    Deposit-type Contracts
Deposit-type contracts represent liabilities to policyholders in a payout status, who have chosen a fixed payout option without life contingencies. The premiums and claims related to deposit-type contracts are not reflected in the Statutory Statements of Operations as they do not have insurance risk. The Company accounts for the contract as a deposit-type contract in the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.
(h)    Policy and Contract Claims
Policy and contract claims include the liability for claims reported but not yet paid, claims incurred but not yet reported (IBNR), and claim settlement expenses on the Company’s accident and health business. Actuarial reserve development methods are generally used in the determination of IBNR liabilities. In cases of limited experience or lack of credible claims data, loss ratios are used to determine an appropriate IBNR liability. Claim and IBNR liabilities of a short-term nature are not discounted, but those claim liabilities resulting from disability income or LTC benefits include interest and mortality discounting.
(i)    Reinsurance
The Company cedes business to other insurers. Reinsurance premium and benefits paid or provided are accounted for in a manner consistent with the basis used in accounting for original policies issued and the terms of the reinsurance contracts. Amounts recoverable from reinsurers represent account balances and unpaid claims covered under reinsurance contracts. Amounts paid or deemed to have been paid for claims covered by reinsurance contracts are recorded as a reinsurance recoverable and are included in Other assets on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.
(j)    Investments
Investment values are determined in accordance with methods prescribed by the NAIC.
Bonds
The Securities Valuation Office (SVO) of the NAIC evaluates the credit quality of the Company’s bond investments. Bonds rated at “1” (highest quality), “2” (high quality), “3” (medium quality), “4” (low quality), or “5” (lower quality) are reported at cost adjusted for the amortization of premiums, accretion of discounts, and any impairment. Bonds rated at “6” (lowest quality) are carried at the lower of amortized cost or fair value
Statutory Financial Statements as of December 31, 2025

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ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

with any adjustments to fair value recorded to Unassigned surplus within the Statutory Statements of Capital and Surplus.
In accordance with its investment policy, the Company invests primarily in high-grade marketable securities. Dividends are accrued on the date declared and interest is accrued as earned. Premiums or discounts on bonds are amortized using the constant-yield method.
Asset-backed securities and structured securities are amortized using anticipated prepayments, in addition to other less significant factors. Prepayment assumptions for asset-backed and structured securities are obtained from various external sources or internal estimates. The Company believes these assumptions are consistent with those a market participant would use. The Company recognizes income using the modified scientific method based on prepayment assumptions and the estimated economic life of the securities. For structured securities, except impaired bonds, when actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments retrospectively. Any resulting adjustment is included in Net investment income on the Statutory Statements of Operations. For impaired bonds, when adjustments are made for anticipated prepayments and other expected changes in future cash flows, the effective yield is recalculated using the prospective method as required by Statement of Statutory Accounting Principles (SSAP) No. 43 – Asset Backed and Structured Securities (SSAP No. 43).
Gross realized gains and losses are computed based on the average amortized cost of all lots held for a particular CUSIP.
The fair value of bonds is obtained from third-party pricing sources whenever possible. Management completes its own independent price verification (IPV) process, which ensures security pricing is obtained from a third-party source other than the sources used by the Company's internal and external investment managers. The IPV process supports the reasonableness of price overrides and challenges by the internal and external investment managers and reviews pricing for appropriateness. Results of the IPV process are reviewed by the Company’s Pricing Committee.
Allianz Life reviews its entire combined investment portfolio, including the investment portfolios of the Company and all other subsidiaries, in aggregate each quarter to determine if declines in fair value are other than temporary.
For bonds for which the fair value is less than amortized cost, the Company evaluates whether a credit loss exists by considering primarily the following factors: (a) the length of time and extent to which the fair value has been less than the amortized cost of the security; (b) changes in the financial condition, credit rating, and near-term prospects of the issuer; (c) whether the issuer is current on contractually obligated interest and principal payments; (d) changes in the financial condition of the security’s underlying collateral, if any; and (e) the payment structure of the security. For asset-backed securities, the Company must allocate other-than-temporary impairments (OTTI) between interest and noninterest-related declines in fair value. Interest-related impairments are considered other than temporary when the Company has the intent to sell the investment prior to recovery of the cost of the investment. The Company maintains a prohibited disposal list that restricts the ability of the investment managers to sell securities in a significant unrealized loss position and requires formal attestations from investment managers regarding their lack of intent to sell certain securities.
Impairments considered to be other-than-temporary are recorded as a reduction of the cost of the security, and a corresponding realized loss is recognized on the Statutory Statements of Operations in the period in which the impairment is determined. Recognition of the realized loss is subject to potential offset by AVR and IMR.
Cash and Cash Equivalents
Cash and cash equivalents may include cash on hand, demand deposits, money market funds, and highly liquid debt instruments purchased with an original maturity of three months or less. Due to the short-term nature of these investments, the carrying value is deemed to approximate fair value.

Statutory Financial Statements as of December 31, 2025

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ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

Policy Loans
Policy loans are supported by the underlying cash value of the policies. Policy loans are carried at unpaid principal balances plus accrued interest income on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The unpaid principal balances are not in excess of the cash surrender values of the related policies.
Receivables for Securities
Receivables and payables for securities are carried at fair value on the trade date and represent a timing difference on securities that are traded at the balance sheet date but not settled until subsequent to the balance sheet date. Receivables and payables for securities are included in Receivables for securities and Other liabilities, respectively, on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.
(k)    Derivatives
The Company utilizes derivatives within certain actively managed investment portfolios for hedging purposes.
Futures and Options Contracts
The Company provides benefits through certain annuity products which are linked to the fluctuation of various market indices, and certain variable annuity contracts that provide minimum guaranteed benefits. The Company has analyzed the characteristics of these benefits and has entered into over-the-counter (OTC) option contracts and exchange-traded futures contracts tied to an underlying index with similar characteristics with the objective to economically hedge these benefits. Management monitors in-force amounts as well as option and futures contract values to ensure satisfactory matching and to identify unsatisfactory mismatches. If actual persistency deviated, management would purchase or sell option and futures contracts as deemed appropriate or take other actions.
The OTC option contracts and exchange-traded option (ETO) contracts are reported at fair value in Derivative assets and Derivative liabilities on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The fair value of the OTC options is derived internally and deemed by management to be reasonable via performing an IPV process. The process of deriving internal derivative prices requires the Company to calibrate Monte Carlo scenarios to actual market information. The calibrated scenarios are applied to derivative cash flow models to calculate fair value prices for the derivatives. The fair value of the ETO contracts is based on quoted market prices. Incremental gains and losses from expiring options are included in Net realized capital gain (loss) on the Statutory Statements of Operations. The liability for the related policyholder benefits is reported in Life policies and annuity contracts on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. The unrealized gain or loss on open OTC option contracts is recognized as a direct adjustment to Unassigned surplus within the Statutory Statements of Capital and Surplus. Any unrealized gains or losses on open OTC option contracts are recognized as realized when the contracts mature (see Note 5 for further discussion).
Futures contracts do not require an initial cash outlay, and the Company has agreed to daily net settlement based on movements of the representative index. Therefore, no asset or liability is recorded as of the end of the reporting period. A derivative asset or liability and an offsetting variation margin payable or receivable is recorded in Derivative assets or Derivative liabilities in the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus for the outstanding unpaid variation margin representing market movements on the last trading day of the year.
Gains and losses are not considered realized until the termination or expiration of the futures contract. Unrealized gains and losses on futures contracts are reflected in the Statutory Statements of Capital and Surplus in Unassigned surplus, within Change in unrealized capital gains (loss). Realized gains and losses on futures contracts are included in the Statutory Statements of Operations, Net realized capital gain (loss), net of taxes and interest maintenance reserve.
Statutory Financial Statements as of December 31, 2025

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ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

(l)    Income Taxes
The Company files a consolidated federal income tax return with AZOA. The consolidated tax allocation agreement stipulates that each company participating in the return will bear its share of the tax liability pursuant to certain tax allocation elections under the Internal Revenue Code (IRC) and its related regulations and reimbursement will be in accordance with an intercompany tax reimbursement arrangement. The Company generally will be paid for the tax benefit of any of their tax attributes used by any member of the consolidated group.
The Company provides for federal income taxes based on amounts the Company believes it ultimately will owe. Inherent in the provision for federal income taxes are estimates regarding the deductibility of certain items and the realization of certain tax credits. In the event the ultimate deductibility of certain items or the realization of certain tax credits differs from estimates, the Company may be required to significantly change the provision for federal income taxes recorded in the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. Any such change could significantly affect the amounts reported in the Statutory Statements of Operations. Management uses best estimates to establish reserves based on current facts and circumstances regarding tax exposure items where the ultimate deductibility is open to interpretation. Quarterly, management evaluates the appropriateness of such reserves based on any new developments specific to their fact patterns. Information considered includes results of completed tax examinations, Technical Advice Memorandums, and other rulings issued by the Internal Revenue Service or the tax courts.
The Company utilizes the asset and liability method of accounting for income taxes. DTAs and deferred tax liabilities (DTLs), net of the nonadmitted portion are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Gross DTAs and DTLs are measured using enacted tax rates and are considered for admitted tax asset status according to the admissibility test as set forth by the state of New York. Changes in DTAs and DTLs, including changes attributable to changes in tax rates, are recognized as a component of Unassigned surplus on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.
(m)    Separate Accounts
Separate account assets and liabilities are primarily funds held for the exclusive benefit of variable and variable-indexed annuity contract holders. Separate account assets are reported at fair value in accordance with SSAP No. 56 – Separate Accounts (SSAP No. 56), with the exception of certain bonds, cash, cash equivalents, and investment income due and accrued. Certain assets that are allocated to the index options for the Allianz Index Advantage New York Variable Annuity (VIA), as listed above, are carried at amortized cost in accordance with the product filing requirements in the state of New York.
Amounts due from separate accounts primarily represent the difference between the assets held to back the VIA portfolio and the VIA liabilities. Amounts due also include differences between surrender value of the contracts and the Separate account liability as disclosed on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. This receivable represents the surrender fee that would be paid to the Company upon the surrender of the policy or contract by the policyholder or contract holder as of December 31. Amounts charged to the contract holders for mortality and contract maintenance, and other administrative services fees are included in income within Fees from separate accounts on the Statutory Statements of Operations. These fees have been earned and assessed against contract holders on a daily or monthly basis throughout the contract period and are recognized as revenue when assessed and earned. Net transfers to (from) separate accounts within the Statutory Statements of Operations primarily includes transfers for new premium and annuity considerations, benefit payments, surrender charge wear-off, realized and unrealized investment gains/losses, investment income, and other contractholder behavior.
Statutory Financial Statements as of December 31, 2025

14 of 44

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

(n)    Receivables
Receivable balances approximate estimated fair values. This is based on pertinent information available to management as of year-end, including the financial condition and creditworthiness of the parties underlying the receivables. Any balances outstanding more than 90 days are nonadmitted on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.
(o)    Reclassifications
Prior year balances have not been reclassified to conform to the current year presentation.
(3)    Accounting Changes and Corrections of Errors
Accounting Changes
Not applicable
Recently Issued Accounting Standards – Adopted in 2025
In August 2023 and throughout 2024, the NAIC adopted revisions to SSAP No. 2R, SSAP No. 21R, SSAP No. 26R, SSAP No. 43R, and updated references for various SSAPs as well as standalone adoptions relating to and effective at the same time as Ref #2019-21, including Ref #2023-17, Ref #2024-08, Ref #2024-09, Ref #2024-01, Ref #2024-26, Ref #2023-16, Ref #2024-28, and INT 24-01. The revised SSAPs as well as the updated references were adopted as part of SAPWG's Principles-Based Bond Definition (PBBD) project. This adoption fundamentally redefines a bond under Statutory accounting as either an Issuer Credit Obligation or an Asset-Backed Security. Debt securities that do not meet the definition of a bond under the PBBD are now within scope of and accounted for in accordance with SSAP 21. The revised standards are effective starting January 1, 2025. The Company has adopted these revisions as of January 1, 2025 resulting in the reclassification of its existing balance sheet. As a result of implementation, assets of $282 were reclassified from Bonds to Other invested assets on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. In accordance with the transition guidance associated with this project, there was no impact on net income or surplus upon implementation. In addition, the Company has modified disclosures in Note 5 to reflect more granular reporting classifications.
In August 2025, the NAIC adopted revisions to INT 23-01: Net Negative (Disallowed) Interest Maintenance Reserve. The revisions extend the automatic nullification date of the INT to January 1, 2027, add additional guidance relating to the calculation of a reporting entity's maximum admitted net negative (disallowed) IMR balance, require that entities capture any amount of net negative (disallowed) IMR within the PBR calculation or Asset Adequacy Testing and/or Cash Flow Testing pursuant to the NAIC Valuation Manual, and enhance existing data capture disclosure information relating to derivative gains and losses that flow through IMR. The revisions are effective as of August 11, 2025, and will now be automatically nullified on January 1, 2027. The Company has adopted these revisions into its existing IMR monitoring and reporting processes. There was no impact on net income or surplus during the year ended December 31, 2025, as a result of adopting the revisions to this INT.
Statutory Financial Statements as of December 31, 2025

15 of 44

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

Recently Issued Accounting Standards – Adopted in 2024
In December 2023, the NAIC adopted revisions to the Annual Statement Instructions through Ref #2023-15: IMR/AVR Specific Allocations. The revisions clarify the treatment of realized gains or losses in the context of allocating those gains and losses to either AVR or IMR. While the amendment reflects a SAP Clarification, the amendment addresses a new concept in basing the allocation of realized gains or losses on an "Acute Credit Event." The amendment was effective beginning January 1, 2024, and the Company adopted these revisions as of that date. There was no impact on net income or surplus during the year ended December 31, 2024, as a result of adopting the revisions.
In August 2024, the NAIC adopted revisions to SSAP No. 15 and SSAP No. 86, Debt and Holding Company Obligations and Derivatives, respectively, through Ref #2023-26. The revisions enhance existing disclosures related to unfunded commitments available to a reporting entity, as well as additional granularity related to a reporting entity's accounting policy for derivative cash flows. The revisions are effective August 13, 2024. The Company has adopted these revisions, resulting in additional disclosures detailing outstanding commitments in the Company's accounting policy for derivative cash flows in Note 5. There was no impact on net income or surplus during the year ended December 31, 2024, as a result of adopting the revisions.
Recently Issued Accounting Standards – Adopted in 2023
In March 2020, the NAIC adopted NS 2020-12, Reference Rate Reform, which provides optional guidance for a limited period of time to ease the potential burden on accounting for reference rate reform. The expedients outlined in the amendment are for modifications solely related to reference rate reform and optionally suspend assessments for re-measuring a contract. The Company adopted these amendments effective March 12, 2020. In August 2023, the NAIC adopted NS 2023-05, whereby the sunset date for relief afforded by NS 2020-12, was deferred until December 31, 2024. The Company has evaluated the impact of the new guidance and has identified financial assets which have terms related to reference rates that are expected to be discontinued. As of December 31, 2023, the Company has utilized the optional expedient to account for all modifications to financial assets occurring as a result of reference rate reform as a continuation of the existing financial asset. There was no impact on net income or surplus during the year ended December 31, 2023, as a result of adopting the revisions.
In August 2023, the NAIC adopted INT 23-01 Negative IMR. The temporary relief, which is optional for all companies required to maintain an AVR and IMR, allows for those entities to admit a limited amount of a net negative IMR balance as an admitted asset on a reporting entity's balance sheet. The revisions are effective as of August 13, 2023, and will be automatically nullified on January 1, 2026. The Company has adopted and implemented this INT for the purposes of December 31, 2023 reporting. Financial impacts associated with the implementation of this adoption are contained within Note 5(i), per the disclosure requirements associated with INT 23-01.
Recently Issued Accounting Standards – To Be Adopted
In February 2025, the NAIC adopted revisions to SSAP No. 56 - Book Value Separate Accounts. The revisions clarify measurement method guidance as well as prescribe guidance for how transfers to/from the general account and separate account should be recognized. The amendments are effective January 1, 2026. The company is currently working to assess the full impacts of this adoption.
In December 2025, the NAIC adopted revisions to SSAP No. 2, SSAP No. 21, SSAP No. 26, SSAP No. 43, and the Annual Statement Instructions relating to Debt Security & Residual Interest Disclosures. The revisions improve utilization of existing disclosures, clarify guidance, and incorporate consistent locations and frequency for debt security disclosures while also adding additional disclosures related to residuals. The amendments are effective December 31, 2026. The Company is still assessing the impacts associated with this adoption.
Statutory Financial Statements as of December 31, 2025

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ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

In December 2025, the NAIC adopted revisions to SSAP No. 2, SSAP No. 21, SSAP No. 26, SSAP No. 30, SSAP No. 32, SSAP No. 43, and the Annual Statement Instructions relating to Private Placement Securities. The revisions incorporate a new electronic reporting column to identify private placement securities in the investment schedules and incorporate an aggregate disclosure that details key investment information by type of security (public and private placement type). The amendments are effective December 31, 2026. The Company is still assessing the impacts associated with this adoption.
Corrections of Errors
The Company records corrections of errors in accordance with SSAP No. 3 – Accounting Changes and Correction of Errors (SSAP No. 3). SSAP No. 3 prescribes that the correction of errors in previously issued Statutory Financial Statements will be reported as an adjustment to capital and surplus in the period the error is detected. These errors are shown within Correction of errors, net of tax, on the Statutory Statements of Capital and Surplus.
During the years ended December 31, 2025 and 2024 there were no corrections of errors recorded on the Statutory Statements of Capital and Surplus.
During 2023, an error was identified related to the non-admittance of negative IMR that resulted from separate account assets. As of December 31, 2022, the Company had produced a negative IMR in both the general account and the separate account, and therefore, should have non-admitted all negative IMR. The negative IMR in the general account was appropriately being fully non-admitted, however, the impacts from the non-admitted IMR in the separate account were not being reflected appropriately in the general account. The error resulted in a $2,198 overstatement of Due from the separate accounts and a corresponding $2,198 overstatement of Total capital and surplus within the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus as of December 31, 2022. The Statutory Statements of Capital and Surplus was adjusted in 2023 to correct for the prior period impact.
(4)    Risk Disclosures
The following is a description of the significant risks facing the Company and how it attempts to mitigate those risks:
(a)    Credit Risk
Credit risk is the risk that issuers of fixed-income securities, borrowers of mortgages on commercial or residential real estate, or other parties with whom the Company has transactions, such as reinsurers and derivative counterparties, default on their contractual obligations, resulting in unexpected credit losses.
The Company mitigates this risk by adhering to investment policies and limits that provide portfolio diversification on an asset class, asset quality, creditor, and geographical basis, and by complying with investment limitations from applicable state insurance laws and regulations. The Company considers all relevant objective information available in estimating the cash flows related to structured securities. The Company actively monitors and manages exposures, and determines whether any securities are impaired. The aggregate credit risk is influenced by management’s risk/return preferences, the economic and credit environment, and the ability to manage this risk through liability portfolio management.
For derivative counterparties, the Company mitigates credit risk by tracking and limiting exposure to each counterparty through limits that are reported regularly and, once breached, restricts further trades; establishing relationships with counterparties rated BBB+ and higher; and monitoring the credit default swaps (CDS) of each counterparty as an early warning signal to cease trading when credit default swap spreads imply severe impairment in credit quality.
The Company executes Credit Support Annexes (CSA) with all active and new counterparties which further limits credit risk by requiring counterparties to post collateral to a segregated account to cover any counterparty exposure. Additionally most transactions are cleared through a clearinghouse thereby transferring counterparty risk from the bank to the clearinghouse that tends to have stronger credit. This often leads to increased collateralization and lower counterparty risk for the Company.
Statutory Financial Statements as of December 31, 2025

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ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

(b)    Credit Concentration Risk
Credit concentration risk is the risk of increased exposure to significant asset defaults (of a single security issuer); economic conditions (if business is concentrated in a certain industry sector or geographic area); or adverse regulatory or court decisions (if concentrated in a single jurisdiction) affecting credit.
The Company’s Finance Committee, responsible for asset/liability management (ALM) issues, recommends an investment policy to the Company’s Board of Directors (BOD) and approves the strategic asset allocation and accompanying investment mandates for an asset manager with respect to asset class. The investment policy and accompanying investment mandates specify asset allocation among major asset classes and the degree of asset manager flexibility for each asset class. The investment policy complies, at a minimum, with state statutes. Compliance with the policy is monitored by the Finance Committee who is responsible for implementing internal controls and procedures. Deviations from the policy are monitored and addressed. The Finance Committee and, subsequently, the BOD review the investment policy at least annually.
To further mitigate this risk, internal concentration limits based on credit rating and sector are established and are monitored regularly by Allianz Life on a consolidated basis. Any ultimate obligor group exceeding these limits is placed on a restricted list to prevent further purchases, and the excess exposure may be actively sold down to comply with concentration limit guidelines. Any exceptions require Chief Risk Officer approval and monitoring by the Risk Committee. Further, the Company performs a quarterly concentration risk calculation to ensure compliance with the State of New York basket clause.
(c)    Liquidity Risk
Liquidity risk is the risk that unexpected timing or amounts of cash needed will require liquidation of assets in a market that will result in a realized loss or an inability to sell certain classes of assets such that an insurer will be unable to meet its obligations and contractual guarantees. Liquidity risk also includes the risk that in the event of a company liquidity crisis, refinancing is only possible at higher interest rates. Liquidity risk can be affected by the maturity of liabilities, the presence of withdrawal penalties, the breadth of funding sources, and terms of funding sources. It can also be affected by counterparty collateral triggers as well as whether anticipated liquidity sources, such as credit agreements, are cancelable.
The Company manages liquidity within four specific domains: (1) monitoring product development, product management, business operations, and the investment portfolio; (2) setting ALM strategies; (3) managing the cash requirements stemming from the Company’s derivative dynamic economic hedging activities; and (4) establishing a liquidity facility with Allianz Life to provide additional liquidity. The Company has established liquidity risk limits, which are approved by the Company’s Risk Committee, and the Company monitors its liquidity risk regularly.
(d)    Interest Rate Risk
Interest rate risk is the risk that movements in interest rates or interest rate volatility will cause a decrease in the value of an insurer’s assets relative to the value of its liabilities and/or an unfavorable change in prepayment activity resulting in compressed interest margins.
The Company has an ALM strategy to align cash flows and duration of the investment portfolio with policyholder liability cash flows and duration. Allianz Life monitors the economic and accounting impacts of interest rate sensitivities on assets and liabilities on a consolidated basis regularly and on the Company's specific basis periodically.
(e)    Equity Market Risk
Equity market risk is the risk that movements in equity prices or equity volatility will cause a decrease in the value of an insurer’s assets relative to the value of its liabilities.
Variable annuity products guarantee minimum payments regardless of market movements. The Company has adopted an economic hedging program to manage the equity risk of these products.
Statutory Financial Statements as of December 31, 2025

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ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

Allianz Life monitors the impacts of equity sensitivities on assets and liabilities on a consolidated basis regularly and on the Company’s specific basis periodically.
Basis risk is the risk that variable annuity hedge asset values change unexpectedly relative to the value of the underlying separate account funds of the variable annuity contracts. Basis risk may arise from the Company’s inability to directly hedge the underlying investment options of the variable annuity contracts. The Company regularly reviews and synchronizes fund mappings, product design features, hedge design, and manages funds line-up.
(f)    Operational Risk
Operational risk is the risk of loss resulting from inadequate or failed internal processes and systems, from human misbehavior or error, or from external events. Operational risk is comprised of the following seven risk categories: (1) external fraud; (2) internal fraud; (3) employment practices and workplace safety; (4) clients/third-party, products and business practices; (5) damage to physical assets; (6) business disruption and system failure; and (7) execution, delivery, and process management. Operational risk is comprehensively managed through a combination of core qualitative and quantitative activities.
The Operational Risk Management framework includes the following key activities: (1) an Operational Risk Capital Model covering all material types of operational risks, under which the Company quantifies and regularly monitors operational risk; (2) a loss data capture policy to create transparency and gather information about losses that meet a designated threshold, requiring business owners to identify and resolve the root cause of operational loss events; and (3) a bottom-up risk assessment process for operational risk to proactively manage operational risk throughout the organization.
(g)    Regulatory Change Risk
Regulatory change risk is the risk that regulatory changes and imposed regulation may materially impact the Company's business model, sales levels, company financials and ability to effectively comply with regulations.
The Company actively monitors all regulatory changes and participates in national and international discussions relating to legal, regulatory, and accounting changes. The Company maintains active membership with various professional and industry trade organizations. A formal process exists to review, analyze, and implement new legislation as it is enacted.
(h)    Rating Agency Risk
Rating agency risk is the risk that rating agencies change their outlook or rating of the Company. The rating agencies generally utilize proprietary capital adequacy models in the process of establishing ratings for the Company. The Company is at risk of changes in these models and the impact that changes in the underlying business that it is engaged in can have on such models. To mitigate this risk, the Company maintains regular communications with the rating agencies and evaluates the impact of significant transactions on such capital adequacy models and considers the same in the design of transactions to minimize the adverse impact of this risk. Rating agency risk is also addressed in the TRA process and on an ad hoc basis as necessary.
(i)    Mortality/Longevity Risk
Mortality/longevity risk is the risk that mortality experience differs from assumptions used by the Company to reserve and price its products.
The Company mitigates mortality risk primarily through reinsurance, whereby the Company cedes a significant portion of its mortality risk to third parties. The Company also manages mortality risk through the underwriting process. Both mortality and longevity risks are managed through the review of life expectancy assumptions and experience in conjunction with active product management.
(j)    Lapse Risk
Lapse risk is the risk that actual lapse experience evolves differently than the assumptions used for pricing and valuation exercises leading to a significant loss in Company value and/or income.
Statutory Financial Statements as of December 31, 2025

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ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

The Company mitigates this risk by performing sensitivity analysis at the time of pricing to affect product design, adding Market Value Adjustments, bonus recaptures, and surrender charges when appropriate, regular ALM analysis, and exercising management levers at issue, as well as post-issue as experience evolves. Policyholder experience is monitored regularly. The Company manages lapse risk by reviewing assumptions at least annually.
(k)    Cyber Security Risk
Cyber security risk is the risk of losses due to external and/or internal attacks impacting the confidentiality, integrity, and/or availability of key systems, data, and processes reliant on digital technology. The Company has implemented preventative, detective, response, and recovery measures including firewalls, intrusion detection and prevention, advanced malware detection, spyware and anti-virus software, email protection, network and laptop encryption, web content filtering, web application firewalls, and regular scanning of all servers and network devices to identify vulnerabilities. Controls are implemented to prevent and review unauthorized access.
(l)    Reinsurance Risk
Reinsurance risk is the risk that reinsurance companies default on their obligation where the Company has ceded a portion of its insurance risk. The Company uses reinsurance to limit its risk exposure to certain business lines and to enable better capital management.
Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company.
The Company mitigates this risk by requiring certain counterparties to post collateral to cover the exposure and to meet thresholds related to the counterparty’s credit rating, exposure, or other factors. For counterparties that are not initially required to post collateral, if the thresholds are not met by those counterparties, they are required to establish a trust or letter of credit backed by assets meeting certain quality criteria. All arrangements are regularly monitored to determine whether trusts or letters of credit are sufficient to support the ceded liabilities and that their terms are being met. In addition, the Company reviews the financial standings and ratings of its reinsurance counterparties and monitors concentrations of credit risk to minimize its exposure to significant losses from reinsurer insolvencies regularly.
(5)    Investments
(a)    Bonds and Other Assets Receiving Bond Treatment
At December 31, the amortized cost, gross unrealized gains, gross unrealized losses, and fair values of investments are shown below:
Statutory Financial Statements as of December 31, 2025

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ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

	2025
	Amortized cost	Gross unrealized gains	Gross unrealized losses	Fair value
Bonds:
Issuer Credit Obligations:
U.S. Government Obligations (Exempt from RBC)	$140,640	213	3,635	137,219
Non-U.S. Sovereign Jurisdiction Securities	1,996	—	15	1,980
Municipal Bonds - Special Revenue	8,415	41	590	7,865
Corporate securities	335,317	5,439	19,859	320,897
Single Entity Backed Obligations	2,495	11	241	2,265
Total Issuer Credit Obligations:	$488,863	5,704	24,340	470,226
Asset-Backed Securities:
Agency Residential Mortgage-Backed Securities – Not/Partially Guaranteed (Not Exempt from RBC)	25,948	12	4,036	21,924
Non-Agency Commercial Mortgage-Backed Securities	48,421	175	1,144	47,452
Non-Financial Asset-Backed Securities (Full Analysis)	2,800	—	302	2,498
Other Non-Financial Asset-Backed Securities (Full Analysis)	4,515	72	7	4,580
Total Asset-Backed Securities:	81,684	259	5,489	76,454
Total	$570,547	5,963	29,829	546,680

	2024
	Amortized cost	Gross unrealized gains	Gross unrealized losses	Fair value
Bonds:
U.S. government	$142,012	—	7,376	134,636
States and political subdivisions	8,522	31	758	7,795
Corporate securities	357,671	3,072	30,132	330,611
Mortgage-backed securities	79,003	3	7,756	71,250
Total	$587,208	3,106	46,022	544,292
At December 31, 2025 and 2024, the Company did not have NAIC-6 rated bonds.
At December 31, 2025 and 2024, the Company did not have any hybrid securities.
As of December 31, 2025 and 2024, investments with an amortized cost of $1,688 and $1,675, respectively were held on deposit as required by statutory regulations.
The amortized cost and fair value of bonds and other assets receiving bond treatment reported in the statutory Annual Statement Schedule D Part 1A at December 31, 2025, by contractual maturity, are shown below:

	Amortized cost	Fair value
Due in 1 year or less	$85,723	85,384
Due after 1 year through 5 years	107,618	103,588
Due after 5 years through 10 years	173,280	166,481
Due after 10 years through 20 years	65,277	63,032
Due after 20 years	64,280	58,819
Asset-backed and other structured securities	74,369	69,376
Total bonds and other assets receiving bond treatment	$570,547	546,680
Expected maturities will differ from contractual maturities, because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.
Statutory Financial Statements as of December 31, 2025

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ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

Proceeds from sales of bonds includes sales, maturities, paydowns, and other redemptions of bonds and other assets receiving bond treatment. Proceeds from sales of bonds for the years ended December 31 are shown below:

	2025	2024	2023
Proceeds from sales	$51,292	65,499	89,218
Gross gains	203	49	181
Gross losses	471	863	1,837
For the years ended December 31, 2025 and 2024, there were 6 and 4 CUSIPs sold, disposed, or otherwise redeemed as a result of a callable feature, respectively. The aggregate amount of investment income generated as a result of these transactions was $229 and $(601) for 2025 and 2024, respectively.
The Company’s bond portfolio includes mortgage-backed securities. Due to the high quality of these investments and the lack of subprime loans within the securities, the Company does not have a material exposure to subprime mortgages.
(b)    Unrealized Investment Losses
To determine whether or not declines in fair value are other than temporary, Allianz Life performs a quarterly review of its entire combined investment portfolio, including the Company as their subsidiary, using quoted market prices by third-party sources. For further discussion, see Notes 2 and 6.
Unrealized losses and the related fair value of investments held by the Company for the years ended December 31 are shown below:

	2025
	12 months or less		Greater than 12 months		Total
	Fair value	Unrealized losses	Fair value	Unrealized losses	Fair value	Unrealized losses
Bonds:
Issuer Credit Obligations
U.S. Government Obligations (Exempt from RBC)	$7,449	283	123,694	3,352	131,143	3,635
Non-U.S. Sovereign Jurisdiction Securities	—	—	1,980	15	1,980	15
Municipal Bonds - Special Revenue	1,929	16	3,725	574	5,654	590
Corporate securities	12,525	136	196,108	19,723	208,633	19,859
Single Entity Backed Obligations	—	—	1,754	241	1,754	241
Total Issuer Credit Obligations	21,903	435	327,261	23,905	349,164	24,340
Asset-Backed Securities
Agency Residential Mortgage-Backed Securities – Not/Partially Guaranteed (Not Exempt from RBC)	—	—	21,113	4,036	21,113	4,036
Agency Commercial Mortgage-Backed Securities – Not/Partially Guaranteed (Not Exempt from RBC)	5,155	19	32,598	1,125	37,753	1,144
Non-Financial Asset-Backed Securities (Full Analysis)	—	—	2,498	302	2,498	302
Other Non-Financial Asset-Backed Securities (Full Analysis)	—	—	193	7	193	7
Total Asset-Backed Securities	5,155	19	56,402	5,470	61,557	5,489
Total temporarily impaired securities	$27,058	$454	$383,663	$29,375	$410,721	$29,829
Statutory Financial Statements as of December 31, 2025

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ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

	2024
	12 months or less		Greater than 12 months		Total
	Fair value	Unrealized losses	Fair value	Unrealized losses	Fair value	Unrealized losses
Bonds:
U.S. government	$22,808	808	111,828	6,567	134,636	7,375
States and political subdivisions	1,857	83	5,146	675	7,003	758
Corporate securities	70,518	3,144	186,581	26,989	257,099	30,133
Mortgage-backed securities	2,373	28	67,116	7,728	69,489	7,756
Total temporarily impaired securities	$97,556	4,063	370,671	41,959	468,227	46,022

As of December 31, 2025 and 2024, the number of bonds that were in an unrealized loss position was 185 and 229, respectively.
As of December 31, 2025 and 2024, of the total amount of unrealized losses, $29,811, or 99.9%, and $45,457, or 98.8%, respectively, are related to unrealized losses on investment grade securities. Investment grade is defined as a security having an NAIC SVO credit rating of 1 or 2. Unrealized losses on securities are principally related to changes in interest rates or changes in sector spreads from the date of purchase. As contractual payments continue to be met, management continues to expect all contractual cash flows to be received and does not consider these investments to be other-than-temporarily impaired.
(c)    Realized Investment Gains (Losses)
Net realized capital gains (losses) for the years ended December 31 are shown below:

	2025	2024	2023
Bonds	$(268)	(814)	(1,912)
Derivatives	(12,303)	(37,147)	(41,041)
Other	317	43	5
Total realized capital (losses) gains	(12,254)	(37,918)	(42,948)
Income tax benefit (expense) on net realized gains (losses)	203	168	450
Total realized capital (losses) gains, net of taxes	(12,051)	(37,750)	(42,498)
Net (losses) gains transferred to IMR, net of taxes	(132)	(677)	(1,341)
Net realized (losses) gains, net of taxes and IMR	$(11,919)	(37,073)	(41,157)
(d)    Net Investment Income
Major categories of net investment income for the years ended December 31 are shown below:

	2025	2024	2023
Interest:
Bonds	$21,005	20,095	21,130
Policy loans	8	12	11
Cash, cash equivalents, and short-term investments	4,521	5,453	3,085
Other	204	256	96
Gross investment income	25,738	25,816	24,322
Investment expenses	(2,487)	(2,069)	(1,532)
Net investment income before amortization of IMR	23,251	23,747	22,790
Amortization of IMR	(2,675)	(3,179)	(2,759)
Net investment income	$20,576	20,568	20,031

Statutory Financial Statements as of December 31, 2025

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ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

Interest income due and accrued for the years ended December 31 was as follows:

	2025	2024
Gross	$5,057	5,063
Nonadmitted	—	—
Admitted	$5,057	5,063
The Company had no aggregate deferred interest as of December 31, 2025 and 2024.
The Company had no cumulative amounts of paid-in-kind interest included in the current principal balance as of December 31, 2025 and 2024.
(e)    Asset-Backed Securities
SSAP No. 43 requires the bifurcation of impairment losses on asset-backed or structured securities into interest and noninterest-related portions. The noninterest portion is the difference between the present value of cash flows expected to be collected from the security and the amortized cost basis of the security. The interest portion is the difference between the present value of cash flows expected to be collected from the security and its fair value at the balance sheet date.
The Company had no asset-backed securities with a recognized OTTI for the years ended December 31, 2025 and 2024.
(f)    Derivatives and Hedging Instruments
The Company does not have derivative contracts with financing premium. Derivatives held by the Company do not qualify for hedge accounting treatment.
Within the Statutory Statements of Cash Flow, net realized and unrealized gains on derivative instruments are reported in the Derivatives line of the Proceeds from investments sold, matured, or repaid section. Net realized and unrealized losses on derivative instruments are reported in the Derivatives line of the Cost of investments acquired section.
Futures and Options Contracts
OTC options are cleared through the Options Clearing Corporation, which operates under the jurisdiction of both the Securities and Exchange Commission (SEC) and the Commodities Futures Trading Commission. The fair values of the collateral posted for futures and OTC options are discussed in the derivative collateral management section below.
The following table presents a summary of the aggregate notional amounts and fair values of the Company’s derivative instruments reported on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus as of December 31:

	2025			2024
		Gross Fair Value			Gross Fair Value
	Notional (1)	Assets	Liabilities	Notional (1)	Assets	Liabilities
OTC options	$49,900	17	—	40,100	1	—
Futures	297,672	—	—	253,315	—	—
Total derivative instruments		$17	—		1	—

(1) Notional amounts are presented on an absolute basis.
Statutory Financial Statements as of December 31, 2025

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ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

Derivative Collateral Management
The Company manages derivative collateral for the general account and separate account combined. Additionally, said derivative collateral is managed separately between exchange-traded and OTC derivatives. The total collateral posted for exchange-traded derivatives at December 31, 2025 and 2024, had a fair value of $28,193 and $23,078, respectively, and is included in Bonds on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus and recorded at amortized cost. The Company retains ownership of the exchange-traded collateral, but the collateral resides in an account designated by the exchange. The collateral is subject to specific exchange rules regarding rehypothecation.
(g)    Offsetting Assets and Liabilities
The Company elects to disclose derivative assets and liabilities eligible for offset under SSAP No. 64 – Offsetting and Netting of Assets and Liabilities on a gross basis on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus in accordance with the provisions set forth in SSAP No. 86. This treatment is consistent with the Company’s historical reporting presentation.
(h)    Restricted Assets
As of December 31, 2025, the Company had the following restricted assets, including assets pledged to others as collateral, recorded at book value:

	Gross (Admitted and Nonadmitted) Restricted						Percentage
	Total general account	Total separate account	Total current year	Total prior year	Increase (decrease)	Total current year nonadmitted restricted	Total current year admitted restricted	Gross restricted to total assets
On deposit with states	$1,688	—	1,688	1,675	13	1,688	—%	—%
Derivatives Collateral	29,750	—	29,750	25,798	3,952	29,750	0.4	0.4
Total restricted assets	31,438	—	31,438	27,473	3,965	31,438	0.4%	0.4%
(i)    Negative IMR
Fixed income investments generating IMR losses comply with the the Company’s documented investment and liability management policies. IMR losses for fixed-income-related derivatives are all in accordance with prudent and documented risk management procedures, in accordance with the Company’s derivative use plans and reflect symmetry with historical treatment in which unrealized derivative gains were reversed to IMR and amortized in lieu of being recognized as realized gains upon derivative termination. Asset sales that generated admitted negative IMR were not compelled by liquidity pressures.
The Company had the following net negative IMR and admitted negative IMR balances as of December 31:

	2025
	General Account	Insulated Separate Account	Non-Insulated Separate Account
Net Negative IMR	$5,244	—	—
Admitted Negative IMR	5,244	—	—
Calculated Adjusted Capital and Surplus	226,479
Percentage of Admitted Negative IMR to Adjusted Capital	2.3%	—%	—%
Statutory Financial Statements as of December 31, 2025

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ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

	2024
	General Account	Insulated Separate Account	Non-Insulated Separate Account
Net Negative IMR	$(8,575)	—	—
Admitted Negative IMR	8,575	—	—
Calculated Adjusted Capital and Surplus	171,637
Percentage of Admitted Negative IMR to Adjusted Capital	5.0%	—%	—%
The Company had the following unamortized balances in IMR from the allocation of gains/losses from derivatives that were reported at fair value prior to the termination of the derivative as of December 31:

	2025
	General Account	Insulated Separate Account	Non-Insulated Separate Account
Unamortized gains	$33,376	—	—
Unamortized losses	(42,827)	—	—

	2024
	General Account	Insulated Separate Account	Non-Insulated Separate Account
Unamortized gains	$35,907	—	—
Unamortized losses	(47,681)	—	—

(6)    Fair Value Measurements
SSAP No. 100 – Fair Value establishes a fair value hierarchy that prioritizes the inputs used in the valuation techniques to measure fair value.
Level 1 –     Unadjusted quoted prices for identical assets or liabilities in active markets that the Company has the ability to access at the measurement date.
Level 2 –     Valuations derived from techniques that utilize observable inputs, other than quoted prices included in Level 1, which are observable for the asset or liability either directly or indirectly, such as:
(a)    Quoted prices for similar assets or liabilities in active markets.
(b)    Quoted prices for identical or similar assets or liabilities in markets that are not active.
(c)    Inputs other than quoted prices that are observable.
(d)    Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
Level 3 –     Valuations derived from techniques in which the significant inputs are unobservable. Level 3 fair values reflect the Company’s own assumptions about the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk).
The Company has analyzed the valuation techniques and related inputs, evaluated its assets and liabilities reported at fair value, and determined an appropriate fair value hierarchy level based upon trading activity and the observability of market inputs. Based on the results of this evaluation and investment class analysis, each financial asset and liability was classified into Level 1, 2, or 3.
Statutory Financial Statements as of December 31, 2025

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ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

The following presents the assets and liabilities measured at fair value on a recurring basis and their corresponding level in the fair value hierarchy at December 31:

	2025
	Level 1	Level 2 (a)	Level 3	Total
Assets at fair value
Derivative assets	$—	17	—	17
Separate account assets	1,829,956	914,732	—	2,744,688
Total assets reported at fair value	1,829,956	914,749	—	2,744,705
Liabilities at fair value
Separate account derivative liabilities	—	322,419	—	322,419
Total liabilities reported at fair value	$—	322,419	—	322,419

(a) The Company does not have any assets or liabilities measured at net asset value (NAV) that are included in Level 2 within this table.

	2024
	Level 1	Level 2 (a)	Level 3	Total
Assets at fair value
Derivative assets	$—	1	—	1
Separate account assets	1,914,644	575,327	—	2,489,971
Total assets reported at fair value	1,914,644	575,328	—	2,489,972
Liabilities at fair value
Separate account derivative liabilities	—	201,569	—	201,569
Total liabilities reported at fair value	$—	201,569	—	201,569

(a) The Company does not have any assets or liabilities measured at NAV that are included in Level 2 within this table.
The following is a discussion of the methodologies used to determine fair values for the assets and liabilities listed in the above table. These fair values represent an exit price (i.e., what a buyer in the marketplace would pay for an asset in a current sale or charge to transfer a liability). The Company has not made changes to valuation techniques in 2025.
(a)    Valuation of Derivatives
The fair value of OTC option assets and liabilities are derived internally, by calculating their expected discounted cash flows, using a set of calibrated, risk-neutral stochastic scenarios, including a market data monitor, a market data model generator, a stochastic scenario calibrator, and the actual asset pricing calculator, because active markets do not exist. Options that are internally priced and IRS, foreign currency swaps, TBA securities, and CDS are included in Level 2, because they use market observable inputs. The fair values of exchange-traded options and futures contracts are based on quoted market prices in active markets and are included in Level 1.
Certain derivatives are priced using external third-party vendors. The Company has controls in place to monitor the valuations of these derivatives. These prices are also internally recalculated and reviewed for reasonableness at the position level on a monthly basis. The Company does not have insight into the specific inputs used by third-party vendors; however, the key unobservable input would generally include the spread.
Statutory Financial Statements as of December 31, 2025

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ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

(b)    Valuation of Separate Account Assets and Separate Account Derivative Liabilities
Separate account assets and Separate account derivative liabilities, with the exception of certain bonds, cash, cash equivalents and investment income due and accrued, are carried at fair value, which is based on the fair value of the underlying assets which are described throughout this note. Funds in the separate accounts are primarily invested in variable investment option funds with the following investment types: bond, domestic equity, international equity, or specialty. Variable investment option funds are included in Level 1 because their fair value is based on quoted prices in active, observable markets. The remaining investments are categorized similar to the investments held by the Company in the general account (e.g., if the separate account invested in bonds, short-term investments and derivatives, that portion could be classified within Level 2 or Level 3). Certain bonds, cash and cash equivalents, along with related accrued investment income and receivables, carried at amortized cost within the separate account have an amortized cost of $4,915,080 and $3,911,502 as of December 31, 2025 and 2024, respectively, and a fair value of $4,810,604 and $3,660,541 as of December 31, 2025 and 2024, respectively. Separate account assets carried at amortized cost are included in the table in section 6(f) below.
(c)    Level 3 Rollforward
The Company did not have any Level 3 assets or liabilities during the year ended December 31, 2025 or December 31, 2024.
(d)    Transfers
The Company reviews its fair value hierarchy classifications quarterly. Transfers between levels occur when there are changes in the observability of inputs and market activity.
For the years ended December 31, 2025 and 2024, the Company did not have any transfers into or out of Level 3.
(e)    Estimates
The Company has been able to estimate the fair value of all financial assets and liabilities.
Statutory Financial Statements as of December 31, 2025

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ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

(f)    Aggregate Fair Value of Financial Instruments
The following tables present the carrying amounts and fair values of all financial instruments at December 31 (b):

	2025
			Fair Value
	Aggregate Fair Value	Admitted Assets/ Carrying Value	Level 1	Level 2	Level 3
Financial Assets
Bonds
Issuer credit obligations	$470,226	488,863	137,219	333,008	—
Asset-backed securities	76,454	81,684	—	76,454	—
Total Bonds	546,680	570,547	137,219	409,462	—
Common stocks, unaffiliated	—	—	—	—	—
Cash equivalents	23,471	23,471	23,471	—	—
Derivative assets	17	17	—	17	—
Other Invested Assets	294	277	—	294	—
Separate account assets	7,555,291	7,659,768	1,905,019	5,554,474	95,798
Financial Liabilities
Deposit-type contracts	$6,315	6,022	—	—	6,315
Other investment contracts	354,003	388,845	—	—	354,003
Separate account liabilities	7,555,291	7,659,768	1,905,019	5,554,474	95,798

(b) The Company does not have any assets or liabilities measured at NAV that are included in Level 2 in this table. In addition, the Company has no assets or liabilities for which it is not practicable to measure at fair value.

	2024
			Fair Value
	Aggregate Fair Value	Admitted Assets/ Carrying Value	Level 1	Level 2	Level 3
Financial Assets
Bonds	$544,292	587,208	134,636	406,851	2,805
Cash equivalents	31,149	31,149	31,149	—	—
Derivative assets	1	1	—	1	—
Separate account assets	6,150,512	6,401,473	1,990,725	4,159,787	—
Financial Liabilities
Deposit-type contracts	$5,924	5,769	—	—	5,924
Other investment contracts	197,990	346,885	—	—	197,990
Separate account liabilities	6,150,512	6,401,473	1,990,725	4,159,787	—

(b) The Company does not have any assets or liabilities measured at NAV that are included in Level 2 in this table. In addition, the Company has no assets or liabilities for which it is not practicable to measure at fair value.

A description of the Company’s valuation techniques for financial instruments not reported at fair value and categorized within the fair value hierarchy is shown below:
Valuation of Bonds
The fair value of bonds is based on quoted market prices in active markets when available. Based on the market data, the securities are categorized into asset class, and based on the asset class of the security, appropriate pricing applications, models and related methodology, and standard inputs are utilized to determine what a buyer in the marketplace would pay for the security in a current sale. When quoted prices are not readily available or in an inactive market, standard inputs used in the valuation models, listed in approximate order of priority, include, but are not limited to, benchmark yields, reported trades, Municipal Securities Rulemaking Board reported trades, Nationally Recognized Municipal Securities Information Repository material event notices, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids,
Statutory Financial Statements as of December 31, 2025

29 of 44

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

offers, reference data, and industry and economic events. In some cases, including private placement securities and certain difficult-to-price securities, internal pricing models may be used that are based on market proxies. Internal pricing models based on market spread and U.S. Treasury rates are used to value private placement holdings. The primarily unobservable input used in the discounted cash flow models for states and political subdivisions, foreign government, and corporate bonds is a corporate index option adjusted spread (OAS). CDO and certain mortgage-backed securities are priced by a third-party vendor and the Company internally reviews the valuation for reasonableness. The Company does not have insight into the specific inputs; however, the key unobservable inputs would generally include default rates.
Generally, U.S. Treasury securities and exchange-traded stocks are included in Level 1. Most bonds for which prices are provided by third-party pricing sources, including private placement securities that are priced by asset managers, are included in Level 2, because the inputs used are market observable. Bonds for which prices were obtained from broker quotes, certain bonds without active trading markets, and internally priced private placements are included in Level 3.
Valuation of Cash Equivalents
Cash equivalents are primarily comprised of money market mutual funds. The fair value of money market mutual funds is based on quoted market prices in active markets and included in Level 1.
Valuation of Deposit-Type Contracts
Fair values of deposit-type contracts are based on discounted cash flows using internal inputs, including the discount rate and consideration of the Company’s own credit standing and a risk margin for actuarial inputs.
Valuation of Other Investment Contracts
Other investment contracts are included within Life policies and annuity contracts within the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. Other investment contracts include certain reserves related to deferred annuities and other payout annuities that may include life contingencies, but do not have significant mortality risk due to substantial periods certain. Fair values are based on discounted cash flows using internal inputs, including the discount rate and consideration of the Company’s own credit standing and a risk margin for market inputs.
Valuation of Separate Account Liabilities
The fair value of separate account liabilities approximates the fair value of separate account assets.
(7)    Income Taxes
(a)    Deferred Tax Assets and Liabilities
The components of the net DTA or net DTL are as follows:

	December 31, 2025
	Ordinary	Capital	Total
Total gross deferred tax assets	$31,821	609	32,430
Statutory valuation allowance adjustments	—	—	—
Adjusted gross deferred tax assets	31,821	609	32,430
Deferred tax assets nonadmitted	(22,131)	—	(22,131)
Subtotal net admitted deferred tax assets	9,690	609	10,299
Deferred tax liabilities	(1,120)	—	(1,120)
Net admitted deferred tax assets	$8,570	609	9,179
Statutory Financial Statements as of December 31, 2025

30 of 44

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

	December 31, 2024
	Ordinary	Capital	Total
Total gross deferred tax assets	$19,937	752	20,689
Statutory valuation allowance adjustments	—	—	—
Adjusted gross deferred tax assets	19,937	752	20,689
Deferred tax assets nonadmitted	(13,091)	—	(13,091)
Subtotal net admitted deferred tax assets	6,846	752	7,598
Deferred tax liabilities	(1,415)	—	(1,415)
Net admitted deferred tax assets	$5,431	752	6,183

	Change
	Ordinary	Capital	Total
Total gross deferred tax assets	$11,884	(143)	11,741
Statutory valuation allowance adjustments	—	—	—
Adjusted gross deferred tax assets	11,884	(143)	11,741
Deferred tax assets nonadmitted	(9,040)	—	(9,040)
Subtotal net admitted deferred tax assets	2,844	(143)	2,701
Deferred tax liabilities	295	—	295
Net admitted deferred tax assets	$3,139	(143)	2,996

The amount of admitted adjusted gross DTAs allowed under each component of SSAP No. 101 – Income Taxes (SSAP No. 101) as of December 31 are as follows:

	December 31, 2025
	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks (11.a)	$—	—	—
Adjusted gross DTAs expected to be realized after application of the threshold limitations
Lesser of 11.b.i or 11.b.ii:
Adjusted gross DTAs expected to be realized following the balance sheet date (11.b.i.)	8,570	609	9,179
Adjusted gross DTAs allowed per limitation threshold (11.b.ii)	N/A	N/A	35,112
Lesser of 11.b.i or 11.b.ii	8,570	609	9,179
Adjusted gross DTAs offset by gross DTLs (11.c)	1,120	—	1,120
Deferred tax assets admitted	$9,690	609	10,299

	December 31, 2024
	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks (11.a)	$—	—	—
Adjusted gross DTAs expected to be realized after application of the threshold limitations
Lesser of 11.b.i or 11.b.ii:
Adjusted gross DTAs expected to be realized following the balance sheet date (11.b.i.)	5,431	752	6,183
Adjusted gross DTAs allowed per limitation threshold (11.b.ii)	N/A	N/A	36,159
Lesser of 11.b.i or 11.b.ii	5,431	752	6,183
Adjusted gross DTAs offset by gross DTLs (11.c)	1,415	—	1,415
Deferred tax assets admitted	$6,846	752	7,598
Statutory Financial Statements as of December 31, 2025

31 of 44

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

	Change
	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks (11.a)	$—	—	—
Adjusted gross DTAs expected to be realized after application of the threshold limitations
Lesser of 11.b.i or 11.b.ii:
Adjusted gross DTAs expected to be realized following the balance sheet date (11.b.i.)	3,139	(143)	2,996
Adjusted gross DTAs allowed per limitation threshold (11.b.ii)	N/A	N/A	(1,047)
Lesser of 11.b.i or 11.b.ii	3,139	(143)	2,996
Adjusted gross DTAs offset by gross DTLs (11.c)	(295)	—	(295)
Deferred tax assets admitted	$2,844	(143)	2,701

Ratios used for threshold limitation as of December 31 are as follows:

	December 31
	2025	2024	Change
Ratio percentage used to determine recovery period and threshold limitation amount	672%	637%	35%
Amount of adjusted capital and surplus used to determine recovery period threshold limitation	$234,077	$241,058	$(6,981)
Impact of tax planning strategies on the determination of net admitted adjusted gross DTAs is as follows:

	December 31, 2025
	Ordinary	Capital
Net admitted adjusted gross DTAs - (percentage of total net admitted adjusted gross DTAs)	—%	100.0%

	December 31, 2024
	Ordinary	Capital
Net admitted adjusted gross DTAs - (percentage of total net admitted adjusted gross DTAs)	—%	100.0%

Change
	Ordinary	Capital
Net admitted adjusted gross DTAs - (percentage of total net admitted adjusted gross DTAs)	—%	—%
The Company’s tax planning strategies do not include the use of reinsurance.
(b)    Unrecognized Deferred Tax Liabilities
There are no temporary differences for which DTLs are not recognized.
(c)    Current and Deferred Income Taxes
The significant components of income taxes incurred (i.e. Current income tax expense) include:
Statutory Financial Statements as of December 31, 2025

32 of 44

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

	December 31
	2025	2024	2023	2025-2024 Change	2024-2023 Change
Current year federal tax (benefit) expense - ordinary income	$(1,830)	(7,495)	(1,665)	5,665	(5,830)
Current year foreign tax (benefit) expense - ordinary income	—	—	—	—	—
Subtotal	(1,830)	(7,495)	(1,665)	5,665	(5,830)
Current year tax (benefit) expense - net realized capital gains (losses)	(203)	(168)	(450)	(35)	282
Federal and foreign income taxes incurred	$(2,033)	(7,663)	(2,115)	5,630	(5,548)
DTAs and DTLs consist of the following major components:

	December 31
Deferred tax assets	2025	2024	Change
Ordinary:
Deferred acquisition costs	$7,343	6,121	1,222
Policyholder reserves	24,472	13,804	10,668
Nonadmitted assets	6	12	(6)
Subtotal	31,821	19,937	11,884
Nonadmitted ordinary deferred tax assets	(22,131)	(13,091)	(9,040)
Admitted ordinary tax assets	9,690	6,846	2,844

Capital:
Impaired assets	609	752	(143)
Subtotal	609	752	(143)
Admitted capital deferred tax assets	609	752	(143)
Admitted deferred tax assets	$10,299	7,598	2,701

	December 31
Deferred tax liabilities	2025	2024	Change
Ordinary:
Investments	$(1,114)	(1,099)	(15)
Policyholder reserves	—	(310)	310
Deferred and uncollected premiums	(6)	(6)	—
Subtotal	(1,120)	(1,415)	295

Capital:
Other	—	—	—
Subtotal	—	—	—
Deferred tax liabilities	(1,120)	(1,415)	295
Net deferred tax asset	$9,179	6,183	2,996
The realization of the Ordinary DTAs is dependent upon the Company's ability to generate sufficient taxable income in future periods and the realization of Capital DTAs is dependent on tax planning strategies. Based on historical results and the prospects for future current operations, including tax planning strategies, management anticipates that it is more likely than not that future taxable ordinary and capital income will be sufficient for the realization of the remaining DTAs.
Statutory Financial Statements as of December 31, 2025

33 of 44

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

The Inflation Reduction Act was enacted on August 16, 2022. The Company has determined as of December 31, 2025 that it is an applicable corporation with respect to the Corporate Alternative Minimum Tax (CAMT), but that it will not incur a CAMT liability in 2025. The financial statements, therefore, do not include any impact related to CAMT. The Company has made an accounting election to disregard CAMT when evaluating the need for a Valuation Allowance for its non-CAMT DTAs.

The One Big Beautiful Bill Act (OBBBA) was enacted into law on July 4, 2025, which introduced changes to the tax treatment of a number of items. No material impacts of OBBBA for the Company have been identified.
In computing taxable income, life insurance companies are allowed a deduction attributable to their life insurance and accident and health reserves. The Tax Act of 2017 significantly changed the methodology by which these reserves are computed for tax purposes. The changes are effective for tax years beginning after 2017 and are subject to a transition rule that spreads the additional income tax liability over the subsequent eight years beginning in 2018.  Due to complexities in the new methodology and limited guidance from the Internal Revenue Service and U.S. Treasury, the Company has recorded provisional amounts for the deferred tax revaluation associated with the changes in the computation of life insurance tax reserves based on information available at December 31, 2017.  Pursuant to Interpretation of the SAP Working Group 18-01: Updated Tax Estimates under the Tax Cuts and Jobs Act, provisional tax computations related to these amounts were reasonably estimated as of December 31, 2017 and have been adjusted based on guidance received from Internal Revenue Service and U.S. Treasury. Adjusted amounts are reflected in the Company's results of operations for the years ended December 31, 2025, 2024, and 2023.
The Change in net deferred income tax is comprised of the following (this analysis is exclusive of the nonadmitted DTAs as the Change in nonadmitted assets is reported separately from the Change in net deferred income tax in the Unassigned surplus section of the Statutory Statements of Capital and Surplus):

	December 31
	2025	2024	Change
Net deferred tax assets	$31,309	19,274	12,035
Statutory valuation allowance adjustment	—	—	—
Net deferred tax assets after statutory valuation allowance	31,309	19,274	12,035
Tax effect of unrealized gains/(losses)	—	—	—
Change in net deferred income tax			$12,035
Statutory Financial Statements as of December 31, 2025

34 of 44

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

(d)    Reconciliation of Federal Income Tax Rate to Actual Effective Rate
The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference are as follows:

	December 31, 2025	December 31, 2024	December 31, 2023
Federal income tax rate	21.0%	21.0%	21.0%
Amortization of IMR	(1.2)	1.8	2.1
Dividends received deduction	1.0	(0.6)	(1.6)
Call interest reclass to capital	0.1	—	—
Tax hedges	1.6	6.4	0.9
Tax hedge reclassification	5.2	(20.6)	(31.3)
Non-deductible expenses	—	0.1	0.8
Prior period adjustments	0.2	(5.9)	0.4
Change in deferred tax impairments	(0.3)	—	0.2
Realized capital gains tax	0.4	(0.4)	(1.6)
Correction of error surplus	—	—	(1.7)
Effective tax rate	28.0%	1.8%	(10.8)%

Federal and foreign income taxes incurred	3.6%	(19.8)%	(6.0)%
Realized capital gains tax	0.4	(0.4)	(1.6)
Change in net deferred income taxes	24.0	22.0	(3.2)
Effective tax rate	28.0%	1.8%	(10.8)%
(e)    Carryforwards, Recoverable Taxes, and IRC Section 6603 Deposits
As of December 31, 2025, there are no operating losses or tax credit carryforwards available for tax purposes.
There are no Federal income taxes available for recoupment in the event of future net losses.
There are no aggregate deposits admitted under Section 6603 of the IRC.
The Company had no tax contingencies computed in accordance with SSAP No. 101 as of December 31, 2025 and 2024.
The Company recognizes interest and penalties accrued related to unrecognized tax benefits in federal income tax expense. During the years ended December 31, 2025 and 2024, the Company recognized no such expenses.
(f)    Consolidated Federal Income Tax Return
The Company's federal income tax return is consolidated with its parent, Allianz Life Insurance Company of North America (Allianz Life) for consolidation with the tax return of Allianz of America (AZOA), the parent of Allianz Life. The method of allocation among companies is subject to a written agreement with AZOA, approved by the Board of Directors of AZOA, that provides for computation of federal income taxes primarily on a separate company basis with the Company receiving reimbursement by AZOA for the benefit of all tax attributes, including credits and losses, when such attributes are utilized in the AZOA consolidated federal income tax return. In 2023, the Company amended the agreement to include the corporate alternative minimum tax applying principles described above. Intercompany tax balances are settled annually after the consolidated return is filed.
The Company is included in the consolidated group for which AZOA files a federal income tax return on behalf of all group members. As a member of the AZOA consolidated group, the Company is no longer subject to U.S. Federal income tax examinations for years prior to 2018, though examinations of State combined returns filed by AZOA, which include the Company may still be conducted for 2016 and subsequent years. In the second quarter of 2025, the Internal Revenue Service (IRS) examination of AZOA for the 2016 and 2017
Statutory Financial Statements as of December 31, 2025

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ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

income tax returns was closed after reaching a final agreement with the IRS Appeals Office regarding an issue related to variable annuity hedging income recognition. The IRS has also initiated an examination of AZOA's 2018-2022 income tax returns. The examination of the 2018-22 returns is expected to close by the end of 2026.
As of December 31, 2025, the companies included in the consolidated group for which AZOA files a federal income tax return are included below:

Members of Consolidated Tax Group
Allianz Life Insurance Company of New York	Allianz Underwriters Insurance Company
Allianz Life Insurance Company of North America	AGCS Marine Insurance Company
AZOA Services Corporation	Allianz Reinsurance Management Services, Inc.
Allianz Global Risks US Insurance Company	Fireman’s Fund Insurance Company
Allianz Reinsurance of America, Inc.	Fireman’s Fund Indemnity Corporation
Allianz Technology of America, Inc.	National Surety Corporation
Allianz Renewable Energy Partners of America LLC	Chicago Insurance Company
Allianz Renewable Energy Partners of America 2 LLC	Interstate Fire & Casualty Company
Questar Capital Corporation	American Automobile Insurance Company
Allianz Fund Investments, Inc.	Allianz Risk Transfer, Inc.
Allianz Life Insurance Company of Missouri	Allianz Risk Transfer (Bermuda), Ltd.

(8)    Accident and Health Claim Reserves
Accident and health claim reserves are based on estimates that are subject to uncertainty. Uncertainty regarding reserves of a given accident year is gradually reduced as new information emerges each succeeding year, thereby allowing more reliable reevaluations of such reserves. While management believes that reserves as of December 31, 2025, are appropriate, uncertainties in the reserving process could cause reserves to develop favorably or unfavorably in the near term as new or additional information emerges. Any adjustments to reserves are reflected in the operating results of the periods in which they are made. Movements in reserves could significantly impact the Company’s future reported earnings.
Activity in the accident and health claim reserves is summarized as follows:

	2025	2024	2023
Balance at January 1, net of reinsurance recoverables of $1,831, $1,512, and $1,416, respectively	$13,679	11,403	10,658
Incurred related to:
Current year	3,669	4,711	3,845
Prior years	1,184	1,321	16
Total incurred	4,853	6,032	3,861
Paid related to:
Current year	442	428	272
Prior years	3,944	3,328	2,844
Total paid	4,386	3,756	3,116
Balance at December 31, net of reinsurance recoverables of $1,984, $1,831, and $1,512, respectively	$14,146	13,679	11,403
Claim reserves related to prior years incurred in 2025, 2024, and 2023 were unfavorable as a result of re-estimation of unpaid claims and claim adjustment expenses, principally on the individual LTC line of business.
Statutory Financial Statements as of December 31, 2025

36 of 44

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

(9)    Reinsurance
The Company primarily enters into reinsurance agreements to manage risk resulting from its life, annuity, and accident and health businesses, as well as businesses the Company has chosen to exit. In the normal course of business, the Company seeks to limit its exposure to loss by ceding risks using various types of reinsurance agreements.
The Company monitors the financial exposure and financial strength of the reinsurers on an ongoing basis. The Company attempts to mitigate risk by securing recoverable balances with various forms of collateral, including arranging trust accounts and letters of credit with certain reinsurers.
The effect of reinsurance on reserves and claims, for amounts recoverable from other insurers, was as follows:

	For the years ended December 31,
Reduction in:	2025	2024
Aggregate reserves	$28,255	20,762
Policy and contract claims	142	152
The Company assumed no business from other companies for the years ended December 31, 2025, 2024, and 2023. Life insurance, annuities, and accident and health business ceded to other companies are as follows:

Year ended	Direct amount	Ceded to other companies	Net amount
December 31, 2025
Life insurance in force	$3,981,364	3,581,253	400,111
Premiums:
Life	5,272	4,758	514
Annuities	1,236,890	—	1,236,890
Accident and health	2,744	349	2,395
Total premiums	$1,244,906	5,107	1,239,799

December 31, 2024
Life insurance in force	$3,559,270	3,186,474	372,796
Premiums:
Life	4,712	4,247	465
Annuities	1,100,598	—	1,100,598
Accident and health	2,953	376	2,577
Total premiums	$1,108,263	4,623	1,103,640

December 31, 2023
Life insurance in force	$2,921,758	2,627,567	294,191
Premiums:
Life	3,661	3,321	340
Annuities	967,460	—	967,460
Accident and health	3,058	393	2,665
Total premiums	$974,179	3,714	970,465
There are no nonaffiliated reinsurers owned in excess of 10% or controlled, either directly or indirectly, by the Company or by a representative, officer, trustee, or director of the Company.
There are no policies issued by the Company that have been reinsured with a company chartered in a country other than the United States that is owned in excess of 10% or controlled directly or indirectly by an insured, a beneficiary, a creditor, or any other person not primarily engaged in the insurance business.
Statutory Financial Statements as of December 31, 2025

37 of 44

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

The Company does not have any reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits.
The Company does not have reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts that, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.
The Company did not write off any uncollectible recoverables during 2025, 2024, or 2023.
(10)    Annuity Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics
Information regarding the Company’s annuity actuarial reserves and deposit liabilities by withdrawal characteristics at December 31 is as follows:

	2025	Percentage of total	2024	Percentage of total
Subject to discretionary withdrawal:
With market value adjustment	$64,226	1%	$63,940	1%
At book value less current surrender charges of 5% or more	4,323,150	57	3,516,985	55
At market value	1,402,487	19	1,471,914	23
Total with adjustment or at market value	5,789,863	77	5,052,839	79
At book value without adjustment (minimal or no charge or adjustment)	1,565,586	21	1,238,407	19
Not subject to discretionary withdrawal	160,852	2	151,774	2
Total gross	7,516,301	100%	6,443,020	100%
Reinsurance ceded	—		—
Total net	$7,516,301		$6,443,020
Amount included in At book value less current charges of 5% or more that will move to At book value without adjustment in the year after the statement date:	$779,548		$700,088

Reconciliation of total annuity actuarial reserves and deposit fund liabilities:	2025	2024
Life, Accident and Health Annual Statement:
Annuities, net (excluding supplementary contracts with life contingencies)	$317,845	335,885
Supplemental contracts with life contingencies, net	24,220	23,899
Deposit-type contracts	6,022	5,769
Subtotal	348,087	365,553
Separate Accounts Annual Statement:
Annuities, net (excluding supplementary contracts with life contingencies)	7,167,047	6,076,632
Supplemental contracts with life contingencies, net	1,167	836
Subtotal	7,168,214	6,077,468
Total annuity actuarial reserves and deposit fund liabilities	$7,516,301	6,443,021
Statutory Financial Statements as of December 31, 2025

38 of 44

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

(11)    Life Actuarial Reserves by Withdrawal Characteristics
Information regarding the Company’s life actuarial reserves by withdrawal characteristics at December 31 is as follows:

	2025
General Account	Account value	Cash value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Universal life	$—	—	512
Indexed life	1,706	1,680	1,742
Other permanent cash value life insurance	258	258	258
Miscellaneous reserves	—	—	11,000
Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	XXX	XXX	7,898
Miscellaneous reserves	XXX	XXX	74,725
Total gross	1,964	1,938	96,135
Reinsurance ceded	—	—	20,118
Total net (1)	$1,964	1,938	76,017

(1) Balances reflected within this disclosure reside in the Company's general account; the Company's separate accounts do not contain Life business.

	2024
General Account	Account value	Cash value	Reserve
Subject to discretionary withdrawal, surrender values, or policy loans:
Universal life	$—	—	500
Indexed life	1,633	1,591	1,652
Other permanent cash value life insurance	246	246	246
Miscellaneous reserves	—	—	11,000
Not subject to discretionary withdrawal or no cash values:
Term policies without cash value	XXX	XXX	1,909
Miscellaneous reserves	XXX	XXX	12,980
Total gross	1,879	1,837	28,287
Reinsurance ceded	—	—	13,007
Total net (1)	$1,879	1,837	15,280

(1) Balances reflected within this disclosure reside in the Company's general account; the Company's separate accounts do not contain Life business.
The Company does not have any Life policies with either guarantees or nonguarantees in the separate account.

Reconciliation of total life actuarial reserves:	2025	2024
Life, Accident, and Health Annual Statement:
Life insurance, net	$3,373	2,808
Miscellaneous reserves, net	72,644	12,472
Total life actuarial reserves	$76,017	15,280

Statutory Financial Statements as of December 31, 2025

39 of 44

ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

(12)    Separate Accounts
The Company’s separate accounts represent funds held for the benefit of contract holders entitled to payments under variable annuity contracts issued through the Company’s separate accounts and underwritten by the Company. Information regarding the Company’s separate accounts for the years ended December 31 is as follows:

	2025		2024
	Indexed	Nonguaranteed separate accounts	Nonguaranteed separate accounts
Premiums, considerations, or deposits	$1,129,886	1,586	1,006,768
Reserves:
Reserves for accounts with assets at fair value	435,319	1,403,654	2,453,968
Reserves for account, with assets at amortized cost	5,329,240	—	3,623,499
Total reserves	5,764,559	1,403,654	6,077,467
By withdrawal characteristics:
At book value without MV adjustment and with current surrender charge of 5% or more	3,887,081	—	2,535,017
At fair value	435,319	1,402,487	2,453,132
At book value without MV adjustment and with current surrender charge of less than 5%	1,442,159	—	1,088,483
Subtotal	5,764,559	1,402,487	6,076,632
Not subject to discretionary withdrawal	—	1,167	836
Total	$5,764,559	1,403,654	6,077,468
For the year ended December 31, 2025, the Company began classifying its variable-indexed premium as Indexed in the table above due to the nature of the variable-indexed products.
As of December 31, 2025 and 2024, the Company’s separate accounts included legally insulated assets and non-insulated assets attributed to the following products/transactions:

	2025		2024
Product/transaction	Legally insulated	Not legally insulated	Legally insulated	Not legally insulated
Variable Annuities	$1,414,077	—	1,485,804	—
Variable Annuities (Non-Unitized Non-Insulated)	—	6,245,691	—	4,915,669
Total	$1,414,077	6,245,691	1,485,804	4,915,669
The Company’s separate account liabilities contain guaranteed benefits. The liabilities for guaranteed benefits are supported by the Company’s general account assets. To compensate the general account for the risk taken, the separate account paid risk charges of $20,730, $22,140, $24,002, $24,891, and $25,752 during the past five years, respectively. The general account of the Company paid $997, $363, $5,133, $7,256, and $191 towards separate account guarantees during the past five years, respectively.
Statutory Financial Statements as of December 31, 2025

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ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

A reconciliation of net transfers to separate accounts for the years ended December 31 is included in the following table:

	2025	2024	2023
Transfers as reported in the Summary of Operations of the Separate Accounts Annual Statement:
Transfers to separate accounts	$1,131,472	1,006,768	884,944
Transfers from separate accounts	(722,003)	(606,029)	(487,002)
Net transfers to separate accounts	409,469	400,739	397,942
Reconciling adjustments:
Other adjustments	37	1,563	(1,373)
Transfers as reported in the Statutory Statements of Operations	$409,506	402,302	396,569
(13)     Related-Party Transactions
(a)     Real Estate
The Company subleases office space from an affiliate. In connection with this agreement, the Company incurred rent expense of $125, $69, and $83 in 2025, 2024, and 2023, respectively, which is included in General and administrative expenses on the Statutory Statements of Operations.
(b)     Service Fees
The Company incurred fees for administrative services provided by Allianz Life of $23,334, $21,425 and $17,933 in 2025, 2024, and 2023, respectively. The Company’s liability for these expenses was $2,563 and $2,485 as of December 31, 2025 and 2024, respectively, and is included in Payable to parent and affiliates on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. In the normal course of business, the outstanding amount is settled in cash.
The Company incurred fees for investment advisory services provided by affiliated companies of $7,289, $5,967, and $3,747 in 2025, 2024, and 2023, respectively. The Company’s liability for these charges was $642 and $594 as of December 31, 2025 and 2024, respectively, and is included in Payable to parent and affiliates on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. In the normal course of business, the outstanding amount is settled in cash.
The Company has an agreement with Allianz Investment Management, LLC which has subsequent agreements with its affiliates Pacific Investment Management Company (PIMCO), and with certain other related parties whereby (1) specific investment options managed by PIMCO are made available through the Company's separate accounts to holders of the Company's variable annuity products, and (2) the Company receives compensation for providing administrative and recordkeeping services relating to the investment options managed by PIMCO. Income recognized by the Company from this affiliate for distribution and in-force related costs as a result of providing investment options to the contractholders was $325, $368, and $435 during 2025, 2024, and 2023, respectively, which is included in Fees from separate accounts on the Statutory Statements of Operations. The related receivable for the fees was $53 and $29 at December 31, 2025 and 2024, respectively, which is included in Other assets on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.
The Company has incurred commission expense related to the distribution of variable annuity products from Allianz Life Financial Services, LLC, (ALFS), an affiliated company, in the amount of $74,680, $69,052, and $61,230 for the years ended December 31, 2025, 2024, and 2023, respectively.
The Company has an agreement with ALFS, whereby 12b-1 fee receivables are assigned to the Company and Allianz Life. The Company has also agreed with Allianz Life to share in reimbursing ALFS for direct and indirect expenses incurred in performing services for the Company and Allianz Life. In the event that assigned receivables exceed expenses, ALFS records a loss on the transaction with the Company and a dividend-in-kind to Allianz Life. The Company recorded revenue from this agreement of $2,993, $3,252, and $3,303 for the
Statutory Financial Statements as of December 31, 2025

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ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

years ended December 31, 2025, 2024, and 2023, respectively. The Company recorded expenses related to this agreement of $13,519, $14,803, and $12,245 for the years ended December 31, 2025, 2024, and 2023, respectively.
(c)     Reinsurance
The Company cedes certain term life and universal life insurance policies to Allianz Life. At December 31, 2025 and 2024, the Company had no reinsurance recoverables and receivables from Allianz Life included in Other assets on the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.
(d)     Line of Credit Agreement
The Company has a line of credit agreement with Allianz Life to provide liquidity as needed. The Company’s borrowing capacity under the agreement is limited to 5% of the general account admitted assets of the Company as of the preceding year end which amounts to $227,899. The Company's general account admitted assets include the book value portion of the non-insulated separate account assets. The interest rate for borrowing under the agreement is based on the Secured Overnight Financing Rate (SOFR). Borrowed amounts can be prepaid at any time with no prepayment penalty. There was no interest accrued as of December 31, 2025 and 2024. There was no outstanding balance under the line of credit agreement as of December 31, 2025, and 2024.
(e)     Dividends and Capital Contributions
The Company did not pay dividends to Allianz Life during the years ended December 31, 2025, 2024 and 2023.
The Company received capital contributions of $60,000, $60,000, and $30,000 from Allianz Life during the years ended December 31, 2025, 2024 and 2023, respectively.
(f)     Intercompany Balances
The Company reported a receivable of $53 and a payable of $5,118 to parent, subsidiaries and affiliates at December 31, 2025. The Company reported a receivable of $0 and a payable of $7,282 at December 31, 2024. Intercompany balances are settled in the normal course of business.
(14)    Employee Benefit Plans
The Company participates in the Allianz Asset Accumulation Plan (AAAP), a defined contribution plan sponsored by Allianz of America Corporation. Eligible employees are immediately enrolled in the AAAP on their first day of employment. The AAAP will accept participants’ pretax, Roth 401(k), and/or after-tax contributions up to 80% of the participants’ eligible compensation, although contributions remain subject to annual limitations set by the Internal Revenue Service. The Company matches up to a maximum of 7.5% of the employees’ eligible compensation. Participants are 100% vested in the Company’s matching contribution after three years of service.
The AAAP administration expenses and the trust fund, including trustee fees, investment manager fees, and audit fees, are payable from the trust fund but may, at the Company’s discretion, be paid by the Company. All legal fees are paid by the Company. It is the Company’s policy to fund the AAAP costs as incurred. The Company has expensed $583, $446, and $395 in 2025, 2024, and 2023, respectively, toward the AAAP matching contributions and administration expenses.
(15)    Statutory Capital and Surplus
Statutory accounting practices prescribed or permitted by the Company’s state of domicile are directed toward insurer solvency and protection of policyholders. As such, the Company is required to meet minimum statutory capital and surplus requirements. The Company’s statutory capital and surplus as of December 31, 2025 and 2024 were in compliance with these requirements. The maximum amount of dividends that can be paid by New York insurance companies to stockholders without prior approval of the Department is subject to restrictions relating to statutory earned surplus, also known as unassigned funds. Unassigned funds are determined in accordance with the accounting procedures and practices governing preparation of the statutory annual statement. In accordance with New York
Statutory Financial Statements as of December 31, 2025

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ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

statutes, the Company may declare and pay from its Unassigned surplus cash dividends of no more than the lesser of 10% of its beginning-of-the year statutory surplus, or its net gain from operations before net realized capital gains of the insurer for the 12-month period ending the 31st day of the preceding year. Based on these restrictions, no ordinary dividends can be paid in 2026 without prior approval of the Department. The Company paid no dividends in 2025, 2024, and 2023.
The Company has special surplus funds at December 31, 2025 and 2024 of $5,244 and $8,575, respectively, which is due to admitted disallowed IMR. Refer to Note 5(i) regarding the admitted disallowed IMR.
Regulatory Risk-Based Capital
An insurance enterprise’s state of domicile imposes minimum risk-based capital requirements that were developed by the NAIC. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of an enterprise’s regulatory total adjusted capital to its authorized control level risk-based capital, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. This ratio for the Company significantly exceeds required minimum thresholds as of December 31, 2025 and 2024.
(16)    Direct Premiums Written by Third-Party Administrators
The Company has direct premiums written by third-party administrators (TPAs). The types of business written by the TPAs include life, accidental death and dismemberment, medical, disability, and LTC. The authority granted to the TPAs includes claims payment, claims adjustment, underwriting, binding authority, and premium collection. Total premiums written by TPAs were $5,281, $4,726, and $3,686 for 2025, 2024, and 2023, respectively. For the years ended December 31, 2025, 2024, and 2023, there were no individual TPAs that wrote premiums that equaled at least 5% of the capital and surplus of the Company.
(17)    Reconciliation to the Annual Statement
The Company is required to file an Annual Statement with the Department. As of December 31, 2025 and 2024, there is no difference in admitted assets or liabilities between this report and the Annual Statement. As of December 31, 2025, 2024, and 2023, there is no difference in capital and surplus or net income between this report and the Annual Statement.
(18)    Commitments and Contingencies
The Company may become subject to claims and lawsuits that arise in the ordinary course of business.
The Company is contingently liable for possible future assessments under regulatory requirements pertaining to insolvencies and impairments of unaffiliated insurance companies. Provision has been made for assessments currently received and assessments anticipated for known insolvencies.
The financial services industry, variable and fixed annuities, life insurance, distribution companies, and broker-dealers, are subject to close scrutiny by regulators, legislators, and the media.
Federal and state regulators, such as state insurance departments, state securities departments, the Securities and Exchange Commission, the Financial Industry Regulatory Authority, the Internal Revenue Service, and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning various selling practices, including suitability reviews, product exchanges, sales to seniors, and compliance with, among other things, insurance and securities law. The Company is and may become subject to ongoing market conduct examinations, inquiries, and investigations by regulators, which may result in fines and/or otherwise have a material adverse effect on the Company.
It can be expected that annuity and life product designs, management, and sales practices will be an ongoing source of regulatory scrutiny and enforcement actions, litigation, and rulemaking.
These matters could result in legal precedents and new industry-wide legislation, rules, and regulations that could significantly affect the financial services industry, including life insurance and annuity companies. It is unclear at this
Statutory Financial Statements as of December 31, 2025

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ALLIANZ LIFE INSURANCE COMPANY OF NEW YORK
Notes to the Statutory Financial Statements
(Dollars in thousands, except share data and security holdings quantities)

time whether any such litigation or regulatory actions will have a material adverse effect on the Company in the future.
(19)    Subsequent Events
The Company has evaluated subsequent events through April 6, 2026, which is the date the Statutory Financial Statements were available to be issued. No material subsequent events have occurred since December 31, 2025 that require adjustment to the Statutory Financial Statements.
Statutory Financial Statements as of December 31, 2025

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